As filed with the Securities and Exchange Commission on August 7, 2026.

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM F-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Maase Inc.

(Exact name of Registrant as specified in its charter)

Not Applicable

(Translation of Registrant’s name into English)

Cayman Islands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Building 48, Zhixin Manufacturing Valley Industrial Park

No. 52 Yangzhou Road, Economic Development Zone, Laixi

Qingdao, Shandong Province, People’s Republic of China

+86-532-66030885

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Cogency Global Inc.

122 East 42nd Street,

18th Floor New York,

NY 10168

+1 800-221-0102

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Henry Yin, Esq. Benjamin Yao, Esq. Loeb & Loeb LLP 2206-19 Jardine House 1 Connaught Place Central, Hong Kong SAR (852) 3923-1111	Joan S. Guilfoyle, Esq. Loeb & Loeb LLP 901 New York Avenue, NW Suite 300 West Washington, DC 20001 (202) 618-5000

Approximate date of commencement of proposed sale to the public: from time to time after the effective date of this registration statement

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This registration statement contains two prospectuses of Maase Inc. (the “Company”):

●	A prospectus that covers the resale of up to 75,419,246 Class A ordinary shares of the Company, par value of US$0.09 per share (“Class A Ordinary Shares”); and

●	A prospectus (the “Universal Shelf Prospectus”) that covers the potential offering, issuance, and sale from time to time of Maase Inc.’s Class A Ordinary Shares, debt securities, warrants, rights and units of up to US$500,000,000 in one or more offerings.

The resale prospectus immediately follows this explanatory note. The Universal Shelf Prospectus will be supplemented by a prospectus supplement with the specific terms of any securities to be offered.

The information in this prospectus is not complete and may be changed. The selling shareholders named in this prospectus may not sell these securities until the registration statement filed with the Securities and Exchange Commission is declared effective. This prospectus is not an offer to sell these securities and the selling shareholders named in this prospectus is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 7, 2026

PROSPECTUS

Maase Inc.

Up to 75,419,246 Class A Ordinary Shares

This prospectus relates to the resale from time to time of up to 75,419,246 Class A ordinary shares of Maase Inc. (the “Company” or “Maase”), par value of US$0.09 per share (“Class A Ordinary Shares”), or the Resale Shares by the selling shareholders identified in this prospectus under the section titled “Selling Shareholders” (the “Selling Shareholders”).

We will not receive any of the proceeds from the sale of the Resale Shares by the Selling Shareholders.

The Selling Shareholders may sell all or a portion of the Resale Shares held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. The names of any underwriters may be stated in the applicable prospectus supplement, if any such prospectus supplement is prepared. If the Resale Shares are sold through underwriters or broker-dealers, the Selling Shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The Resale Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. For additional information on the methods of sale that may be used by the Selling Shareholders, see “Plan of Distribution” beginning on page S-53 of this prospectus.

We will bear all costs, expenses and fees in connection with the registration of the Resale Shares offered hereby.

Our Class A Ordinary Shares are listed on the Nasdaq Global Market under the symbol “MAAS”. On August 6, 2026, the closing trading price of our Class A Ordinary Shares was US$18.91.

Maase is a Cayman Islands holding company with no business operations of its own. It conducts all of its operations through its subsidiaries, consolidated variable interest entity (“VIE”) and subsidiaries of the VIE (collectively, the “Consolidated Entities”) located in China and elsewhere. Maase relies on contractual arrangements with Huazhi Future (Chongqing) Technology Co., Ltd (“Huazhi Future”), a consolidated VIE of Maase. A series of contractual agreements, including a call option agreement, an exclusive business cooperation agreement, equity pledge agreements, and a shareholder power of attorney, were entered into by and among Huazhi Future, Shenzhen Huazhixing Management Consulting Co. Ltd. (“Shenzhen Huazhixing”) and shareholders of Huazhi Future (such agreements, the “Huazhi Contractual Agreements”). Huazhi Contractual Agreements enable us to (i) have power to direct the activities that most significantly affect the economic performance of Huazhi Future; (ii) receive substantially all of the economic benefits from Huazhi Future; and (iii) have an exclusive option to purchase all or a portion of the equity interests in Huazhi Future when and to the extent permitted by PRC laws. As a result, we are considered the primary beneficiary of Huazhi Future for accounting purposes. Accordingly, we consolidate the financial results of Huazhi Future in our consolidated financial statements in accordance with U.S. GAAP. Investors in our Class A Ordinary Shares are not purchasing equity securities of these Consolidated Entities that have substantive business operations but instead are purchasing equity securities of a Cayman Islands holding company. This holding company structure involves unique risks to investors. As used in this prospectus, “we,” “us,” “our company,” “our,” or “the Company” refers to Maase Inc. (formerly known as Puyi Inc. and Highest Performances Holdings Inc.) and its Consolidated Entities.

We face various legal and operational risks and uncertainties related to being based in and having the majority of our operations in China, including Hong Kong. The PRC government has significant authority to regulate, or exert influence on the ability of a company based in China, such as us, to conduct its business, accept foreign investments or list on the U.S. or other foreign exchanges. We face potential risks associated with regulatory approvals of offshore future offerings, oversight on cybersecurity and data privacy, and the expanding efforts in anti-monopoly enforcement. For example, recent regulatory actions undertaken by the PRC government, including the recent enactment of China’s new Data Security Law, the Measures for Cybersecurity Review, Personal Information Protection Law, Trial Administrative Measures on Overseas Offering and Listing of Securities by Domestic Companies with five supporting Guidelines on Application of Regulatory Rules and any other future laws and regulations may require us to incur significant expenses and could materially affect our ability to conduct our business, accept foreign investments, or carry out future offering and listing of securities on the U.S. or other foreign exchanges. These risks could result in a material adverse change in our operations and the value of our shares, significantly limit or completely hinder our future offering of securities to investors, or cause such securities to significantly decline in value or become worthless. For a detailed description of risks relating to doing business in China, see “Item 3. Key Information—D. Risk Factors—Risks Related to Doing Business in China” in our most recent annual report on Form 20-F for the fiscal year ended June 30, 2025, or the 2025 Annual Report, which is incorporated by reference into this prospectus.

In addition, our Class A Ordinary Shares may be prohibited from trading on a national exchange or over-the-counter under the Holding Foreign Companies Accountable Act (the “HFCA Act”) if the Public Company Accounting Oversight Board (United States) (the “PCAOB”) is unable to inspect our auditors for three consecutive years beginning in 2021. On December 16, 2021, the PCAOB issued its report notifying the SEC of its determination that it was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China or Hong Kong. Our current auditor, Enrome LLP, which replaced Deloitte Touche Tohmatsu Certified Public Accountants LLP on January 23, 2025, is headquartered in Singapore and subject to inspection by the PCAOB. Our current auditor was not among the PCAOB-registered public accounting firms headquartered in mainland China or Hong Kong that were subject to 2021 Determinations. As a result, we do not believe we are at risk of having our securities subject to a trading prohibition under the HFCA Act unless a new determination is made by the PCAOB.

If trading in our Class A Ordinary Shares is prohibited under the HFCA Act in the future because the PCAOB determines that it cannot inspect or fully investigate our auditor at such future time, The Nasdaq Stock Market LLC may determine to delist our Class A Ordinary Shares and trading in our Class A Ordinary Shares could be prohibited. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act, and on December 29, 2022, legislation entitled Consolidated Appropriations Act, 2023 (the “Consolidated Appropriations Act”) was signed into law by President Biden, which contained, among other things, an identical provision to the Accelerating Holding Foreign Companies Accountable Act and amended the HFCA Act by requiring the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three, thus reducing the time period for triggering the prohibition on trading. On August 26, 2022, the CSRC, the Ministry of Finance of the PRC (the “MOF”), and the PCAOB signed a Statement of Protocol (the “Protocol”), governing inspections and investigations of audit firms based in mainland China and Hong Kong, taking the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong. Pursuant to the fact sheet with respect to the Protocol disclosed by the U.S. Securities and Exchange Commission (the “SEC”), the PCAOB shall have independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. On December 15, 2022, the PCAOB determined that the PCAOB was able to secure complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its previous determinations to the contrary. However, should PRC authorities obstruct or otherwise fail to facilitate the PCAOB’s access in the future, the PCAOB will consider the need to issue a new determination.

As of the date of this prospectus, we do not have cash management policies and procedures in place that dictate how funds are transferred through our organization. Rather, the funds can be transferred in accordance with the applicable PRC laws and regulations. Cash may be transferred among Maase and our Consolidated Entities in the following manner: (i) funds may be transferred to our Consolidated Entities from Maase as needed in the form of capital contributions or shareholder loans through the intermediary holding companies, as the case may be; and (ii) dividends or other distributions may be paid by our Consolidated Entities to Maase directly or through intermediary holding companies, as the case may be. Our Consolidated Entities generate and retain cash generated from operating activities and re-invest it in our business. In the future, the ability of Maase to pay dividends, if any, to its shareholders and to service any debt it may incur will depend upon dividends paid by our Consolidated Entities.

If any of our Consolidated Entities incurs debt on its own behalf in the future, the instruments governing such debt may restrict its ability to pay dividends to Maase. In addition, to the extent cash or assets in our business is in the PRC or Hong Kong or a PRC or Hong Kong entity, such cash or assets may not be available to fund operations or for other use outside of the PRC or Hong Kong due to interventions in, or the imposition of restrictions and limitations on, the ability of Maase or our subsidiaries by the PRC government to transfer cash or assets. As of the date of this prospectus, none of our Consolidated Entities has declared or paid any dividends or made any distributions to their respective holding companies, including Maase, nor does any of them have intention to do so, except that before AIFU and its subsidiaries ceased to be the Company’s subsidiaries, AIFU’s mainland China subsidiaries have previously declared and paid dividends to its Hong Kong subsidiaries and AIFU itself has previously paid dividends to its shareholders on a quarterly basis. As of the date of this prospectus, Maase has not declared any dividend and does not have a plan to declare a dividend to its shareholders. No cash has been transferred to our investors.

Investing in our securities involves a high degree of risk. Before making an investment decision, please read the information under the heading “Risk Factors” beginning on page S-11 of this prospectus and risk factors set forth in the 2025 Annual Report, in other reports incorporated herein by reference, and in an applicable prospectus supplement.

We are a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended, and, as such, we have elected to comply with certain reduced public company reporting requirements for this prospectus and future filings. Please see “Implications of Being a Foreign Private Issuer.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 7, 2026.

TABLE OF CONTENTS

Prospectus

You should rely only on the information provided in this prospectus, as well as the information incorporated by reference into this prospectus and any applicable prospectus supplement. Neither we nor the Selling Shareholders have authorized anyone to provide you with different information. Neither we nor the Selling Shareholders are making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information in this prospectus, any applicable prospectus supplement or any documents incorporated by reference is accurate as of any date other than the date of the applicable document. Since the date of this prospectus and the documents incorporated by reference into this prospectus, our business, financial condition, results of operations and prospects may have changed.

S-i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement on Form F–3 that we filed with the Securities and Exchange Commission (the “SEC”). The Selling Shareholders may, from time to time, sell the Resale Shares offered by it described in this prospectus, as described under Plan of Distribution. We will not receive any proceeds from the sale by the Selling Shareholders of the Resale Shares offered by them described in this prospectus. Information about the Selling Shareholders may change over time. When the Selling Shareholders sell the Resale Shares under this prospectus, we will, if necessary and required by law, provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add to, update, modify or replace information contained in this prospectus. If a prospectus supplement is provided and the description of the offering in the prospectus supplement varies from the information in this prospectus, you should rely on the information in the prospectus supplement. Before purchasing any Resale Share, you should carefully read both this prospectus and the accompanying prospectus supplement, if any (and any applicable free writing prospectuses), together with the additional information described under the heading “Where You Can Find More Information” and “Incorporation of Certain Information by Reference.”

Neither we nor the Selling Shareholders have authorized anyone to provide you with any information or to make any representations other than those contained in this prospectus or any applicable prospectus supplement or any free writing prospectuses prepared by or on behalf of us or to which we have referred you. Neither we nor the Selling Shareholders take responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. Neither we nor the Selling Shareholders will make an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

We may also provide a prospectus supplement to add information to, or update or change information contained in, this prospectus. Any statement contained in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in such prospectus supplement modifies or supersedes such statement. Any statement so modified will be deemed to constitute a part of this prospectus only as so modified, and any statement so superseded will be deemed not to constitute a part of this prospectus. Before you invest in any securities offered by this prospectus, you should read this prospectus, any applicable prospectus supplements and the related exhibits to the registration statement filed with the SEC, together with the additional information described under the headings “Where You Can Find More Information” and “Incorporation of Certain Information by Reference.”

In this prospectus, unless otherwise indicated or unless the context otherwise requires:

●	“AIFU” refers to AIFU Inc., a leading technology-driven financial service provider in China, which was formerly controlled by the Company. As of the date of this prospectus, the Company no longer holds controlling interests in AIFU;

●	“Carve” refers to Carve Group Ltd.;

●	“Carve Group” refers to Carve and its subsidiaries, including Yunshang Management Company Limited, Shenzhen Hillstar Management Consulting Co., Ltd., Zhongshen Resources Development (Liaoning) Co., Ltd., a premium wild ginseng resource holder, and Glyken Bird Nest Technology (Shenzhen) Co., Ltd., (“Glyken”), a pioneering bird’s nest company specializing in extraction of small molecular bird’s nest peptides using physical heating separation method and manufacturing and selling bird’s nest peptides, and their respective subsidiaries;

●	“China” or the “PRC” refers to the People’s Republic of China, including the special administrative region of Hong Kong and the special administrative region of Macao (“Hong Kong” and “Macao”, respectively), for purpose of this prospectus only; and only when this prospectus refers to specific laws and regulations adopted by the PRC, reference to “China” or the “PRC” excludes Taiwan, Hong Kong and Macao. Unless the context otherwise indicates, the legal and operational risks associated with operating in China discussed in this prospectus also apply to any operations we may now or in the future carry out in Hong Kong or Macao;

S-ii

●	“Class A Ordinary Shares” refers to the Class A ordinary shares of the Company, par value of $0.09 per share with one vote for each share;

●	“Class B Ordinary Shares” refers to the Class B ordinary shares of the Company, par value of $0.09 per share with one hundred votes for each share;

●	“Hong Kong” refers to the Hong Kong Special Administrative Region of the People’s Republic of China for the purposes of this prospectus only;

●	“Huazhi Contractual Agreements” refers to a series of contractual agreements, including a call option agreement, an exclusive business cooperation agreement, equity pledge agreements, and a shareholder power of attorney, were entered into by and among Huazhi Future, Shenzhen Huazhixing Management Consulting Co. Ltd. and shareholders of Huazhi Future.

●	“Huazhi Future” refers to Huazhi Future (Chongqing) Technology Co., Ltd., a company incorporated under the laws of PRC;

●	“Huazhi Group” refers to Huazhi Future and its subsidiaries;

●	“Real Prospect” refers to Real Prospect Limited, which indirectly holds 100% equity interests of Qingdao Maisi Intelligent Technology Co., Ltd.;

●	“Real Prospect Group” refers to Real Prospect and its subsidiaries, including Shenzhen Guibao Intelligent Management Co., Ltd., and Qingdao Maisi Intelligent Technology Co., Ltd.;

●	“shares”, “Shares” or “Ordinary Shares” refers to the Class A Ordinary Shares and Class B Ordinary Shares;

●	“US$,” “$” or “U.S. dollars” refers to the legal currency of the United States;

●	“we”, “us,” “Maase” or the “Company” refers to Maase Inc., and when describing the financial results of Maase Inc., also includes its subsidiaries; and

Unless otherwise stated, all translations from Renminbi to U.S. dollars were made at a rate of RMB7.1636 to US$1.00, which was the exchange rate in effect as of June 30, 2025 as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System. We make no representation that any Renminbi or U.S. dollar amounts referred to in this prospectus could have been, or could be, converted to U.S. dollars or Renminbi, as the case may be, at any particular rate, or at all. The PRC government imposes control over its foreign currency reserves in part through direct regulation of the conversion of Renminbi into foreign exchange.

Discrepancies in any table between totals and sums of the amounts listed are due to rounding. Certain amounts and percentages have been rounded; consequently, certain figures may add up to be more or less than the total amount and certain percentages may add up to be more or less than 100% due to rounding.

No Selling Shareholder is making an offer to sell the securities in any jurisdiction where the offer or sale is not permitted.

S-iii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information you should consider before investing in our securities. Before you decide to invest in our securities, you should read the entire prospectus carefully, including the “Risk Factors” section and the financial statements and related notes appearing at the end of this prospectus.

Company Overview

We are an integrated provider and operator of an artificial intelligence (“AI”) -centric full-scene digital systems. Our businesses focus on areas of flexible energy deployment and intelligent commercial network operation, and provide closed-loop solutions from computing infrastructure, smart hardware and full-scene services, aiming to achieve wide implementation of AI technologies across industries. Powered by our dual engines of intelligent technology and ecosystem integration, through strategic industry consolidation and continuous improvement in operations, our mission is to build up an open and collaborative industrial ecosystem and provide our customers with efficient, reliable and sustainable intelligent products and solutions. We will continuously explore and consolidate high-quality technological and commercial resources globally and explore industrial application scenarios of AI technologies.

As part of our strategic realignment and pivoting to core areas of flexible energy deployment and intelligent commercial network operation, we consummated strategic acquisition of Real Prospect Group in October 2025, expanding into smart technology and new energy related solutions, including electric vehicle charging services and charging equipment, and strategic acquisition of Times Good Limited in March 2026, which in turn, through Huazhi Contractual Agreements, controls Huazhi Group, a provider of computing power and algorithm solutions in China.

In addition to the strategic acquisitions of Real Prospect Group and Huazhi Group, we expanded our businesses through acquisitions. We consummated acquisition of Carve Group in August 2025 establishing our health and wellness product business focused on premium ingredients, including bird’s nest-based products. In addition, as part of the acquisition, we acquired a strategic reserve of wild ginseng resources. We consummated acquisition of Oriental Grove in January 2026, expanding into industry of premium tea products.

Historically, we provided financial services through (i) AIFU Inc., a technology driven independent financial service platform listed on the Nasdaq; and (ii) Fanhua Puyi Fund Distribution Co., Ltd., an independent wealth management service provider. Concurrently with our strategic acquisitions, we have proactively exited non-core historical operations to sharpen our strategic focus and optimize resource allocation. Specifically, we disposed of our wealth management services segment in September 2025, and through AIFU, we divested the claims adjusting services segment in January 2025. On December 22, 2025, AIFU completed the issuance of its 5,000,000 class B ordinary shares to a third party. Following this issuance of shares, our aggregate beneficial ownership of the total outstanding shares of AIFU was diluted from approximately 10.35% to approximately 7.85%, and our aggregate voting power was diluted from approximately 48.55% to approximately 16.75% (such change in AIFU, the “AIFU Reorganization”). As a result of the AIFU Reorganization, we no longer exercise control over AIFU, and AIFU and its insurance agency services are no longer consolidated in our consolidated financial statements since then. The exit from historical financial service business is part of our strategic realignment.

Corporate Information

Our principal executive offices are located at Building 48, Zhixin Manufacturing Valley Industrial Park, No. 52 Yangzhou Road, Economic Development Zone, Laixi, Qingdao, Shandong Province, People’s Republic of China. 266000. Our telephone number is +86-532-66030885. Our registered office in the Cayman Islands is Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.

Corporate Structure

We are a holding company incorporated in the Cayman Islands and not an operating company. As of the date of this prospectus, as a holding company with no material operations of our own, we conduct our business through our PRC subsidiaries and consolidated entities.

The following diagram illustrates our corporate structure as of the date of this prospectus, including our significant subsidiaries directly or indirectly owned by us through equity ownership and contractual arrangement:

The Huazhi Contractual Agreements, pursuant to which we consolidate the financial results of Huazhi Future in our consolidated financial statements in accordance with U.S. GAAP, consist of the following agreements:

●	The Exclusive Business Cooperation Agreement by and between Huazhi Future and Shenzhen Huazhixing Management Consulting Co., Ltd. (“Shenzhen Huazhixing”), dated February 10, 2026, pursuant to which Shenzhen Huazhixing has agreed to provide comprehensive technical support and development, consulting services and other related services to Huazhi Future on exclusive basis, and Huazhi Future has agreed to pay Shenzhen Huazhixing an annual service fee in an amount equal to its net profits for the preceding fiscal year;

●	The Call Option Agreement by and among Shenzhen Huazhixing and shareholders of Huazhi Future, dated February 10, 2026, pursuant to which each shareholder of Huazhi Future granted Shenzhen Huazhixing an exclusive option to purchase all or a portion of their respective equity interest in Huazhi Future at the minimum price permitted under applicable PRC laws and regulations;

●	The Equity Pledge Agreement by and between Shenzhen Huazhixing, and each shareholder of Huazhi Future, dated February 10, 2026, respectively, pursuant to which each shareholder of Huazhi Future pledged their respective equity interest in Huazhi Future to Shenzhen Huazhixing to secure their obligations under the Exclusive Business Cooperation Agreement and the Call Option Agreement. As of the date of this prospectus, the equity pledges under the Equity Pledge Agreement have been registered with competent PRC regulatory authority; and

●	The Power of Attorney granted by each shareholder of Huazhi Future on February 10, 2026, pursuant to which each shareholder of Huazhi Future irrevocably appointed Shenzhen Huazhixing as their exclusive agent and attorney to act on their behalf on all shareholder matters of Huazhi Future and exercise all rights as shareholders of Huazhi Future.

Permissions Required from the PRC Authorities for Our Operations and Offerings

We conduct our business operations in mainland China primarily through our PRC subsidiaries. Our operations in mainland China are governed by laws and regulations of mainland China. As of the date of this prospectus, our PRC subsidiaries have obtained the requisite licenses, permits and approvals from the PRC governmental authorities that are material for the business operations of our holding company in mainland China, including, among others, business licenses. Given that the relevant laws and regulations are continually evolving and may change, we may be required to obtain additional licenses, permits or approvals for our business operations in the future.

We face various legal and operational risks and uncertainties related to being based in and having the majority of our operations in China. The PRC government has significant authority to regulate, or exert influence on the ability of a company based in China, such as us, to conduct its business, accept foreign investments or list on the U.S. or other foreign exchanges. We face potential risks associated with regulatory approvals of offshore future offerings, oversight on cybersecurity and data privacy, and the expanding efforts in anti-monopoly enforcement. For example, recent regulatory actions undertaken by the PRC government, including the recent enactment of China’s new Data Security Law, the Measures for Cybersecurity Review, Personal Information Protection Law, Trial Administrative Measures on Overseas Offering and Listing of Securities by Domestic Companies with five supporting Guidelines on Application of Regulatory Rules, and any other future laws and regulations may require us to incur significant expenses and could materially affect our ability to conduct our business, accept foreign investments, or carry out future offering and listing of securities on the U.S. or other foreign exchanges. These risks could result in a material adverse change in our operations and the value of our shares, significantly limit or completely hinder our future offering of securities to investors, or cause such securities to significantly decline in value or become worthless. For a detailed description of risks relating to doing business in China, see “Item 3. Key Information—D. Risk Factors—Risks Related to Doing Business in China” in our 2025 Annual Report, which is incorporated by reference into this prospectus.

Transfer of Funds and Other Assets between Us and Our Subsidiaries

As of the date of this prospectus, we do not have cash management policies and procedures in place that dictate how funds are transferred through our organization. Rather, the funds can be transferred in accordance with the applicable PRC laws and regulations. Cash may be transferred among Maase and our Consolidated Entities in the following manner: (i) funds may be transferred to our Consolidated Entities from Maase as needed in the form of capital contributions or shareholder loans through the intermediary holding companies, as the case may be; and (ii) dividends or other distributions may be paid by our Consolidated Entities to Maase directly or through intermediary holding companies, as the case may be. Our Consolidated Entities generate and retain cash generated from operating activities and re-invest it in our business. In the future, the ability of Maase to pay dividends, if any, to its shareholders and to service any debt it may incur will depend upon dividends paid by our Consolidated Entities.

If any of our Consolidated Entities incurs debt on its own behalf in the future, the instruments governing such debt may restrict its ability to pay dividends to Maase. In addition, to the extent cash or assets in our business is in the PRC or Hong Kong or a PRC or Hong Kong entity, such cash or assets may not be available to fund operations or for other use outside of the PRC or Hong Kong due to interventions in, or the imposition of restrictions and limitations on, the ability of Maase or our subsidiaries by the PRC government to transfer cash or assets. As of the date of this prospectus, none of our Consolidated Entities has declared or paid any dividends or made any distributions to their respective holding companies, including Maase, nor does any of them have intention to do so, except that before AIFU and its subsidiaries ceased to be the Company’s subsidiaries, AIFU’s mainland China subsidiaries have previously declared and paid dividends to its Hong Kong subsidiaries and AIFU itself has previously paid dividends to its shareholders on a quarterly basis. As of the date of this prospectus, Maase has not declared any dividend and does not have a plan to declare a dividend to its shareholders. No cash has been transferred to our investors.

The Holding Foreign Companies Accountable Act

Pursuant to the Holding Foreign Companies Accountable Act, which was enacted on December 18, 2020 and further amended by the Consolidated Appropriations Act, 2023 signed into law on December 29, 2022, or the HFCA Act, if the SEC determines that we have filed audit reports issued by a registered public accounting firm that has not been subject to inspections by the Public Company Accounting Oversight Board, or the PCAOB, for two consecutive years, the SEC shall prohibit our shares or Class A Ordinary Shares from being traded on a national securities exchange or in the over-the-counter trading market in the United States. Trading in our securities on U.S. markets, including the Nasdaq Global Market, will be prohibited under the HFCA Act if the PCAOB determines that it is unable to inspect or investigate completely our auditor for two consecutive years.

On December 16, 2021, the PCAOB issued the HFCA Act Determination Report to notify the SEC of its determinations that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong, or the 2021 Determinations, including our auditor. On December 29, 2022, the Consolidated Appropriations Act, 2023 was signed into law, which, among others, amended the HFCA Act to reduce the number of consecutive years an issuer can be identified as a Commission-Identified Issuer before the SEC must impose an initial trading prohibition on the issuer’s securities from three years to two. Therefore, once an issuer is identified as a Commission-Identified Issuer for two consecutive years, the SEC is required under the HFCA Act to prohibit the trading of the issuer’s securities on a national securities exchange and in the over-the-counter market.

Our current auditor, Enrome LLP which replaced Deloitte Touche Tohmatsu Certified Public Accountants LLP on January 23, 2025, is headquartered in Singapore and subject to inspection by the PCAOB. Our current auditor was not among the PCAOB-registered public accounting firms headquartered in mainland China or Hong Kong that were subject to 2021 Determinations. As a result, we do not believe we are at risk of having our securities subject to a trading prohibition under the HFCA Act unless a new determination is made by the PCAOB.

On December 15, 2022, the PCAOB issued a report that vacated its December 16, 2021 determination and removed mainland China and Hong Kong from the list of jurisdictions where it was unable to inspect or investigate completely registered public accounting firms. Each year, the PCAOB will determine whether it can inspect and investigate completely audit firms in mainland China and Hong Kong, among other jurisdictions. If the PCAOB determines in the future that it no longer has full access to inspect and investigate completely accounting firms in mainland China and Hong Kong and we use an accounting firm headquartered in one of these jurisdictions to issue an audit report on our financial statements filed with the SEC, we would be identified as a Commission-Identified Issuer following the filing of the annual report on Form 20-F for the relevant fiscal year. There can be no assurance that we would not be identified as a Commission-Identified Issuer for any future fiscal year, and if we were so identified for two consecutive years, we would become subject to the prohibition on trading under the HFCA Act. Any audit reports not issued by auditors that are completely inspected or investigated by the PCAOB, or a lack of PCAOB inspections of audit work undertaken in mainland China and Hong Kong that prevents the PCAOB from regularly evaluating our auditor’s audits and their quality control procedures, could result in a lack of assurance that our financial statements and disclosures are adequate and accurate, which could result in limitation or restriction to our access to the U.S. capital markets and trading of our securities.

For details, see “Item 3. Key Information—D. Risk Factors— Risks Related to Doing Business in China—If the PCAOB is unable to adequately inspect our auditors as required under the Holding Foreign Companies Accountable Act, the SEC will prohibit the trading of our Class A ordinary shares. A trading prohibition may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct adequate inspections of our auditors deprives our investors of the benefits of such inspections, which could cause investors and potential investors in the Class A ordinary shares to lose confidence in the audit procedures and reported financial information and the quality of our financial statements.” in our 2025 Form 20-F.

Summary of Risk Factors

Investing in our securities involves significant risks. Below please find a summary of the principal risks we face, organized under relevant headings. These risks are discussed more fully in the section titled “Risk Factors” and in “Item 3. Key Information—D. Risk Factors” in the 2025 Annual Report, which is incorporated by reference into this prospectus. The summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial statements included and incorporated by reference into this prospectus. In addition to this summary, we urge you to read the entire prospectus carefully, especially the risks discussed under “Risk Factors,” before deciding whether to buy our securities.

Risk Related to Recent Development in Our Newly Acquired Businesses

We are subject to risks and uncertainties related to recent development in our business and this offering:

●	We rely on the Huazhi Contractual Agreements with Huazhi Future and its shareholders for purposes of consolidating Huazhi Group as a VIE under U.S. GAAP, which may not be as effective as direct equity ownership and could materially and adversely affect our business.

●	We may not be able to compete successfully or implement our growth strategies, which could materially and adversely affect our business, financial condition and results of operations.

●	If we do not successfully develop, commercialize and distribute our products and services, or if our operations or logistics are disrupted, our business may suffer.

●	Our newly acquired businesses have limited operating histories and are subject to significant uncertainties, which may make it difficult for us to evaluate their prospects and could materially and adversely affect our business.

●	Our computing power and algorithm solutions service currently relies heavily on third-party computing resource suppliers and does not currently own computing infrastructure, which may limit our operational control and adversely affect our business.

●	We have not secured definitive financing for the proposed Stars Distributed Intelligent Computing Center Project under our computing power and algorithm solutions service, and the significant capital expenditures required for such project may increase our financial and operational risks.

●	The operation of the computing sites comprising the Stars Distributed Intelligent Computing Center Project will expose us to risks associated with data center and computing infrastructure operations, which could materially and adversely affect our computing power and algorithm solutions service.

Risks Related to Our Corporate Structure

We are also subject to risks and uncertainties related to our corporate structure, including but not limited to the following:

●	If the PRC government finds that the historical contractual arrangements that established the structure for operating our former businesses in China did not comply with PRC regulations, or if these regulations or the interpretation of existing regulations were to change in the future and be applied retroactively, we could be subject to severe penalties or be forced to relinquish the historical economic benefits we derived from those operations.

●	If we were deemed to be an investment company under the Investment Company Act of 1940, applicable restrictions could make it impractical for us to continue our business as contemplated and could have a material adverse effect on our business and the price of our ordinary shares.

Risks Related to Doing Business in China

We face risks and uncertainties related to doing business in China in general, including but not limited to the following:

●	The approval of and filing with the CSRC or other PRC government authorities may be required in connection with our future offshore offerings, capital raising activities and acquisitions or other trading arrangements of domestic enterprises conducted by China-based issuers, we must file with the CSRC within three business days after the issuance, and also may be required to go through cybersecurity review under the new laws and the draft laws and regulations of mainland China, and, if required, we cannot predict whether or for how long we will be able to obtain such approval or complete such filing or other regulatory procedures;

●	Adverse changes in the political and economic policies of the PRC government could have a material adverse effect on the overall economic growth of China, which could adversely affect our business;

●	Fluctuations in exchange rates may have a material adverse effect on your investment;

●	Governmental control of conversion of Renminbi into foreign currencies may limit our ability to utilize our revenues effectively and affect our operations and the value of your investment;

●	PRC regulations relating to the establishment of offshore special purpose companies by PRC residents and filing requirements for overseas securities offering by offshore special purpose companies established by PRC residents may subject our PRC resident beneficial owners or our PRC subsidiaries to liability or penalties, limit our ability to inject capital into our PRC subsidiaries, limit our PRC subsidiaries’ ability to increase its registered capital or distribute profits to us, or may otherwise adversely affect us;

●	We may rely principally on dividends and other distributions on equity paid by our PRC subsidiaries to fund any cash and financing requirements we may have, and any limitation on the ability of our PRC subsidiaries to pay dividends to us could have a material adverse effect on our ability to conduct our business;

●	PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of conversion of foreign currencies into Renminbi may delay or prevent us from using any offshore cash we may have to make loans to our PRC subsidiaries and the consolidated VIE or to make additional capital contributions to our PRC subsidiaries, which could materially and adversely affect our liquidity and our ability to fund and expand our business; and

●	Any failure to comply with PRC regulations regarding the registration requirements for share incentive plans may subject the PRC plan participants or us to fines and other legal or administrative sanctions.

Risks Related to Our Class A Ordinary Shares

We are subject to risks and uncertainties related to our ordinary shares, including but not limited to the following:

●	We may be unable to comply with the applicable continued listing requirements of Nasdaq;

●	The PRC government’s significant oversight over our business operation could result in a material adverse change in our operations and the value of our Class A Ordinary Shares;

●	If the PCAOB is unable to adequately inspect our auditors as required under the Holding Foreign Companies Accountable Act, the SEC will prohibit the trading of our Class A Ordinary Shares. A trading prohibition may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct adequate inspections of our auditors deprives our investors of the benefits of such inspections, which could cause investors and potential investors in the Class A Ordinary Shares to lose confidence in the audit procedures and reported financial information and the quality of our financial statements;

●	Our results of operations and the value of our Class A Ordinary Shares may be affected by geopolitical events, trade tensions and other developments beyond our control, which may in turn adversely affect the economic and market conditions in China and globally;

●	The market price for our Class A Ordinary Shares may continue to be volatile;

●	Under our dual-class share structure with different voting rights, holders of Class B Ordinary Shares have complete control of the outcome of matters put to a vote of shareholders, which may limit ability of holders of our Class A Ordinary Shares to influence corporate matters and could discourage others from pursuing any change of control transactions that holders of our Class A Ordinary Shares may view as beneficial;

●	The dual-class structure of our ordinary shares may adversely affect the trading market for our Class A Ordinary Shares;

●	We do not expect to pay dividends in the foreseeable future and you may have to rely on price appreciation of our Class A Ordinary Shares for any return on your investment; and

●	Substantial future sales or perceived potential sales of our Class A Ordinary Shares in the public market could cause the price of our Class A Ordinary Shares to decline.

FORWARD-LOOKING STATEMENTS

This prospectus, an applicable prospectus supplement, and our SEC filings that are incorporated by reference into this prospectus contain or incorporate by reference forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are “forward-looking statements,” including any projections of earnings, revenue or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements concerning proposed new projects or other developments, any statements regarding future economic conditions or performance, any statements of management’s beliefs, goals, strategies, intentions, and objectives, and any statements of assumptions underlying any of the foregoing. Specifically, forward-looking statements may include statements relating to:

●	our goals and strategies;

●	our future business development, financial condition and results of operations;

●	the expected growth of the industries in which we operate;

●	our ability to integrate newly acquired businesses;

●	our expectations regarding demand for and market acceptance of the products and services we distribute, manage or offer;

●	our expectations regarding keeping and strengthening our relationships with product providers;

●	relevant government policies and regulations relating to the industries in which we operate;

●	our ability to attract and retain qualified employees;

●	our ability to stay abreast of market trends and technological advances;

●	our plans to invest in research and development to enhance our product choices and service offerings;

●	competition in the industries in which we operate;

●	general economic and business conditions in China and internationally;

●	other conditions affecting our business, including geopolitical events, trade tensions, natural disasters, health epidemics and other developments beyond our control;

●	our ability to obtain certain licenses and permits necessary to operate and expand our businesses; and

●	our ability to effectively protect our intellectual property rights and not infringe on the intellectual property rights of others.

●	other risks and uncertainties indicated in this prospectus, including those set forth under the section entitled “Risk Factors”; and

●	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this prospectus, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. For a discussion of the risks involved in our business and investing in our securities, see “Item 3. Key Information — D. Risk Factors” in our 2025 Annual Report, which is incorporated by reference into this prospectus, and the section titled “Risk Factors.”

CORPORATE INFORMATION

Our Corporate Structure

We are a holding company incorporated in the Cayman Islands and not an operating company. As of the date of this prospectus, as a holding company with no material operations of our own, we conduct our business through our PRC subsidiaries and consolidated entities.

The following diagram illustrates our corporate structure as of the date of this prospectus, including our significant subsidiaries directly or indirectly owned by us through equity ownership:

The Huazhi Contractual Agreements, pursuant to which we consolidate the financial results of Huazhi Future in our consolidated financial statements in accordance with U.S. GAAP, consist of the following agreements:

●	The Exclusive Business Cooperation Agreement by and between Huazhi Future and Shenzhen Huazhixing Management Consulting Co., Ltd. (“Shenzhen Huazhixing”), dated February 10, 2026, pursuant to which Shenzhen Huazhixing has agreed to provide comprehensive technical support and development, consulting services and other related services to Huazhi Future on exclusive basis, and Huazhi Future has agreed to pay Shenzhen Huazhixing an annual service fee in an amount equal to its net profits for the preceding fiscal year;

●	The Call Option Agreement by and among Shenzhen Huazhixing and shareholders of Huazhi Future, dated February 10, 2026, pursuant to which each shareholder of Huazhi Future granted Shenzhen Huazhixing an exclusive option to purchase all or a portion of their respective equity interest in Huazhi Future at the minimum price permitted under applicable PRC laws and regulations;

●	The Equity Pledge Agreement by and between Shenzhen Huazhixing, and each shareholder of Huazhi Future, dated February 10, 2026, respectively, pursuant to which each shareholder of Huazhi Future pledged their respective equity interest in Huazhi Future to Shenzhen Huazhixing to secure their obligations under the Exclusive Business Cooperation Agreement and the Call Option Agreement. As of the date of this prospectus, the equity pledges under the Equity Pledge Agreement have been registered with competent PRC regulatory authority; and

●	The Power of Attorney granted by each shareholder of Huazhi Future on February 10, 2026, pursuant to which each shareholder of Huazhi Future irrevocably appointed Shenzhen Huazhixing as their exclusive agent and attorney to act on their behalf on all shareholder matters of Huazhi Future and exercise all rights as shareholders of Huazhi Future.

Our principal executive offices are located at Building 48, Zhixin Manufacturing Valley Industrial Park, No. 52 Yangzhou Road, Economic Development Zone, Laixi, Qingdao, Shandong Province, People’s Republic of China, 266000. Our telephone number is +86-532-66030885. Our registered office in the Cayman Islands is Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands. Our agent for service of process in the United States is Cogency Global Inc., located at 122 East 42nd Street, 18th Floor New York, N.Y. 10168, United States.

The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov. You can also find information on our website at https://ir.maaseai.com. The information contained on our website is not a part of this prospectus.

As a foreign private issuer, we are exempt under the Exchange Act from, among other things, the rules prescribing the furnishing and content of proxy statements, and our executive officers, directors and principal shareholders are exempt from short-swing profit recovery provisions contained in Section 16 of the Exchange Act. In addition, we will not be required under the Exchange Act to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act.

IMPLICATIONS OF BEING A FOREIGN PRIVATE ISSUER

We are incorporated in the Cayman Islands, and more than 50 percent of our outstanding voting securities are not directly or indirectly held by residents of the United States. Therefore, we are a “foreign private issuer,” as defined in Rule 405 under the Securities Act and Rule 3b-4(c) under the Exchange Act. As a result, we are not subject to the same requirements as U.S. domestic issuers. Under the Exchange Act, we are subject to reporting obligations that, to some extent, are more lenient and less frequent than those of U.S. domestic reporting companies. For example, we are not required to issue quarterly reports or proxy statements. We are not required to disclose detailed individual executive compensation information. Furthermore, our directors and executive officers are not subject to the insider short-swing profit disclosure and recovery regime. In addition, as a company incorporated in the Cayman Islands, we are permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from The Nasdaq Stock Market LLC (“Nasdaq”) corporate governance requirements. Currently, we have elected to follow home country practice in the Cayman Islands in lieu of Nasdaq Listing Rules, including Rule 5620(a), which requires each issuer to hold annual meeting of shareholders no later than one year after the end of the Company’s fiscal year-end, as well as Rule 5635(a), Rule 5635(b), Rule 5635(c) and Rule 5635(d) which require shareholder approval prior to certain shares issuances by us. These practices may afford less protection to shareholders than they would enjoy if we complied fully with the Nasdaq corporate governance requirements.

Effective on March 18, 2026, our directors and officers are subject to the reporting requirements of Section 16(a) of the Exchange Act pursuant to the Holding Foreign Insiders Accountable Act and are required to file reports on Forms 3, 4 and 5 with the SEC regarding their beneficial ownership of, and transactions in, our equity securities.

RISK FACTORS

Investing in our securities involves risks. Before making an investment decision, you should carefully consider the risks described under “Risk Factors” under the heading “Item 3. Key Information—D. Risk Factors” in the 2025 Annual Report, which is incorporated in this prospectus by reference, as updated by our subsequent filings under the Exchange Act that are incorporated herein by reference, together with all of the other information appearing in this prospectus or incorporated by reference into this prospectus, in light of your particular investment objectives and financial circumstances. In addition to those risk factors, there may be additional risks and uncertainties of which management is not aware or focused on or that management deems immaterial. Our business, financial condition, or results of operations could be materially adversely affected by any of these risks. The trading price of our securities could decline due to any of these risks, and you may lose all or part of your investment. See sections titled “Where You Can Find Additional Information” and “Incorporation of Information by Reference” of this prospectus.

Additionally, investing in the Resale Shares is subject to the following risk factors.

Risk Related to Our Newly Acquired Businesses

We rely on Huazhi Contractual Agreements with Huazhi Future and its shareholders for purposes of consolidating Huazhi Group as a VIE under U.S. GAAP, which may not be as effective as direct equity ownership and could materially and adversely affect our business.

We do not directly own equity interests in Huazhi Group. Instead, we exercise control over Huazhi Group through the Huazhi Contractual Agreements entered into among us, Huazhi Future, and its shareholders. For accounting purposes and in accordance with U.S. GAAP, we have determined that Huazhi Group is a VIE and that we are its primary beneficiary because we satisfy the conditions for consolidation under ASC Topic 810-10. Accordingly, we consolidate the financial results of Huazhi Group in our consolidated financial statements.

We relied on the Huazhi Contractual Agreements because Huazhi Group holds licenses for value-added telecommunications services (Category II), which are subject to foreign investment restrictions under PRC law. A change in ownership that results in Huazhi Group becoming a foreign-invested enterprise would require cancellation of these licenses. Accordingly, in order to preserve these licenses, we have adopted the VIE structure instead of directly holding equity interests in Huazhi Group.

The Huazhi Contractual Agreements may not be as effective as direct equity ownership in providing us with the ability to satisfy the conditions required for consolidation under U.S. GAAP. If Huazhi Future or its shareholders fail to perform their respective obligations under the Huazhi Contractual Agreements, we may have to rely on legal remedies under PRC law, including seeking specific performance or injunctive relief. Such remedies may be time-consuming, costly, and subject to uncertainty. There can be no assurance that such remedies would be effective or sufficient to prevent disruptions to Huazhi Group’s operations.

In addition, the Huazhi Contractual Agreements have not been tested in a court of law in the PRC, and there is uncertainty as to whether PRC regulatory authorities would determine that such arrangements comply with existing or future laws and regulations. If the Huazhi Contractual Agreements were determined to be invalid or unenforceable, or if we otherwise fail to satisfy the conditions to be considered the primary beneficiary of Huazhi Group under U.S. GAAP, we may not be able to consolidate Huazhi Group in our consolidated financial statements. Any such event could materially and adversely affect our business, financial condition, and results of operations, and could cause the value of our securities to decline significantly or become worthless.

The Huazhi Contractual Agreements and any other arrangements and transactions among related parties that we currently have or will have in future, may be subject to scrutiny by the PRC tax authorities, which may determine that we owe additional taxes, which could substantially reduce our consolidated net income and the value of your investment.

Under applicable PRC laws and regulations, arrangements and transactions among related parties may be subject to audit or challenge by the PRC tax authorities. We are not able to determine whether the Huazhi Contractual Agreements or any other arrangements and transactions among related parties that we currently have or will have in future will be regarded by the PRC tax authorities as arm’s length transactions. We could face material and adverse tax consequences if the PRC tax authorities determine that our current contractual arrangements or any other arrangements and transactions among related parties are not entered into on an arm’s-length basis, and therefore constitute favorable transfer pricing. As a result, the PRC tax authorities could require us to adjust our taxable income upward for PRC tax purposes, which could increase Huazhi Future’s tax expenses, subject us to late payment fees and other penalties for under-payment of taxes, and result in the loss of any preferential tax treatment we may have. As a result, our consolidated net income may be adversely affected.

The shareholders of Huazhi Future may have potential conflicts of interest with us, which may materially and adversely affect our business and financial condition.

The shareholders of Huazhi Future may have conflicts of interest with us. We do not have existing arrangements to address potential conflicts of interest between these shareholders and our group other than the Huazhi Contractual Agreements and cannot assure you that when conflicts arise, these shareholders will act in the best interest of our group or that conflicts will be resolved in our favor. If we cannot resolve any conflicts of interest or disputes between us and these shareholders, we may have to rely on legal proceedings, which may materially disrupt our business. There is also substantial uncertainty as to the outcome of any such legal proceeding. If any of the foregoing were to occur, our business, financial condition and results of operations may be materially and adversely affected.

We may lose the ability to use and enjoy assets held by Huazhi Future and its subsidiaries that are material to the operation of certain portion of our business if Huazhi Future or any of its subsidiaries goes bankrupt or become subject to a dissolution or liquidation proceeding.

As part of the Huazhi Contractual Agreements, Huazhi Future and its subsidiaries hold certain assets that are material to the operation of our business. If Huazhi Future or any of its subsidiaries goes bankrupt and all or part of its assets become subject to liens or rights of third-party creditors, we may be unable to continue some or all of our business activities, which could materially and adversely affect our business, financial condition and results of operations. Under the Huazhi Contractual Agreements, Huazhi Future may not, in any manner, sell, transfer, mortgage or dispose of its assets or legal or beneficial interests in the business without our prior consent. If Huazhi Future or any of its subsidiaries undergoes a voluntary or involuntary liquidation proceeding, independent third-party creditors may claim rights to some or all of these assets, thereby hindering our ability to operate our business, which could materially and adversely affect our business, financial condition and results of operations.

We may not be able to compete successfully or implement our growth strategies, which could materially and adversely affect our business, financial condition and results of operations.

Our industries are highly competitive and subject to rapidly changing consumer preferences, technological developments and market conditions. Many of our current and potential competitors have longer operating histories, greater brand recognition, broader customer bases, more established distribution networks, and significantly greater financial, marketing and technical resources than we do.

Our future success depends, largely, on our ability to implement our growth strategies effectively, including, developing and commercializing smart technology and new energy solutions following our acquisition of Real Prospect Group and developing our computing power and algorithm solutions services following our acquisition of Huazhi Group and expanding our health and wellness product offerings following our acquisition of Carve Group.

With respect to our smart technology and new energy solutions business by Real Prospect Group, our growth strategy involves operating and expanding electric vehicle charging services as well as expanding sale of charging equipment, including mobile charging robots and fixed charging piles, modular residential energy storage systems. The sale of charging equipment requires us to manage different operational, manufacturing, inventory, pricing and working capital requirements than service-based operations. Our ability to execute this strategy depends on factors such as technological performance, market acceptance, infrastructure availability, third-party cooperation, and our ability to compete with other charging service providers and equipment manufacturers.

With respect to our computing power and algorithm solutions services by Huazhi Group, our growth strategy includes the planned implementation of the Stars Distributed Intelligent Computing Center Project, which contemplates the development of distributed intelligent computing infrastructure, with the Shizhu computing center project intended to be the first site. The implementation of computing center projects would require us to manage substantial capital expenditures, financing arrangements, and ongoing operational and capacity utilization. Our ability to execute this strategy depends on factors such as the availability of financing on commercially reasonable terms, regulatory compliance, construction and technical integration progress, market demand for computing services, and our ability to compete with other computing infrastructure operators and service providers.

With respect to our health and wellness product business by Carve Group, our growth strategy involves developing and commercializing traditional health and wellness products, including bird’s nest based products, while also advancing herbal medicine and ginseng related resource operations. Our ability to expand these businesses depends on, among other things, our ability to identify and respond to consumer trends, develop and launch new products, ensure stable sourcing of raw materials, comply with applicable regulatory requirements, establish effective distribution arrangements, and compete with other health and wellness brands. As a multi-product and early stage business, our health and wellness product business faces increased complexity and uncertainty regarding consumer demand, pricing, product acceptance and cost control.

We may fail to implement these growth strategies successfully and timely. If we are unable to identify and capture new customers, expand sales and distribution channels, commercialize new products or services, or effectively compete in our target markets, we may not be able to grow our revenues or improve our operating results. Any failure to execute our growth strategies, or any investment in growth initiatives that ultimately proves unsuccessful, could materially and adversely affect our business, financial condition and results of operations.

If we do not successfully develop, commercialize and distribute our products and services, or if our operations or logistics are disrupted, our business may suffer.

Our success depends in part on our ability to continually develop, commercialize and distribute products and services that meet evolving customer demands in smart technology, computer power and algorithm solutions and health and wellness markets. Consumer preferences in these markets change frequently, and our ability to respond to such changes through timely product development and service enhancement is critical to our growth. New product introductions involve risks, including the possibility that products may not achieve market acceptance, may not be launched on a timely basis, or may fail to meet quality, cost or regulatory requirements. If we are unable to commercialize new or existing products successfully, our revenues may not grow as expected, or may decline. In our smart technology and new energy business, we rely on the effective operation and deployment of charging services and charging equipment. Our operations depend on the availability of suitable sites, infrastructure connectivity, equipment performance, maintenance capabilities, and third-party service providers. Any failure of equipment, disruption in operations, delay in deployment, or inability to efficiently manage logistics, inventory or fulfillment could adversely affect customer satisfaction and revenue generation.

In addition, our operations may be vulnerable to disruptions caused by factors beyond our control, including supply chain interruptions, natural or man-made disasters, public health events, labor disputes, system failures or transportation and logistics issues. Such disruptions could delay product deliveries, interrupt service operations, increase costs, or damage our reputation. If we are unable to successfully develop and commercialize our products and services, efficiently operate and scale our logistics and fulfillment capabilities, or mitigate the impact of operational disruptions, our business, financial condition and results of operations could be materially and adversely affected.

Our newly acquired businesses have limited operating histories and are subject to significant uncertainties, which may make it difficult for us to evaluate their prospects and could materially and adversely affect our business.

Our recently acquired businesses operate in industries in which we have limited historical operating experience, and certain of these businesses have operated for only a relatively short period of time in their current form or business focus.

Because of the limited operating histories of these newly acquired businesses in their current forms, there is limited historical information available to evaluate their performance, growth trajectory, cost structure, customer adoption, pricing dynamics or long-term profitability. These businesses may require additional time and resources to establish stable operations, optimize products and services, and achieve sustainable revenue growth. Accordingly, our expectations regarding the future performance of these businesses may not be realized, and we may experience losses, volatility in results of operations or delays in achieving profitability. Any failure of these businesses to develop as anticipated could materially and adversely affect our business, financial condition and results of operations.

We may not be able to successfully integrate and manage our newly acquired businesses, which could divert management attention and adversely affect our operations.

We acquired Carve Group and Real Prospect Group in 2025 and Huazhi Group in 2026 as part of our strategic transition into new operating segments. As a result, both businesses have limited operating histories under our direction and, in certain respects, limited operating histories in their current form. Carve Group’s health and wellness product business remains at an early stage of commercialization, and portions of its operations are pre-revenue. Real Prospect Group is undergoing a major business expansion from a pure service based model to one that includes the sale of charging equipment. Huazhi Group is also undergoing business transition responding to market conditions and management decisions.

Because these businesses are in early stages of development or transition, their historical results may not be indicative of future performance. We face uncertainty in forecasting revenues, costs, cash flows and profitability, and we may not be able to accurately assess the long-term prospects of these businesses. If these acquired businesses do not perform as expected, our consolidated results of operations and financial condition could be materially and adversely affected.

We intend to grow through acquisitions or joint ventures and we may not successfully integrate, operate or realize the anticipated benefits of such business combinations.

As part of our strategic initiatives, we intend to continue pursuing acquisitions or joint ventures. Our future acquisition strategy will be based on identifying and acquiring brands with products that complement our existing products and identifying and acquiring brands in new categories and new geographies for the purpose of expanding our platform of health and wellness products and the smart technology and new energy solutions sectors. Although we regularly evaluate multiple acquisition candidates, we cannot be certain that we will be able to successfully identify suitable acquisition candidates, negotiate acquisitions of identified candidates on favorable terms, or integrate acquisitions that we complete.

Acquisitions involve numerous risks and uncertainties, including intense competition from other potential acquirers, which could increase target prices and/or materially and adversely affect our ability to consummate deals on favorable terms, the potential unavailability of financial resources necessary to consummate acquisitions, the risk that we improperly value and price a target, the potential inability to identify all of the risks and liabilities inherent in a target company or assets notwithstanding our diligence efforts, the diversion of management’s attention from the day-to-day operations of our business and additional strain on our existing personnel, increased leverage resulting from the additional debt financing that may be required to complete an acquisition, dilution of our net current book value per share if we issue additional equity securities to finance an acquisition, difficulties in identifying suitable acquisition targets or in completing any transactions identified on sufficiently favorable terms and the need to obtain regulatory or other governmental approvals that may be necessary to complete acquisitions.

Any future acquisitions may pose risks associated with entry into new geographic markets, and our current markets, distribution channels, lines of business or product categories, where we may not have significant prior experience and where we may not be as successful or profitable as we are in businesses and geographic regions where we have greater familiarity and brand recognition. Potential acquisitions may entail significant transaction costs and require a significant amount of management time and distraction from our core business, even where we are unable to consummate or decide not to pursue a particular transaction.

In addition to the risks above, even when acquisitions are completed, integration of acquired entities can involve significant difficulties. These difficulties include failure to achieve financial or operating objectives with respect to an acquisition, systems, operational and managerial controls and procedures, the need to modify systems or to add management resources, difficulties in the integration and retention of consumers or personnel and the integration and effective deployment of operations or technologies, amortization of acquired assets (which would reduce future reported earnings), possible adverse short-term effects on cash flows or operating results, integrating personnel with diverse backgrounds and organizational cultures, coordinating sales and marketing functions and failure to obtain and retain key personnel of an acquired business. Failure to manage these acquisition growth risks could have an adverse effect on our business.

Our revenues from smart technology and new energy operations may be subject to variability due to changes in business mix, customer demand and cost structure.

Following the acquisition of Real Prospect Group, our smart technology and new energy operations include electric vehicle charging services and sales of charging equipment, including mobile charging robots and fixed charging piles. These activities involve different revenue models, cost structures and margin profiles. Revenues from charging services may fluctuate based on utilization rates, site availability and customer demand, while revenues from equipment sales may be affected by product acceptance, pricing pressure, inventory management and sales cycles. Changes in the mix of service revenue and product sales could result in variability in our revenues, gross margins and operating results from period to period, making our financial performance more difficult to predict.

Our smart technology and new energy operations depend on our ability to obtain, maintain and enforce intellectual property rights, and any failure to do so could materially and adversely affect our business.

A key part of the value proposition of our smart technology and new energy operations relates to proprietary know-how and technology, including certain charging and charging related system designs and software. However, one of the acquired operating entities has a number of the identified patent applications that are not yet granted and remain unapproved, including patents relating to, among other things, a new energy vehicle charging container system and wireless charging robotics systems. There can be no assurance that these patent applications will be approved on acceptable terms, on a timely basis, or at all, or that any patents that are ultimately issued will provide meaningful protection against competitors or will not be challenged, invalidated or circumvented.

In addition, the acquired business relies on software and platform functionality supported by registered software copyrights, including software related to charging path optimization/navigation, charging duration management platforms, battery health evaluation systems, robot fault warning software, power conversion systems and user demand response software. If we fail to maintain the confidentiality of trade secrets, experience unauthorized disclosure or misappropriation, encounter claims of infringement or misappropriation by third parties, or are unable to secure or maintain rights in key software or technical components, we could be required to redesign products, discontinue certain offerings, incur substantial litigation or licensing costs, or suffer reputational harm. Any of these events could materially and adversely affect our business, financial condition and results of operations.

We may be subject to claims alleging that our smart technology and new energy solutions products or services infringe third-party intellectual property rights, which could be costly and disruptive.

Companies operating in technology intensive sectors frequently face claims alleging infringement of patents, copyrights, trade secrets or other proprietary rights. Even if such claims are without merit, they can be time consuming and expensive to defend and may divert management’s attention and resources. Given that our acquired operations include patent applications and software copyrights and involve technical systems and software implementation, we may be exposed to third-party claims relating to similar technologies, algorithms, control systems, software features or implementations. If we are found to infringe a third party’s intellectual property rights, we could be required to cease manufacturing or sales of certain products or services, pay damages or royalties, enter into costly licensing arrangements, if available at all, or redesign our technologies. Any of these outcomes could materially and adversely affect our business and operating results.

Our computing power and algorithm solutions service currently relies heavily on third-party computing resource suppliers and does not currently own computing infrastructure, which may limit our operational control and adversely affect our business.

Our computing power and algorithm solutions service currently operates under a light-asset model, aggregating computing capacity from third-party suppliers and computing centers to provide services to government and enterprise customers. We currently do not own or operate data centers or computing infrastructure. As a result, our ability to deliver computing services depends on the continued availability, pricing, performance, and reliability of external computing resource providers.

Although we have proposed the Stars Distributed Intelligent Computing Center Project as part of our growth strategy, including the Shizhu computing center project as the intended first site, this initiative remains in the planning stage and has not been implemented as of the date of this filing. Accordingly, we do not currently generate revenue from self-owned computing infrastructure, and there can be no assurance that such project will be completed or will materially reduce our reliance on third-party suppliers.

We do not control the operation, maintenance, capacity allocation, or pricing policies of third-party computing resource suppliers. If such suppliers reduce available capacity, increase prices, experience operational failures, fail to meet performance standards, terminate cooperation arrangements, or prioritize other customers, we may be unable to secure sufficient computing resources on commercially reasonable terms or at all. Increased market demand for high-performance computing resources may further intensify competition for supply and increase procurement costs.

Because we do not currently own the underlying computing infrastructure, we may have limited ability to control long-term cost structures, ensure stable capacity, optimize operational efficiencies, or differentiate our services based on proprietary assets. If we experience disruptions in computing resource supply, significant cost increases, service quality issues, or competitive disadvantages resulting from our lack of self-owned infrastructure, our ability to fulfill customer obligations and maintain margins could be materially and adversely affected, which in turn could adversely affect our consolidated financial condition and results of operations.

We have not secured definitive financing for the proposed Stars Distributed Intelligent Computing Center Project under our computing power and algorithm solutions service, and the significant capital expenditures required for such project may increase our financial and operational risks.

Stars Distributed Intelligent Computing Center Project is part of the growth strategy of our computing power and algorithm solutions service, with the Shizhu computing center project intended to be the first site. However, this initiative remains in the planning stage and has not been implemented as of the date of this filing. We are in discussions with certain counterparties in connection with the proposed development of the Shizhu computing center project. These discussions include a proposed power supply arrangement with an energy enterprise under which electricity would be supplied at market-based pricing, as well as a proposed agreement with local government that is expected to provide certain incentives, including potential tax benefits, land-use support and other preferential policies. As of the date of this prospectus, these arrangements have not been finalized and no binding agreements have been executed.

In addition, the financing structure for the project has not been finalized, and no binding equity or debt financing agreements have been executed. We currently expect that financing for the Shizhu site may be arranged at the project company level through a combination of equity investment and debt financing from external investors. If financing is obtained, such arrangements may require pledging of project assets, including computing equipment or related infrastructure, granting of security interests, provision of guarantees, or acceptance of restrictive covenants. These terms could increase our leverage, restrict our operational flexibility, require dedication of cash flows to debt service, or otherwise adversely affect our liquidity and financial condition. If financing is not obtained on acceptable terms, or at all, we may delay, scale back, or terminate the Shizhu site or the broader project.

In addition, the development of computing centers under the proposed Stars Distributed Intelligent Computing Center Project would require significant upfront capital expenditures and such expenditures would be incurred prior to the generation of revenue from these facilities. The project may also be subject to construction delays, cost overruns, equipment delivery delays, technical integration challenges, lower-than-expected utilization rates, or changes in market demand for computing services. If actual costs exceed our expectations, if revenue generation is delayed, or if utilization rates are lower than anticipated, our financial condition and results of operations could be materially and adversely affected.

The operation of the computing sites comprising the Stars Distributed Intelligent Computing Center Project will expose us to risks associated with data center and computing infrastructure operations, which could materially and adversely affect our computing power and algorithm solutions service.

The Stars Distributed Intelligent Computing Center Project will consist of multiple distributed computing sites. The operation of these computing sites will subject us to risks inherent in data center and computing infrastructure operations, including fire, power outages, telecommunications or network disruptions, liquid leakage from cooling or other systems, chip corrosion, equipment failure and other accidents or system malfunctions. Any such incident at one or more sites could result in damage to servers, chips and other critical equipment, loss of computing capacity, data loss, service interruptions and increased costs for repair or replacement.

The computing equipment and chips deployed in our facilities are sensitive to environmental conditions, including temperature, humidity and exposure to liquids or contaminants. Any failure of our cooling systems, electrical systems, network connectivity or environmental controls may impair the performance or lifespan of such equipment. In addition, prolonged power or network disruptions could interrupt our ability to provide computing power and algorithm solutions to customers, potentially resulting in contractual liabilities, customer claims, reputational harm and loss of business.

Although we intend to implement safety management measures, redundancy systems, monitoring mechanisms and insurance coverage, these measures may not be sufficient to prevent or fully mitigate the impact of such incidents. Any significant disruption or damage to the Stars Distributed Intelligent Computing Center Project could materially and adversely affect our computing power and algorithm solutions service, financial condition and results of operations.

If we are unable to retain our core technical personnel, particularly in our computing power and algorithm solutions business segment, or attract qualified replacements, our business and results of operations could be materially and adversely affected.

The success of our computing power and algorithm solutions business segment, which is operated through Huazhi Group, depends in large part on the continued services of our core technical personnel. These individuals possess specialized expertise and significant institutional knowledge relating to our computing infrastructure, algorithm development, system architecture and product optimization. The loss of any of our core technical personnel could disrupt ongoing projects, delay product development and impair our ability to maintain or enhance our technological capabilities.

Competition for qualified technical personnel is intense in the markets in which we operate, and we may not be able to attract or retain such personnel on commercially reasonable terms, or at all. Although we have entered into employment agreements and confidentiality and non-compete arrangements with certain key employees, these agreements may not be effective in preventing departures or in adequately protecting our proprietary technology and trade secrets.

If we fail to retain our core technical personnel or to timely recruit and integrate suitable replacements, our computing power and algorithm solutions business segment, as well as our overall business, financial condition and results of operations, could be materially and adversely affected.

If we are unable to continue to build and enhance brand recognition for our health and wellness products, demand for our products may be limited and our results of operations may be adversely affected.

The success of our health and wellness product business depends in part on our ability to establish and enhance brand recognition for our products, including bird’s nest based and related wellness products. Consumer purchasing decisions in this category are often influenced by brand perception, trust, perceived quality and awareness of product benefits. As a result, maintaining and strengthening brand recognition is critical to generating and sustaining demand. Our ability to build brand recognition depends on the effectiveness of our marketing strategies, promotional activities, distribution channels and consumer engagement efforts. If we are unable to differentiate our products, effectively communicate their value proposition, or maintain consumer trust, our brand recognition may stagnate or decline. Any failure to enhance or protect our brands could limit demand for our products and materially and adversely affect our business, financial condition and results of operations.

Our sales may be concentrated in a limited number of distribution channels or customer groups, and the loss of, or reduced demand from, such channels or customers could materially adversely affect our business.

Based on the current stage of the operations of Carve Group in our health and wellness product business, sales are conducted through a limited number of channels and customer groups, and we have not yet established a broad, diversified distribution base. As a result, our revenues may be disproportionately dependent on the performance of a relatively small number of channels, distributors or consumer segments. If any of these channels or customer groups reduce purchases, terminate relationships, experience financial difficulty or shift demand to competing products, our revenues could decline materially. In addition, our ability to expand sales may depend on our success in developing additional channels, distributors or retail placements, which may require additional investment and may not be achieved on acceptable terms, or at all.

Our growth may be limited if we are unable to expand distribution, increase product placement or secure additional shelf space or inventory allocation.

Future growth in our health and wellness product business depends in part on our ability to expand distribution, increase product placement and secure additional shelf space or inventory allocation across existing and new sales channels. Expanding distribution may require additional marketing expenditures, promotional incentives, pricing concessions or changes in product packaging and logistics. There can be no assurance that we will be successful in expanding distribution or that any such expansion will result in increased sales. If we are unable to obtain additional shelf space, inventory commitments or favorable placement, our ability to grow revenues may be constrained, even if consumer demand for our products increases.

We must expend resources to maintain consumer awareness of our brands, build brand loyalty and generate interest in our products. Our marketing strategies and channels will evolve and our programs may or may not be successful.

We rely on a range of marketing strategies and channels to promote our products, which may include online marketing, offline promotions, influencer or community based marketing and other initiatives. Consumer preferences and marketing effectiveness may change over time, requiring us to adapt our strategies. In order to remain competitive and expand and keep shelf placement for our products, we may need to increase our marketing and advertising spending to maintain and increase consumer awareness, protect and grow our existing market share or promote new products, which could affect our operating results. Substantial advertising and promotional expenditures may be required to maintain or improve our brand’s market position or to introduce new products to the market, and participants in our industry are increasingly engaging with non-traditional media, including consumer outreach through social media and web-based channels, which may not prove successful. An increase in our marketing and advertising efforts may not maintain our current reputation, or lead to increased brand awareness. There can be no assurance that our marketing programs will be effective or that changes in marketing strategy will result in increased brand recognition or sales. Ineffective marketing expenditures could reduce returns on investment and adversely affect our business and operating results.

Shortages, delays or interruptions in the supply, delivery or distribution of our products could adversely affect our business.

Our operations depend on the reliable sourcing, production, packaging and delivery of products. Disruptions in transportation, logistics, warehousing, distribution networks or third-party service providers could delay product availability, increase costs or result in lost sales. Such disruptions may arise from factors beyond our control, including transportation constraints, labor shortages, natural disasters, public health events, regulatory actions or operational failures by third-party logistics or distribution partners. Any sustained interruption in supply or delivery could materially and adversely affect our business and results of operations.

The cost of raw materials, ingredients, packaging and logistics may be volatile and could increase significantly, which could adversely affect our margins.

The production and distribution of our products require raw materials, ingredients, packaging materials and logistics services, the costs of which may fluctuate due to market conditions, supply-demand dynamics, regulatory changes, transportation costs or other factors. If the cost of raw materials, ingredients, packaging or logistics increases and we are unable to pass such increases on to customers through higher prices or other measures, our margins could decline. Significant cost volatility could also complicate pricing decisions and adversely affect our operating results.

If we are unable to maintain or increase prices for our products, our margins and profitability may decrease.

We rely in part on price increases to offset cost increases and improve the profitability of our business. Our ability to maintain prices or effectively implement price increases may be affected by a number of factors, including competition, effectiveness of our marketing programs, the continuing strength of our brand, market demand and general economic conditions, including inflationary pressures. During challenging economic times, consumers may be less willing or able to pay a price premium for our branded products and may shift purchases to lower-priced or other value offerings, making it more difficult for us to maintain prices and/or effectively implement price increases. In addition, our retail partners and distributors may pressure us to rescind price increases that we have announced or already implemented, whether through a change in list price or increased promotional activity. If we are unable to maintain or increase prices for our products or must increase promotional activity, our margins may be adversely affected. Furthermore, price increases generally result in volume losses, as consumers purchase fewer units. If such losses are greater than expected or if we lose distribution due to a price increase, our business, financial condition and results of operations may be materially and adversely affected.

The success of our health and wellness products depends on consumer acceptance, product quality and regulatory compliance, and failure in any of these areas could materially and adversely affect our business.

A significant portion of our current operations following the acquisition of Carve Group relates to the development, production and sale of traditional health and wellness products, including bird’s nest based products. The market for health and wellness products is sensitive to consumer preferences, perceptions of product efficacy and safety, pricing, branding and regulatory scrutiny. Our products must meet applicable quality standards and regulatory requirements relating to food safety, labeling, advertising and health related claims. Any failure to maintain consistent product quality, any real or perceived safety issue, or any determination by regulatory authorities that our products or marketing practices do not comply with applicable requirements could result in product recalls, enforcement actions, reputational harm, increased compliance costs or restrictions on our ability to sell such products. Any of these events could materially and adversely affect our revenues, results of operations and financial condition.

Our health and wellness product business is dependent on reliable sourcing, processing and supply of raw materials, and disruptions in our supply chain could adversely affect our operations.

Our health and wellness products rely on the sourcing and processing of specific raw materials, including bird’s nest and other natural or herbal inputs. The availability, quality and cost of these raw materials may be affected by factors beyond our control, including environmental conditions, regulatory requirements, supplier capacity, transportation disruptions and changes in market demand. In addition, certain stages of processing and production may depend on third-party manufacturers or service providers. Any disruption in our supply chain, failure by suppliers or processors to meet quality or delivery requirements, or inability to secure alternative sources on acceptable terms could delay production, increase costs or limit our ability to meet customer demand. Such disruptions could materially and adversely affect our business and operating results.

Our herbal resource and ginseng related operations may not generate economic returns and may expose us to asset impairment or ongoing costs without corresponding revenue.

Certain operations acquired as part of Carve Group involve herbal resource and ginseng related assets, which are currently pre-revenue and subject to long development cycles. The economic viability of these operations depends on factors such as cultivation success, yields, processing capabilities, market demand, pricing and regulatory treatment. There can be no assurance that these assets will be successfully commercialized or generate returns sufficient to justify the costs incurred. If these operations fail to achieve commercial viability, we may be required to incur ongoing maintenance or development costs without corresponding revenue or recognize impairment charges, which could materially and adversely affect our financial condition and results of operations.

Our health and wellness products are susceptible to heightened scrutiny regarding advertising, labeling and health related claims, and any perceived or actual inaccuracies could materially harm our brand and results of operations.

Our health and wellness product business includes the sale of bird’s nest products and bird’s nest peptide products and related marketing and consumer education. One product portfolio may include numerous differentiated product lines and peptide products that are marketed with consumer oriented benefit statements, including, for example, anti-aging, youth, health protection positioning. Health and wellness products that are marketed with benefit related messaging are often subject to heightened scrutiny by regulators, platforms and consumers regarding the substantiation and accuracy of advertising, labeling and related claims. If our advertising, promotional materials, product packaging, labeling or influencer messaging is alleged to be misleading, unsubstantiated, exaggerated or otherwise non-compliant, we may face regulatory inquiries or enforcement, platform takedowns, consumer disputes, product returns, reputational damage, and increased compliance costs. Any of these events could materially and adversely affect our revenues, financial condition and results of operations.

Litigation or legal proceedings could expose us to significant liabilities and have a negative effect on our reputation.

From time to time, we may be party to various claims and litigation proceedings. We evaluate these claims and litigation proceedings to assess the likelihood of unfavorable outcomes and to estimate, if possible, potential losses. We may establish reserves, as appropriate based on the information available to management at the time. These assessments and estimates involve a significant amount of management judgment and may differ materially from actual outcomes.

There is an additional risk that potential litigation may lead to adverse publicity, consumer confusion, distrust and additional legal challenges for us. Should we become subject to related or additional unforeseen lawsuits, including claims related to our products, labeling or advertising, which may vary in accordance with state and federal rules and regulations, consumers may avoid purchasing our products or seek alternative products, even if the basis for the claims against us is unfounded.

Any consumer loss of confidence in the truthfulness of our labeling or ingredient claims would be difficult and costly to overcome and may significantly reduce our brand value. For example, publications and other third-party commentary may vary in opinion with respect to our health and wellness products. For instance, customers may have different views on ingredient and nutritional functions of our bird’s nest products. Uncertainty among consumers as to the health and wellness content or the ingredients used in our products, regardless of the cause, may have an adverse effect on our brands, business, results of operations and financial condition.

Our geographic focus makes us particularly vulnerable to economic and other events and trends in the PRC.

We operate in the PRC and, therefore, are particularly susceptible to adverse regulations, economic climate, consumer trends, market fluctuations, including commodity price fluctuations or supply shortages of key ingredients, and other adverse events in the PRC. The concentration of our businesses geographically could present challenges and may increase the likelihood that an adverse event in the PRC would disproportionately materially and adversely affect product sales, financial condition and operating results.

Changes in the legal and regulatory environment could limit our business activities, increase our operating costs, reduce demand for our products or result in litigation.

Elements of our business, including the production, storage, distribution, sale, display, advertising, marketing, labeling, health and safety practices, transportation and use of many of our products, are subject to various laws and regulations administered by authorities and governmental agencies in the PRC, where our products or components thereof, such as packaging, may be made, manufactured or sold. These laws, regulations and interpretations thereof may change, sometimes dramatically, as a result of a variety of factors, including political, economic or social events. Such factors may include changes in:

●	food and drug laws;

●	laws related to product labeling;

●	advertising and marketing laws and practices;

●	laws and programs restricting the sale and advertising of certain of our products;

●	laws and programs aimed at reducing, restricting or eliminating ingredients present in certain of our products;

●	laws and programs aimed at discouraging the consumption of products or ingredients or altering the package or portion size of certain of our products;

●	consumer protection and disclosure laws;

●	employment laws;

●	privacy laws;

●	laws regulating the price we may charge for our products; and

●	farming and environmental laws.

Loss of our key executive officers or other personnel, or an inability to attract and retain such management and other personnel, could negatively affect our business.

Our future success depends to a significant degree on the skills, experience and efforts of our key executive officers. The loss of the services of any of these executives could materially and adversely affect our business and prospects, as we may not be able to find suitable individuals to replace them on a timely basis, if at all. Additionally, we also depend on our ability to attract and retain qualified personnel to operate and expand our business. If we fail to attract talented new employees, our business and results of operations could be negatively affected.

Our operations may require significant working capital, and any inability to effectively manage cash flows could materially and adversely affect our business.

The operation and expansion of our businesses require working capital to support ongoing activities, including sourcing and production of health and wellness products, inventory management, marketing and distribution, equipment procurement, deployment, installation and ongoing service operations. In our health and wellness product business, working capital is required to fund raw material sourcing, product processing, inventory build-up, marketing initiatives and distribution activities, often in advance of cash receipts from customers or distributors. In our smart technology and new energy operations, working capital is required to support equipment acquisition and deployment, infrastructure related costs and operating expenses prior to the realization of service revenue or product sales. If customer payment cycles lengthen, demand fluctuates, costs increase, or cash inflows do not align with operating requirements, we may experience liquidity pressure. Any inability to effectively manage working capital, maintain adequate liquidity or obtain additional financing on acceptable terms could constrain our operations, delay growth initiatives or adversely affect our financial condition and results of operations.

We may need additional capital in the future, and it may not be available on acceptable terms or at all.

We have historically relied upon cash generated by our operations and equity financing to fund our operations and strategy. We may need to access the debt and equity capital markets to a greater extent, however, these sources of financing may not be available on acceptable terms, or at all. Our ability to obtain additional financing will be subject to a number of factors, including market conditions, our operating performance, investor sentiment and our ability to incur additional debt in compliance with agreements governing our outstanding debt. These factors may make the timing, amount, terms or conditions of additional financing unattractive to us. If we are unable to generate sufficient funds from operations or raise additional capital, our growth could be impeded.

BUSINESS OVERVIEW

Overview

We are an integrated provider and operator of an artificial intelligence (“AI”) -centric full-scene digital systems. Our businesses focus on areas of flexible energy deployment and intelligent commercial network operation, and provide closed-loop solutions from computing infrastructure, smart hardware and full-scene services, aiming to achieve wide implementation of AI technologies across industries. Powered by our dual engines of intelligent technology and ecosystem integration, through strategic industry consolidation and continuous improvement in operations, our mission is to build up an open and collaborative industrial ecosystem and provide our customers with efficient, reliable and sustainable intelligent products and solutions. We will continuously explore and consolidate high-quality technological and commercial resources globally and explore industrial application scenarios of AI technologies.

As part of our strategic realignment and pivoting to core areas of flexible energy deployment and intelligent commercial network operation, we consummated strategic acquisition of Real Prospect Group in October 2025, expanding into smart technology and new energy related solutions, including electric vehicle charging services and charging equipment, and strategic acquisition of Times Good Limited in March 2026, which in turn, through Huazhi Contractual Agreements, controls Huazhi Group, a provider of computing power and algorithm solutions in China.

In addition to the strategic acquisitions of Real Prospect Group and Huazhi Group, we expanded our businesses through acquisitions. We consummated acquisition of Carve Group in August 2025 establishing our health and wellness product business focused on premium ingredients, including bird’s nest-based products. In addition, as part of the acquisition, we acquired a strategic reserve of wild ginseng resources. We consummated acquisition of Oriental Grove in January 2026, expanding into industry of premium tea products.

Historically, we provided financial services through (i) AIFU Inc., a technology driven independent financial service platform listed on the Nasdaq; and (ii) Fanhua Puyi Fund Distribution Co., Ltd., an independent wealth management service provider. Concurrently with our strategic acquisitions, we have proactively exited non-core historical operations to sharpen our strategic focus and optimize resource allocation. Specifically, we disposed of our wealth management services segment in September 2025, and through AIFU, we divested the claims adjusting services segment in January 2025. On December 22, 2025, AIFU completed the issuance of its 5,000,000 class B ordinary shares to a third party. Following this issuance of shares, our aggregate beneficial ownership of the total outstanding shares of AIFU was diluted from approximately 10.35% to approximately 7.85%, and our aggregate voting power was diluted from approximately 48.55% to approximately 16.75% (such change in AIFU, the “AIFU Reorganization”). As a result of the AIFU Reorganization, we no longer exercise control over AIFU, and AIFU and its insurance agency services are no longer consolidated in our consolidated financial statements since then. The exit from historical financial service business is part of our strategic realignment.

Recent Developments

Carve Group Acquisition

In August 2025, we completed the strategic acquisition of 100% of the equity interests in Carve, which indirectly holds 100% equity interests of Zhongshen Resources Development (Liaoning) Co., Ltd. (“Zhongshen”), a premium wild ginseng resource holder, and Glyken Bird Nest Technology (Shenzhen) Co., Ltd. (“Glyken”), a pioneering bird’s nest company specializing in extraction of small molecular bird’s nest peptides using physical heating separation method and manufacturing and selling peptide products. Carve Group’s operations primarily include (i) the sourcing and processing of herbal and natural ingredients and (ii) the development and sale of health and wellness products. Within this business segment following the Carve Group acquisition, different product lines are at different stages of development. Certain bird’s nest-based health and wellness products have entered initial commercialization since 2021 and are offered for sale through channels including direct-to-consumer online platforms, selected e-commerce platforms, and offline specialty or channel-partner sales. Other product lines, including bird’s nest peptide products and other functional formulations, are supported by Glyken’s ongoing research and development initiatives involving extraction, formulation optimization and application testing, and remain in early commercialization or market validation stages without established stable or predictable sales patterns. In addition, wild ginseng related activities are in a cultivation and development stage and have not yet generated product sales or revenue. For the fiscal year ended June 30, 2025, Carve Group generated net revenues of RMB3.5 million (US$0.5 million) and incurred net losses of RMB1.8 million (US$0.3 million).

Real Prospect Group Acquisition

In October 2025, we completed a strategic acquisition of 100% of the equity interest in Real Prospect, which indirectly holds 100% equity interests of Qingdao Maisi Intelligent Technology Co., Ltd. (“Qingdao Maisi”) and 49% equity interest in Qingdao Huiju Laixi Intelligent Technology Co., Ltd (“Laixi”). Our equity interest in Laixi was accounted for as an equity method investment and Laixi was not consolidated in our financial statements as our consolidated subsidiary. Laixi was later divested in July 2026. Real Prospect Group engages in smart technology and new energy related solutions, including electric vehicle charging services and charging equipment. For the fiscal year ended June 30, 2025, Real Prospect generated revenues of approximately RMB0.2 million (US$26,000) and incurred a net loss of approximately RMB1.4 million (US$189,000). Beginning in September 2025, Real Prospect expanded its business model to include the sale of charging equipment, which has begun to contribute to revenues but remains at an early stage. Since the acquisition, we have focused on supporting Real Prospect’s ongoing operations and evaluating the scalability of its product and service offerings. As of the date of this prospectus, Real Prospect continues to operate at an early stage of its business transition.

Oriental Grove Acquisition

In January 2026, we completed the acquisition of 100% of the equity interests in Oriental Grove. Oriental Grove is engaged in the business of premium tea products and maintains inventory consisting primarily of high-grade tea. Upon completion of the acquisition, Oriental Grove became a wholly owned subsidiary of our holding company. The acquisition expands our portfolio of consumer-oriented agricultural and food-related businesses and represents additional operating platform within our broader health and wellness product segment.

Huazhi Group Acquisition

In March 2026, the Company completed its acquisition of Times Good Limited, which in turn, through Huazhi Contractual Agreements, controls Huazhi Group. The acquisition expands our presence in the sectors of computing power and algorithm solutions.

Divestiture of Wealth Management and de-consolidation of AIFU and Insurance Agency Services

In September 2025, we divested the operating entities of our wealth management segment and ceased all wealth management operations thereafter.

On December 22, 2025, AIFU completed the issuance of its 5,000,000 class B ordinary shares to a third party. Following this issuance of shares, our aggregate beneficial ownership of the total outstanding shares of AIFU was diluted from approximately 10.35% to approximately 7.85%, and our aggregate voting power was diluted from approximately 48.55% to approximately 16.75%. As a result of the AIFU Reorganization, we no longer exercise control over AIFU. AIFU is no longer consolidated as a subsidiary in our consolidated financial statements. Insurance agency services that are provided through AIFU is no longer consolidated in our consolidated financial statements since then.

Divestiture of Laixi

On July 24, 2026, the Company completed its sale of 49% of the issued and outstanding equity interests of Laixi to Galaxicore Holdings Limited for a total consideration of US$17 million. The consideration is payable in installments as follows: 20% of which is to be prepaid immediately after execution of the transaction agreement, 50% of which is to be paid at closing, and the remaining 30% of which is to be paid within thirty (30) days after the closing. The divestiture represents an important step in the Company’s ongoing efforts to optimize its business portfolio and sharpen its strategic focus on AI sector.

Appointment of Chief Technology Officer

On August 4, 2026, Dr. Zhifeng Li was appointed as the Company’s chief technology officer.

Our Products and Services

We are a diversified holding company with two primary business segments: (1) smart technology and new energy solutions: our new business through Real Prospect acquisition which provides innovative, technology driven solutions in relation to electric vehicle charging, modular residential energy storage systems; and (2) computing power and algorithm solutions: our new business through Huazhi Group acquisition. In addition, we offer health and wellness products, through Carve Group, which focuses on premium ingredients and health and wellness food products, and through Oriental Grove, which maintains inventory consisting primarily of high-grade tea

Historically, during the fiscal years ended June 30, 2023, 2024 and 2025, our operations were primarily focused on financial asset allocation services to meet the investment and wealth inheritance objectives of our clients. We primarily provided insurance agency services and wealth management services. The insurance agency services that were provided through AIFU is no longer consolidated in our consolidated financial statements as a result of the AIFU Reorganization in December 2025. In addition, we provided wealth management services to our clients with a wide range of product offerings including publicly raised fund products and privately raised securities investment fund products. We discontinued our wealth management services in September 2025.

Smart Technology and New Energy Solutions

We conduct our smart technology and new energy solutions business through operating entities acquired as part of the Real Prospect transaction. This business focuses on technology-enabled solutions related to electric vehicle charging, mobile energy replenishment, energy storage, and intelligent energy management equipment operated through Qingdao Maisi. Our offerings are organized into product and service categories of mobile energy storage charging solutions, fixed energy infrastructure solutions and other products and emerging technologies, each with distinct technical characteristics, deployment models and revenue mechanisms. The description and breakdown of our product and service categories are based on their operating scenarios and each solution will generate revenues in the forms of sale of products (mainly sale of mobile charging robots and charging piles) and services (mainly charging services through mobile charging robots and charging services through charging piles). Disaggregation of revenues is reflected in our financial statements prepared in accordance with applicable accounting policies of revenue recognition and financial reporting presentation.

Mobile Energy Storage Charging Solutions

A core component of this business includes electric vehicle charging and mobile recharging solutions. These offerings are designed to provide flexible charging services and equipment for electric vehicles across a range of usage scenarios, including roadside assistance, public parking facilities, transportation hubs and temporary or high demand locations. Our operations in this segment include both charging services and charging equipment, which are closely integrated but may be deployed under different commercial arrangements.

Mobile energy storage charging robots constitute primary offering in such business line. These products integrate mobile energy storage systems with electric vehicle charging equipment and are designed to provide instant charging services for new energy vehicles without the need for investment in fixed charging infrastructure. These products are primarily configured in different energy capacity specifications, such as approximately 100 kWh and 150 kWh units. Each unit is composed of multiple energy storage battery modules and is centrally controlled through our self-developed battery management systems (BMS) and energy management systems (EMS). The equipment can be flexibly deployed across a range of application scenarios, including fuel stations, highway service areas, public parking facilities and temporary emergency locations. Mobile energy storage charging robots are sold as standalone hardware products or deployed as operating assets under leasing or service-based models. While the physical form of the equipment remains consistent, the applicable commercial arrangements differ depending on the business model adopted.

Around mobile energy storage charging robots, we have developed a series of service-oriented offerings in which the equipment serves as the operational platform rather than being sold as an independent hardware product. These services include, without limitation:

●	Charging and Roadside Assistance Services. These services utilize mobile energy storage equipment to provide on-site charging support to vehicles. Charges are typically calculated based on vehicle type and charging volume, with defined base service fees and charges for electricity supplied.

●	Operational Cooperation and Revenue Sharing Services. Under cooperative arrangements with large energy companies or site operators, we deploy mobile energy storage equipment, while partners provide deployment locations and participate in basic operations. Service revenues generated from charging activities are shared between the parties in accordance with agreed ratios. These services represent service-oriented product offerings formed around mobile energy storage equipment.

Fixed Energy Infrastructure Solutions

(i) Fixed Charging Pile Products

Fixed charging pile products represent another category of products that Real Prospect has placed into actual operation. These products consist of fixed electric vehicle charging facilities typically deployed in government parks, public institutions, hospitals, schools and highway service areas. Fixed charging pile projects are generally invested in, constructed and operated directly by us. A single charging site usually includes transformers, cabling systems and multiple charging pile units, which together form an integrated fixed-asset project for operation. In terms of product attributes, fixed charging pile products differ from mobile energy storage equipment in that their commercial logic is more closely aligned with long-term infrastructure operation rather than flexible deployment.

(ii) Fixed Energy Storage System Products

Fixed energy storage system products represent product categories that we are actively advancing. These products are primarily intended for commercial and industrial energy storage applications and are designed to support energy management, peak shaving and backup power use cases. Certain fixed energy storage products remain in early stages of commercialization and may require further development, testing and market validation prior to large-scale deployment.

Other Products and Emerging Technologies

In addition to its core mobile and fixed energy infrastructure solutions, we operate and are developing a number of other energy-related products and technologies that are currently at testing, early commercialization or development stages. These products are not yet core revenue drivers but represent potential future extensions of our smart technology and new energy business.

●	Lithium-Based Power Supply Products. We offer certain lithium-based power supply products, including lithium starter power supplies and lithium battery solutions for parking air-conditioning systems. These products are primarily designed to serve traditional internal combustion engine vehicles by providing auxiliary power for vehicle startup or stationary power supply during parking. Compared to conventional lead-acid batteries, these lithium-based products are designed to provide advantages in energy density, service life and operational stability. These products have undergone testing and initial market promotion and have completed environmental adaptability testing in certain overseas markets. However, these products remain in the testing or early rollout stage, and large-scale commercial sales have not yet been established. Future commercialization will depend on further product validation, customer acceptance and market development.

●	Vehicle-to-Vehicle (V-to-V) Charging Products. We are also developing V-to-V charging products, which are intended to enable direct power transfer between electric vehicles. This product consists of both hardware equipment and a platform based system, which together are expected to support future service based charging applications. The hardware component includes charging devices designed to facilitate direct energy transfer between vehicles and development of the hardware component has been completed. The platform-based system is designed to function as a dispatch and matching platform that connects vehicles with surplus power to vehicles requiring charging and facilitates service coordination and settlement. The platform remains under development and has not yet been commercially launched. At present, V-to-V charging products have not generated commercial revenue. Commercialization of this product category will depend on completion of platform development, regulatory considerations, user adoption and the successful integration of hardware and platform-based services

Computing Power and Algorithm Solutions

We conduct our computing power and algorithm solutions business through Huazhi Group. This business focuses on computing resource services, hardware trading, AI vertical industry large model training, and AI industry application solutions.

Computing Power Services

A significant portion of this business is to provide computing power. We integrate computing capacity sourced from servers and related infrastructure into scalable computing resource pools that can be allocated to enterprise customers. These services are designed to support high-performance computing workloads, data processing, and algorithm training scenarios. Services include computing capacity configuration, deployment support, performance optimization, and ongoing operational coordination.

We primarily serve business customers that require stable and scalable computing environments rather than one-time hardware purchases. Revenue is typically generated through service arrangements structured around computing capacity usage, deployment support, or system integration components.

As part of our long-term infrastructure development strategy, we are planning the Stars Distributed Intelligent Computing Center Project. The project aims to build an intelligent computing infrastructure network covering selected key regions, deliver rapidly deployable standardized computing units, and enhance regional computing supply capacity and utilization efficiency. The project is designed to support scalable deployment of computing resources through modular configurations that can be adapted to varying regional demand conditions. The first site for the Stars Distributed Intelligent Computing Center Project is planned to be located in Shizhu, Chongqing Province. As of the date of this prospectus, the project remains in the planning and development stage, and the timing, scale, and commercial outcomes remain subject to uncertainties.

Hardware Trading

We also engage in the procurement and trading of servers, graphics processing units (GPUs), and related high-performance computing components. In this capacity, we act as a supplier to enterprise customers seeking to build or expand computing infrastructure. Products include standardized server configurations and customized hardware solutions tailored to customer technical requirements.

Hardware trading activities are generally transaction-based and involve bulk purchases from upstream suppliers followed by resale to enterprise customers. These activities complement our computing resource aggregation services by supporting infrastructure build-out.

AI Industry Application Solutions

We provide AI industry application solutions tailored to customer-specific operational needs. These solutions may include system integration, deployment support, algorithm configuration, and other application-layer services designed for particular business use cases.

A core enabling technology supporting this segment is LingYanMiaoYu, our internally developed large language model platform, which serves as the underlying technical foundation for certain of our AI application solutions. LingYanMiaoYu is developed within our internal technology framework and utilizes a Transformer-based architecture. It is designed to support model fine-tuning, domain adaptation, and deployment across selected industry scenarios.

In November 2025, LingYanMiaoYu completed the generative artificial intelligence service filing with the Cyberspace Administration of China (CAC) in accordance with applicable PRC regulatory requirements. In addition, certain related algorithms underlying our application models have completed required algorithm filings with CAC.

Leveraging LingYanMiaoYu, we have developed multiple industry- and application-oriented model solutions targeting specific vertical scenarios. These include model solutions applied in AI-assisted video generation, cultural and tourism-related applications, and AI-enabled apparel design, among others. Such models are developed based on the foundation architecture of LingYanMiaoYu and adapted for defined industry use cases.

Relying on its low-cost and high-efficiency training and inference capabilities, LingYanMiaoYu can be flexibly deployed in government, education, technology, finance, and lifestyle service sectors, subject to applicable regulatory requirements and customer-specific implementation arrangements.

These model solutions are customized and priced independently based on customer requirements, project scope, and technical complexity. These solutions are typically delivered through project-based arrangements and involve close coordination with customer technical teams.

Health and Wellness Products

We conduct our health and wellness product business through operating entities acquired as part of the Carve Group acquisition and Oriental Grove acquisition. This business focuses on the development, production and commercialization of wellness products derived from natural ingredients, as well as the longer-term development of certain natural health resources. Our activities in this segment primarily relate to bird’s nest peptide raw materials and compounded finished products, with different product lines at varying stages of commercialization and market validation. For the Oriental Grove acquisition, we maintain inventory consisting primarily of high-grade tea and there is no short-term plan to commercialize such inventory.

Bird’s nest peptide raw materials and compounded finished products

A significant portion of our health and wellness product business relates to bird’s nest peptide raw materials and compounded finished products. These products are positioned as premium wellness offerings and are developed for consumption as nutritional and functional supplements. Our products involve additional processing beyond traditional cleaning and soaking steps. Our bird’s nest peptide products are produced through a proprietary extraction process that differs from the enzymatic hydrolysis approach commonly used by others for protein extraction, and the extracted material is further processed into powder-form products. These powder-form products may be provided as functional bird’s nest peptide ingredients for downstream applications or compounded into finished products with standardized nutritional specifications.

In our product portfolio, we focus primarily on bird’s nest ingredients and products that are designed to be more convenient for end users to easily carry and use compared to traditional forms of bird’s nest in the market, such as raw “bird’s nest cakes,” ready-to-eat bottled bird’s nest, and certain freeze-dried forms. The products are easier to digest, absorb, and utilize by the body due to their small molecular structure. In addition, we offer multiple product lines and stock keeping units designed to address different consumer preferences and usage scenarios. Certain customers use our existing bird’s nest product categories as inputs for application development, and we may support a number of customers with customized specifications or application-oriented customization, while most products remain based on our standard specifications.

Wild Ginseng Resources, High-Grade Tea and Other Natural Ingredient Products

In addition to bird’s nest products, our health and wellness product business includes activities related to wild ginseng resources, high-grade tea and other natural ingredient products. These activities are focused on the cultivation, conservation and long-term development of natural ingredient resources, rather than the near-term commercialization of finished consumer products. As of the date of this prospectus, wild ginseng related activities remain at an early, pre-commercial stage. A relatively small amount of revenue is generated from sale of wild ginseng resources, and we have no short-term plans to further commercialize such inventory. Wild ginseng activities are characterized by extended cultivation and growth cycles, as well as heightened regulatory oversight and quality control requirements. Any future development or commercialization of wild ginseng based products would be subject to successful completion of cultivation cycles, compliance with applicable regulatory requirements and market conditions, and there can be no assurance as to the timing or feasibility of such commercialization. We maintain inventory of high-grade tea and a relatively small amount of revenue have been generated. We have no short-term plans to further commercialize this inventory.

Our health and wellness product business also includes other natural ingredient related development activities that involve resource cultivation and long-term asset development, rather than immediate market deployment. These activities generally follow operational processes similar to those used in our broader natural ingredient business, including ingredient sourcing, formulation research, processing, packaging evaluation and distribution planning, but remain primarily focused on resource preparation and capability building at this stage.

Insurance Agency Services and Wealth Management Services

Insurance agency business of AIFU was our largest business segment, accounting for 93.1% of our net revenues for the fiscal year ended June 30, 2025. Revenue from this segment was derived from two broad categories of insurance agency services: (i) life insurance business, and (ii) non-life insurance business, both primarily focused on meeting the insurance needs of individuals.

For life insurance and non-life insurance agency services offered to individual clients, our sales agents used the application or WeChat public account of “LA App” to process the transactions online. We received commission fees from insurance companies for the distribution of insurance products based on a certain percentage of the premiums paid by the individual policy holders. We also received volume-based performance bonus on a semi-annual or annual basis when we achieve the agreed target of aggregated sales volume of insurance policies facilitated by us.

As a result of the AIFU Reorganization, we no longer exercise control over AIFU. AIFU and its insurance agency services are no longer consolidated in our consolidated financial statements after December 2025.

For wealth management services, we provided our clients with a wide range of product offerings including publicly raised fund products and privately raised securities investment fund products. Our wealth management service business accounted for 6.9% of our net revenues for the fiscal year ended June 30, 2025. Since December 2020, we have provided online services for our privately raised fund products through the app “Puyi Fund” in the same manner as for publicly raised fund products. The app “Puyi Fund” provided up-to-date product-related information online through which clients can execute transactions and monitor their investments portfolio. We received distribution commissions for almost all of wealth management products distributed by us. In addition, we received performance-based fee income for certain privately raised funds we distributed. We discontinued our wealth management services in September 2025.

For description of our insurance agency services and wealth management services, see “Item 4B. Business Overview – Our Services – Insurance Agency Services” and “Item 4B. Business Overview – Our Services – Wealth Management Services” in the 2025 Annual Report, which is incorporated in this prospectus by reference.

Sales and Marketing

Our sales and marketing activities are designed to support the commercialization and long-term development of our operating businesses. We employ differentiated sales and marketing approaches across our business lines, reflecting differences in customer profiles, purchasing behavior, product characteristics and commercialization stage. Our sales and marketing efforts emphasize disciplined expansion, targeted customer engagement and controlled deployment rather than rapid, large-scale growth.

Smart Technology and New Energy Solutions

Our smart technology and new energy solutions sales and marketing activities are conducted through Qingdao Maisi. These activities are conducted through a combination of direct engagement, project cooperation arrangements and limited agency or distributor relationships, depending on product category, deployment model and customer type. Sales activities are primarily oriented toward business and institutional customers rather than mass-market retail consumers.

Sales Channels and Customer Types

Sales activities are primarily directed toward enterprise, institutional and site-based customers, including energy companies, infrastructure operators, transportation-related operators, local government–affiliated entities, and commercial site owners. The sales of our equipment and certain products and services are also marketed through regional agents or sales partners on a non-exclusive basis in specific geographic areas. We also engage directly with large enterprises and institutional customers, including state-owned enterprises, infrastructure operators and energy-related entities, through project based direct sales. Customers on this channel typically evaluate products and solutions in connection with specific deployment scenarios, such as highway service areas, transportation hubs, public facilities or other large-scale sites. Transactions under this channel are generally negotiated on a project-by-project basis and may involve equipment sales, deployment arrangements or service cooperation structures. While this channel does not necessarily generate recurring or high-frequency revenue, it plays an important role in validating product capabilities, supporting market entry into regulated or infrastructure-oriented environments and enhancing industry recognition.

Our customer acquisition channels also combine online content promotion and offline conversion. This model utilizes digital content distribution and live demonstration formats on major social media and short-video platforms to introduce products and application scenarios, generate customer interest and collect potential customer leads. These leads are subsequently followed up through direct communication, including telephone outreach, technical explanation and invitation to in-person meetings or project discussions. This channel is designed to support nationwide customer outreach and to improve the efficiency of identifying and converting potential commercial customers through standardized digital processes rather than transaction-based retail sales.

In addition to direct engagement, we have established regional agent and distribution arrangements in certain geographic areas. Under this model, regional partners are responsible for localized market development, customer outreach and project coordination within designated territories, while we provide products, technical support and operational coordination. These arrangements are designed to support geographic expansion and local execution without relying on a nationwide standardized dealership system. Our regional distribution activities currently focus on selected provinces and municipalities where local partners have been established to support project implementation and customer servicing.

Sales arrangements are generally project based or transaction specific rather than long-term framework purchase agreements. Customer relationships typically do not involve long-term minimum purchase commitments, and revenue is generated through a combination of equipment sales, service fees or revenue sharing arrangements depending on the applicable business model. In certain cases, we utilize agency or cooperative sales structures, including commission based or revenue sharing mechanisms, particularly in connection with regional distribution or joint operational projects.

Marketing Activities and Market Outreach

Sales and marketing activities are supported by internal coordination mechanisms designed to enhance operational efficiency and scalability. We work with established partners to develop standardized marketing materials and reference cases, which are used to enhance customer credibility and support business development efforts. Marketing content and case studies generated from these projects are deployed across multiple sales channels to promote consistent market messaging. We maintain centralized marketing materials and standardized operational guidelines to support regional agents and direct sales teams. These materials are designed to ensure consistency in product positioning, pricing frameworks and service offerings, while improving conversion efficiency at the local level. Feedback from regional markets and channel partners is incorporated into ongoing sales and marketing adjustments, and insights derived from customer interactions are used to refine product positioning, service structures and deployment strategies, supporting the continuous optimization of our sales and marketing execution.

Computing Power and Algorithm Solutions

Sales Channel Characteristics and Market Focus

Our computing power and algorithm solutions are primarily sold through a combination of direct sales and channel partner arrangements.

Direct sales are conducted by our internal sales team, which engages enterprise and institutional customers through project-based negotiations, technical discussions, and solution proposals.

Channel sales represent an important source of business development. We cooperate with five core channel agents whose sales teams collectively include more than 200 personnel. These channel partners provide regional coverage in Beijing, Shanxi, Xinjiang, Yunnan, Shaanxi, Chongqing, and other regions.

Our primary customer groups consist of government entities and enterprise customers. We have served more than 130 enterprise and institutional customers. Customers are generally engaged in digital transformation initiatives, intelligent upgrading of traditional industries, cultural tourism and media applications, and intelligent manufacturing. We also provide services to state-owned enterprises, centrally administered enterprises, and industrial park operators. Specifically, the computing power services segment primarily serves approximately 30 customers; the hardware trading segment primarily serves approximately 56 customers; and the AI industry application solutions segment primarily serves approximately 97 customers. Certain customers may purchase our services and products across our computing power and algorithm solutions, and accordingly there is overlap among the customer bases of above three categories.

Marketing Activities

Due to the nature of this business, our sales activities are primarily conducted through our direct sales team and channel partners. Channel partners represent an important source of business development. We provide channel partners with comprehensive product training and sales training to support customer engagement and solution delivery.

Health and Wellness Products

Our health and wellness products are primarily sold to business consumers and individual customers through a combination of direct sales channels and distributor-supported arrangements. Sales activities vary by product category and are structured to support ongoing consumer usage rather than one-time transactions. Sales activities are primarily organized around two core product categories: (i) bird’s nest peptide raw materials, and (ii) finished or formulated products that use bird’s nest peptide as a core ingredient. These two product categories are distributed through different channels and target different customer groups.

Sales Channel Characteristics and Market Focus

Bird’s nest peptide products are sold primarily to business customers. These customers primarily include manufacturers of dietary supplements, functional foods, flavor-enhanced foods, and, to a lesser extent, cosmetic product manufacturers. The bird’s nest peptide is supplied as a standardized raw material that business customers incorporate into their own downstream products, rather than being sold directly to individual consumers. Sales to business customers are conducted through a combination of direct sales and agency arrangements. We sell directly to a number of end customers, while also working with agents who distribute bird’s nest peptide raw materials to additional business customers. Customer relationships are generally transaction based and driven by recurring purchase orders rather than long-term exclusive supply agreements. These business sales are not concentrated on a single customer. Instead, sales are distributed across approximately six to ten major customers, with purchase volumes being relatively balanced among them. While certain customers may request limited customization to meet specific application needs, most sales are based on our existing standardized product specifications, allowing the same bird’s nest peptide raw materials to be supplied to multiple customers.

Finished products that incorporate bird’s nest peptide as a core ingredient are sold under our own brands and are primarily distributed to individual consumers. These products are sold through a mix of online and offline channels. We previously operated stores on other major e-commerce platforms but later consolidated our online retail efforts to focus on JD.com due to considerations relating to platform costs and marketing efficiency. Offline distribution includes cooperation with pharmacy chains and selected healthcare-related outlets, as well as smaller distribution channels such as private health clinics. In addition, a portion of consumer sales is generated through direct referrals and relationship based channels, including customers introduced through industry exhibitions, seminars, and product presentations. These customers often make repeat purchases for personal or family use based on familiarity with the products and the brand. Sales of finished products are generally conducted on a non-exclusive basis and do not rely on long-term sales contracts. Distribution arrangements are flexible and adjusted based on channel performance and market feedback.

For bird’s nest peptide raw materials, sales activities emphasize technical communication and application support, including participation in industry conferences, professional forums, and technical seminars related to nutrition, functional foods, and ingredient applications. These activities are primarily aimed at increasing awareness and adoption among our business customers. For finished products, sales efforts focus on brand visibility and consumer education, particularly through online platforms and social media channels, as well as targeted offline collaborations with pharmacies and health related outlets. Overall, our sales and distribution model reflects a dual track approach, with business raw material sales providing a significant portion of current revenue and consumer-oriented finished products supporting brand development and market presence.

Marketing Activities

Marketing activities for our health and wellness products emphasize brand credibility, product quality and ingredient sourcing. We focus on educating consumers regarding product characteristics and intended usage without making unsubstantiated claims. Brand recognition is developed gradually through consistent messaging, product experience and customer referrals. Marketing methods may include a combination of offline promotional activities, digital outreach and targeted campaigns.

In addition to routine sales activities through selected channels, certain product categories are introduced to customers and channel partners through product presentations, technical briefings and educational sessions, including seminars, product briefings and industry-related forums, which are primarily conducted to explain product attributes, processing methods and application scenarios. These activities are typically targeted at distributors, channel partners and specific customer groups and are intended to support product understanding and application, rather than mass-market promotion.

Technology Research and Product Innovation

A portion of our business strategy is focused on developing and commercializing differentiated products and solutions across our businesses of smart technology and new energy solutions, computing power and algorithm solutions and health and wellness products. We believe that product innovation is an important component of building sustainable operating platforms in these areas, particularly as certain of our acquired businesses are at early stages of commercialization or market expansion.

Smart Technology and New Energy Solutions

In our smart technology and new energy solutions business, product innovation is focused on the development and deployment of technology enabled solutions designed to address specific operational and usage scenarios. Our technology development is primarily focused on the core control and energy management capabilities that support our mobile energy storage charging robots and related electric vehicle charging equipment. In particular, we design and develop key software and control systems internally, including our BMS and EMS, which are used to monitor battery cell status and safety parameters and to manage charging, discharging and overall energy usage at the system level. Our self-developed systems support operational monitoring functions, including visibility into charging and discharging activity and battery status through software interfaces. For example, in connection with our mobile energy storage charging robots, our systems are designed to manage the operating status of multi cell battery packs, including temperature and state of charge across individual cells, and to manage overall energy dispatch and usage for the equipment.

We also develop embedded control software used in our control boards and related components. The core embedded programs are written by our in-house team and are burned to chips used in our control hardware. While we procure certain mature third party components and modules (such as certain power or high voltage related modules) where the technology is already standardized, our development efforts are focused on the integration layer and the control logic that enables our equipment to operate as an integrated system. In addition, our product development efforts include continued refinement of specifications and performance based on field deployment feedback and testing, including technical validation and environmental adaptability testing for certain products that are in testing or early rollout stages.

We also maintain an intellectual property strategy aligned with our technology roadmap, including V-to-V charging hardware and the related platform based system. These product lines remain under development, and commercialization will depend on completion of development and testing, integration of hardware and software systems, and customer adoption. Innovation efforts are driven by functional performance, deployment feasibility, system reliability and adaptability to customer use cases rather than consumer branding considerations. Product development and refinement may involve iterative testing, pilot deployments and technical adjustments prior to broader commercialization. The pace and success of innovation in this segment depend on technological feasibility, customer adoption, regulatory developments, infrastructure compatibility and the availability of supporting operational and service capabilities.

Computing Power and Algorithm Solutions

Huazhi Group conducts its technology development activities through its Product and Technology Center, which is responsible for system design, solution optimization and application-level innovation supporting our computing power and algorithm solutions services. As of the date of this prospectus, the center consists of 18 core research and development personnel organized across product development, AI algorithm development, technical support and operations functions.

As of the date of this prospectus, Huazhi Group holds 29 registered trademarks, 46 registered software copyrights and 9 registered patents in the PRC. These intellectual property rights primarily relate to software systems, operational management tools and application-level solutions supporting our computing power aggregation and algorithm related service offerings. We rely on this portfolio of intellectual property to support the stability and functionality of our service platform and to enhance operational efficiency.

Health and Wellness Products

In our health and wellness product business, technology research and product innovation activities are primarily focused on the processing, formulation and application development of natural ingredients, with particular emphasis on bird’s nest based products and related functional formulations. Product development activities are mainly conducted through Glyken, primarily supporting the conversion of raw bird’s nest materials into standardized intermediate and finished products suitable for consumer use and downstream functional applications. Our research and development work centers on three main areas: (i) patented physical heating separation extraction technologies applied to bird’s nest raw materials, (ii) formulation optimization for functional and peptide based products, and (iii) application testing and validation for different product formats and usage scenarios. These activities are intended to improve product consistency, functional performance and scalability while maintaining compliance with applicable food safety and regulatory requirements.

●	Pre-extract Processing Technology and Physical Heating Separation Extraction. We have our own patented technology to use fully automatic processing line to clean and remove the impurity in the bird’s nest with high productivity and effectiveness before extraction. After cleaning, we utilize patented physical heating separation and extraction techniques to process bird’s nest raw materials into functional small molecular structure peptide suitable for further formulation. This process involves the controlled use of physical heating for soaking, stirring, filtration, and centrifugal separation to break down bird’s nest proteins and related components such as Sialic Acid under specific temperature, time, pressure and speed conditions. We focus on optimizing processing parameters to improve yield, stability and reproducibility of the resulting intermediate products. Processing tools are designed by us, together with certain auxiliary processing inputs used in the extract process are made and bought from third party suppliers with relevant technical qualifications. We conduct process design and parameter control internally to obtain different types of small molecular structure bird’s nest peptide, while certain specialized processing steps may involve cooperation with external processors depending on formulation requirements, scale and technical complexity.

●	Formulation Development and Optimization. The formulation development and optimization is based on our continuous research and experiments. Following initial processing, we conduct formulation development to convert different processed types of small molecular bird’s nest peptides into finished products or functional intermediates. Formulation work includes adjusting concentration levels, combining small molecular bird’s nest peptide derived components with other permitted ingredients, and testing different product forms such as liquids, powders and other delivery formats. Formulation optimization is carried out to address factors such as taste, stability, solubility, shelf life and compatibility with different consumption or application scenarios. Some products are developed based on standardized specifications, while a limited number of products may involve customized formulation parameters to meet specific application requirements.

●	Application Testing and Technical Validation. We conduct application testing to evaluate how processed bird’s nest peptide products perform in different product formats and usage conditions. This includes internal testing and, where appropriate, cooperation with external institutions and laboratories. We have engaged in technical cooperation with academic institutions, including South China University of Technology, in areas such as processing techniques, formulation research and application validation. These cooperative efforts are intended to support technical verification, improve formulation design and enhance understanding of functional characteristics of bird’s nest peptide and derived products. Such cooperation does not guarantee commercial success and may require additional development time and resources before results can be translated into scalable products and market-ready applications.

Our approach to product innovation emphasizes disciplined development and measured commercialization rather than rapid expansion. We seek to identify products and solutions with defined use cases and potential demand, refine product specifications based on operational feedback and gradually expand market presence as products mature. We do not pursue innovation solely for exploratory purposes and instead focus on products and solutions that can be integrated into our broader operating platforms over time. Our innovation efforts may require ongoing investment in product development, testing, sourcing, technology refinement and operational support. These efforts may not result in commercially successful products, and delays or challenges in product development or market acceptance could adversely affect our business, financial condition and results of operations.

Customers

Our customer base varies by business segment and reflects the distinct commercialization models of our businesses of smart technology and new energy solutions, computing power and algorithm solutions and health and wellness products.

Smart Technology and New Energy Solutions

Our smart technology and new energy solutions business serves a diversified customer base that includes public sector entities, state owned and private infrastructure operators, transportation related service providers, and commercial counterparties involved in electric vehicle charging and energy services. Customers are generally engaged through project based arrangements, service agreements or equipment related contracts, depending on the product category and deployment model.

For mobile energy storage charging solutions, customers primarily include highway service area operators, transportation infrastructure managers and regional service providers that require flexible charging capabilities without permanent charging infrastructure. In these arrangements, mobile energy storage charging equipment is deployed to support emergency charging, peak demand coverage or temporary service needs. Typical contracts include emergency charging equipment leasing and service agreements for highway service areas and roadside assistance scenarios, under which charging services are provided on a usage basis or through defined service fee structures. For service oriented offerings built around mobile energy storage charging robots, customers include site operators and energy related partners that participate in cooperative operating models. Under these arrangements, equipment is deployed at agreed locations and charging services are provided to end users, with revenues generated from charging activities shared between the parties based on contractual allocation mechanisms. These customers typically provide site access and basic operational support, while charging equipment operation and technical management are handled through the deployed systems.

For fixed energy infrastructure solutions, customers are primarily public institutions and site owners such as local government entities, public parking facility operators, hospitals, schools and transportation corridor operators. In these projects, fixed charging facilities are invested in, constructed and operated as integrated infrastructure assets. Contracts typically cover site cooperation, construction, operation and revenue arrangements, and charging sites may include multiple charging units along with supporting electrical infrastructure such as transformers and cabling systems. For fixed energy storage system products, customers are generally commercial and industrial users seeking energy management, peak shaving or backup power solutions. These products are typically deployed under project based arrangements and may remain in early commercialization or pilot stages depending on the application scenario and customer requirements.

In addition, certain customers engage with us through equipment sales agreements for specific products, including intelligent charging equipment and integrated energy storage solutions. These transactions may involve direct sales, customized deployment configurations or project specific technical requirements, depending on the customer and use case.

Customer arrangements vary by product category and deployment model. Service and cooperation arrangements are typically short- to medium-term or project-specific, while infrastructure-related projects may involve longer operational horizons tied to specific sites. We do not generally enter into long-term customer purchase contracts covering standardized volumes or guaranteed usage levels, and sales cycles may vary depending on project complexity, site conditions, regulatory considerations and customer decision processes. We do not rely on a single customer or a single category of customers for a substantial portion of revenues. Customer relationships are generally established on a project by project or contract by contract basis, and contract duration, pricing mechanisms and revenue models vary depending on the nature of the product, service scope and deployment environment.

Computing Power and Algorithm Solutions

Our customers are primarily government and enterprise entities. Our customer base is mainly in sectors undergoing digital transformation and intelligent upgrading, including traditional industry digitalization, cultural tourism and media applications, and intelligent manufacturing. These sectors represent our core strategic development areas.

We also provide services to state-owned enterprises, centrally administered enterprises, and industrial park operators. It typically involves relatively larger contract values and will have demonstration effects within their respective industries or regions. Successful project implementation with these customers may provide reference cases that support subsequent business development and enhance market credibility.

As of the date of this prospectus, we have served more than 130 enterprise and institutional customers. Specifically, the computing power services segment primarily serves approximately 30 customers; the hardware trading segment primarily serves approximately 56 customers; and the AI industry application solutions segment primarily serves approximately 97 customers. Certain customers may purchase our services and products across our computing power and algorithm solutions, and accordingly there is overlap among the customer bases of above three categories.

Health and Wellness Products

Customers for our health and wellness products are primarily located in China and consist of a combination of individual consumers and business customers, depending on product category and stage of commercialization. Our customer base varies across product lines and reflects the differing usage scenarios, purchasing behavior and application requirements associated with traditional bird’s nest based products, bird’s-nest peptide products and other functional formulations.

For bird’s-nest peptide products and other functional formulations, customers include both individual consumers and business customers, depending on product format and intended application. Certain peptide based products are sold as finished consumer products, while others are supplied as functional inputs or ingredients used by downstream customers for further application development. In these cases, customers may evaluate products based on functional attributes, formulation characteristics, stability requirements and suitability for specific usage scenarios. A limited number of customers may request application-oriented specifications, while most products are supplied based on standard product specifications. Demand in this category is influenced by product authenticity, ingredient quality, processing standards and consumer familiarity with bird’s-nest products. Customer relationships in this segment are generally transactional in nature and fulfilled through established retail and e-commerce channels.

With respect to wild ginseng related activities, operations are currently in a development and cultivation stage. As such, there are no active customers for wild ginseng products at this time, and no product sales have been generated from this category. As a result of the Oriental Grove acquisition, we maintain inventory of high-grade tea and there is no short-term plan to commercialize such inventory.

Customer demand in this segment is influenced by factors such as product quality, brand perception, perceived health benefits, pricing and repeat purchasing behavior. Sales to end consumers are typically conducted through consumer oriented distribution channels, which may include direct-to-consumer platforms, third-party e-commerce platforms and selected offline channels. We currently do not rely on a single customer or a small number of customers for a majority of sales in this segment, although overall sales volumes may be affected by the performance of specific distribution channels or platforms. Certain products in this segment are at early stages of market introduction and as a result, customer purchasing patterns may be uneven and subject to change as products mature and market acceptance develops.

Suppliers and Sourcing

Our sourcing and supplier relationships also differ by business segment.

Smart Technology and New Energy Solutions

We adopt a system integration focused sourcing strategy, under which core components and materials are procured from established third-party suppliers, while we also concentrate on system architecture design, software development, integration, testing and commercialization.

Key Components and Supply Sources

Our principal suppliers provide the following categories of components:

●	Battery Cells. Battery cells used in our mobile charging robots and energy storage systems are primarily sourced from established lithium battery manufacturers with large-scale production capacity and recognized market presence. Battery cells represent the most critical and cost-significant raw material and directly affect product performance, safety and lifecycle. We employ a dual-supplier strategy for battery cells to mitigate supply chain risk and enhance pricing flexibility.

●	Power Electronics and Charging Modules. High-voltage charging and power conversion modules are mainly sourced from third-party suppliers specializing in new energy power electronics. These modules are essential to our charging infrastructure and energy storage solutions and are widely used in the industry.

●	Electrical Interfaces and Connectors. Charging gun heads, sockets and related electrical connection components are sourced from recognized suppliers of high-reliability electrical connection products.

●	Mechanical Structures and Enclosures. Customized metal enclosures, battery pack housings, chassis frames and related structural components are sourced from third-party fabrication partners. These suppliers manufacture components strictly in accordance with our technical drawings and specifications.

Our sourcing strategy emphasizes supplier diversification, particularly for key components such as battery cells, which are procured from multiple qualified suppliers to mitigate the risk of supply chain disruptions and to enhance procurement flexibility. By avoiding reliance on a single supplier for critical inputs, we seek to maintain continuity of production and delivery even in the event of temporary market fluctuations or supplier-specific constraints. In addition, we primarily utilize standardized and commercially available components for non-core parts, which are widely used in electric vehicle charging and energy storage applications. This approach allows us to substitute suppliers when necessary, without significant redesign or operational disruption, supporting both supply chain resilience and cost control.

Supplier selection is based on a combination of factors, including technical capability, product quality, production capacity, delivery reliability and compliance with applicable industry standards. We conduct ongoing evaluations of supplier performance to ensure that components meet their technical specifications and quality requirements, particularly for components that directly affect system safety, performance and service life. Our sourcing model is designed to support scalable production and competitive procurement pricing as business volume increases. Based on current market conditions and supplier availability, we do not consider itself to be materially dependent on any single supplier. We believe that alternative suppliers are available for substantially all major components, and that any temporary supply disruption could be addressed without a material adverse effect on its business, financial condition or results of operations.

Computing Power and Algorithm Solutions

Computing Power Services

Our computing power services depend primarily on sourcing of computing capacity from third-party providers.

We procure computing capacity from external suppliers and integrate such capacity into scalable computing resource pools for allocation to enterprise customers. These arrangements enable us to provide computing power leasing and resource coordination services without manufacturing or hosting hardware infrastructure.

The sourcing of computing capacity is subject to market conditions, including supply availability, pricing fluctuations, data center resource constraints and delivery timelines. Market demand for high-performance computing resources may affect procurement costs and service margins. While we seek to manage supplier relationships and capacity planning, computing resource availability and cost variability may impact project timing and profitability.

Hardware Trading

Our hardware trading business depends on the procurement of servers, GPUs and related high-performance computing components from third-party suppliers for resale to enterprise customers. We purchase servers and related hardware equipment in bulk from upstream suppliers and resell such products to customers seeking to build or expand computing infrastructure. We do not manufacture semiconductor components or server hardware.

Pricing and availability of servers and GPU-based systems are influenced by market supply and demand dynamics, component availability, global semiconductor market conditions and supplier production capacity. Fluctuations in procurement costs or supply constraints may affect margins and delivery schedules.

While we work with multiple suppliers to support procurement flexibility, our hardware trading activities remain subject to ordinary commercial supply risks, including pricing volatility and delivery lead times.

Health and Wellness Products

Our health and wellness product business relies on the sourcing, processing and commercialization of premium natural ingredients used in functional nutrition and wellness products. These sourcing activities are conducted through operating entities acquired as part of the Carve Group acquisition.

Key Raw Materials and Ingredient Sources

Our primary raw materials include bird’s nest related inputs and other natural or functional ingredients used in the development of health and wellness products. Certain products incorporate ingredients derived from traditional natural sources that require specialized procurement, processing and quality control. In particular:

●	Bird’s nest related products. For bird’s nest based products, the primary raw material is raw edible bird’s nest. Raw bird’s nest materials are sourced from Southeast Asia, principally Malaysia, through established upstream suppliers that collect and aggregate bird’s nests from local production regions. These suppliers are responsible for the initial collection, cleaning, picking out the feathers and export of raw bird’s nest materials in compliance with applicable local regulatory requirements. We do not directly engage in bird’s nest harvesting activities. Upon procurement, raw bird’s nest materials are transported to our processing facilities in China. The materials will be inspected with bird’s nest raw material inspection criteria. After quality acceptance, the raw materials undergo multiple processing steps including automatic mechanical cleaning, impurity removal, simultaneously pulverized into ultrafine bird’s nest powder ready for extraction of bird’s nest peptide. Through the inspection of incoming bird’ nest materials, we ensure that the nutritional content of the bird’s nest meets the required standards, which forms the foundation for the nutritional efficacy of the final product. Moreover, the preliminary pre-processing of bird’s nest raw materials provides clean and high-purity raw materials directly suitable for subsequent extraction processes, thereby guaranteeing the stability of production yield and product quality.

●	Functional and peptide based formulations. For bird’s nest peptide and functional formulation products, additional processing inputs are required beyond those used for traditional bird’s nest products. These products involve the conversion of bird’s nest raw materials into small-molecule functional nutrients (peptide) that are more easily absorbed and utilized by the human body through processes such as physical heating separation extraction. Formulation design and key processing parameters are controlled internally based on our continuous research and experiments, while certain processing or scaling activities may involve cooperation with external partners depending on formulation requirements and production scale.

●	Wild ginseng related resources. The Carve Group owns forestry based natural resources, including wild ginseng related assets. These resources support future product development initiatives rather than large-scale commercial sales at this stage. Products derived from such resources may require extended development timelines, regulatory approvals, market testing and consumer acceptance before contributing meaningfully to revenue.

●	High-grade tea. Oriental Grove maintains an inventory of high-grade tea. As of the date of this prospectus, there is no short-term plan to commercialize such inventory.

The sourcing of natural raw materials, particularly bird’s nest, is subject to factors including seasonal availability, geographic origin, regulatory oversight, quality standards and market pricing. Supply conditions may fluctuate due to changes in upstream production, export requirements or environmental factors. In addition, products that depend on specialized processing or early-stage technologies may face longer lead times or scalability challenges. While we seek to mitigate these risks through supplier diversification, quality controls and production planning, there can be no assurance that supply disruptions or cost increases will not adversely affect product availability, margins or commercialization timelines.

Packaging and Ancillary Materials

Packaging materials, including containers, labels and related components, are sourced from third-party suppliers. Packaging design and specifications are tailored to product positioning, regulatory requirements and consumer preferences. The availability and cost of packaging materials may be affected by market conditions and supplier capacity. We work with external packaging suppliers to customize packaging designs for different product categories and stock keeping units. Packaging suppliers are selected based on production capability, quality standards and delivery timelines. Packaging materials are procured separately from raw ingredient sourcing and are integrated into the production process following product formulation and preparation. The availability and cost of packaging materials may be affected by supplier capacity, material pricing and market conditions. While we maintain working relationships with multiple suppliers, packaging procurement remains subject to ordinary commercial supply risks.

Competition

Competition in our operating businesses is significant and is driven by factors including product quality, pricing, brand recognition, distribution reach, product differentiation, technology performance, service capability and compliance with evolving regulatory requirements. Our competitors range from established operators with larger scale, longer operating history and greater financial resources to smaller and emerging operators that compete on price or niche positioning.

Smart Technology and New Energy Solutions

The markets in which we operate through Qingdao Maisi are competitive and evolving, with participants ranging from established infrastructure operators and equipment manufacturers to emerging technology-driven solution providers. Competition varies by product category and deployment model and is influenced by factors including technological capability, system reliability, deployment flexibility, pricing, operational experience, regulatory compliance and the ability to deliver integrated solutions.

In the mobile energy storage charging segment, we compete primarily with traditional fixed charging infrastructure operators, portable charging equipment providers and, to a more limited extent, manufacturers of battery trailers or emergency power vehicles. Compared to fixed charging stations, our mobile energy storage charging solutions are designed to address scenarios where permanent infrastructure is unavailable, impractical or uneconomical, including temporary, emergency or high-demand locations. Barriers to entry in this segment include system integration capability, battery management and energy management performance, field deployment experience and operational reliability under real-world conditions.

In the fixed charging pile and fixed energy storage system segment, we face competition from conventional charging station developers, energy storage system integrators and local infrastructure operators. These competitors often focus on long-term, site-specific infrastructure projects that require substantial upfront investment and longer deployment cycles. Our offerings in this segment compete based on project execution capability, integration with site requirements and operational efficiency rather than purely on equipment pricing.

In addition, we face competition from regional solution providers that operate through agency, cooperative or revenue sharing arrangements. In certain regions, competitors may benefit from established local relationships or government-supported initiatives. We seek to compete by combining equipment capability with flexible commercial structures, including service based and cooperative operating models, which are intended to lower customer entry barriers and improve deployment efficiency.

We believe that our competitive position is supported by our ability to offer differentiated deployment models across multiple application scenarios, our accumulated operational experience from completed projects and our ongoing development of platform based and system-level solutions. However, increased competition, technological advancements by competitors or changes in regulatory or market conditions could adversely affect demand, pricing or market share.

Computing Power and Algorithm Solutions

In the computing power services market, competition is primarily influenced by the ability to access stable upstream computing resources, optimize resource allocation efficiency, maintain system reliability and provide responsive customer service. In recent periods, high-performance computing resources have been in relatively limited supply in China and globally, and demand has generally exceeded supply.

In the hardware trading business, competition primarily relates to the ability to obtain supply from upstream vendors and manufacturers and to satisfy customer procurement needs in a timely manner. Market demand for certain computing-related hardware products has at times exceed available supply. We compete with other distributors and resellers based on supplier relationships, product availability, pricing, delivery capability and after-sales service. Our competitive position depends significantly on our procurement capabilities.

In the AI industry application solutions market, the competitive landscape in China is relatively fragmented, and service offerings among providers are often similar. In this segment, competition is more price-sensitive and driven primarily by solution customization capabilities, client relationship management, industry experience and project execution efficiency. This service may experience service supply exceeds market demand, resulting in more intense competition.

Health and Wellness Products

The health and wellness products market in China is competitive and includes a broad range of participants offering bird’s nest products, functional nutrition products, herbal ingredient products and other wellness offerings. We compete with (i) companies offering premium or specialty bird’s nest products, including traditional prepared products and further processed functional formulations, (ii) manufacturers and brand owners that market functional nutrition products through online and offline channels, and (iii) smaller regional or niche operators that compete primarily on price.

Our products primarily compete based on processing approach, formulation design and functional positioning, rather than solely on scale or pricing. Unlike traditional bird’s nest products that emphasize minimal processing and customary consumption formats, we focus on controlled processing techniques, including patented physical heating separation extraction technologies, to convert bird’s nest raw materials into functional components suitable for diversified product formulations. This approach allows us to develop products with more consistent specifications, targeted functional attributes and broader application formats compared to conventional bird’s nest offerings. Competition in this segment is also influenced by consumer perceptions of ingredient authenticity, sourcing reliability and product safety. We emphasize sourcing traceable bird’s nest raw materials, including materials sourced from Southeast Asia, and maintaining standardized cleaning, grading and processing procedures. These factors are intended to address consumer concerns regarding authenticity, quality consistency and regulatory compliance, which are key competitive considerations in the bird’s nest market. Functional and peptide based bird’s nest products represent an earlier stage and more specialized segment of the market. In this area, competition is shaped by technical capabilities, formulation know how and the ability to translate processing methods into commercially viable consumer products. We differentiate our products by controlling formulation parameters internally and by developing application oriented products designed for specific consumption scenarios, while recognizing that market acceptance, regulatory interpretation and consumer education remain important competitive variables. Overall, we compete in a fragmented and evolving market where differentiation is driven less by scale and more by processing methodology, formulation capability, sourcing discipline and the ability to align product characteristics with consumer expectations and regulatory standards. There can be no assurance that these differentiating factors will be sufficient to achieve or maintain competitive advantage as market conditions continue to evolve.

Intellectual Property

Our brand, trade names, trademarks, trade secrets, proprietary database and research reports and other intellectual property rights distinguish the products we distribute and our services from those of our competitors and contribute to our competitive advantage in the smart technology and new energy solutions industry, the health and wellness product industry and computing power and algorithm solutions industry. We rely on a combination of patents, copy right, trademark and trade secret as well as confidentiality agreements and non-compete covenants with our employees, sales agents, contractors and our third-party product providers. As of the date of this prospectus, we hold 20 registered patents (including one for bird’s nest extraction method), 90 registered copyrights, 126 registered trademarks, and 8 registered domain names.

In our smart technology and new energy solutions business, intellectual property focuses on protecting proprietary technologies developed in connection with our mobile energy storage charging equipment, system integration architecture and related control and management technologies. We integrate external engineering resources where appropriate while maintaining ownership of all critical technological outcomes. Our core technologies cover areas including mobile energy storage systems, BMS, EMS, charging control logic, system integration architecture, and related software and platform technologies. We define key technical specifications, functional requirements and system frameworks for our products and solutions, ensuring that core technological decisions remain fully under our control. Engineering implementation, prototyping and testing for certain modules may be conducted in cooperation with specialized third-party partners under our technical direction.

In our computing power and algorithm solutions business, intellectual property rights primarily relate to software systems, operational management tools and application-level solutions supporting our computing power aggregation and algorithm related service offerings. We rely on this portfolio of intellectual property to support the stability and functionality of our service platform and to enhance operational efficiency.

While we believe that our intellectual property portfolio and technical capabilities provide a meaningful competitive advantage, we cannot assure that our intellectual property rights will not be challenged, circumvented or invalidated, or that competitors will not develop alternative technologies that achieve similar functionality. We also rely, in part, on intellectual property rights licensed from third parties, and any termination or limitation of such rights could adversely affect our operations.

In our health and wellness product business, brand identity and product differentiation are important. We seek to protect our brands through trademarks and related rights. We also develop and use proprietary know-how related to product processing, formulation and quality management. Certain product differentiation may also arise from packaging design, customer facing materials and product naming conventions, which are subject to risks of imitation by competitors. The market for wellness products, including bird’s nest products, is characterized by frequent entry of new products and brands, and product imitation and counterfeiting can occur.

Seasonality

Certain aspects of our operations may be subject to seasonal factors.

Demand for smart technology and new energy solutions, including electric vehicle charging services, may vary seasonally due to changes in travel patterns, weather conditions and vehicle usage, which can affect charging frequency and utilization rates. Extreme weather conditions may also impact service deployment and operational efficiency. Seasonal factors may result in fluctuations in revenues, operating costs and utilization rates across our businesses.

We have not observed material seasonality in our business of computing power and algorithm solutions.

Sales of bird’s nest based health and wellness products may experience seasonal fluctuations, including periods of increased demand around traditional holidays and gift giving seasons, as well as changes in consumer purchasing behavior during colder or warmer months. In addition, the availability and pricing of certain natural inputs used in bird’s nest products may be affected by seasonal supply conditions.

Our Employees

We had 126 full-time employees as of the date of this prospectus. As of the date of this prospectus, all of our employees are employed by our Consolidated Entities.

In accordance with PRC regulations, we participate in various employee social security plans that are organized by municipal and provincial governments, including pension, unemployment insurance, childbirth insurance, work-related injury insurance, medical insurance and housing insurance. We are required under PRC law to contribute to employee benefit plans at specified percentages of the salaries, bonuses and certain allowances of our employees, up to a maximum amount specified by local governments from time to time. We believe that we maintain good working relationships with our employees, and we have not experienced any major labor disputes.

THE OFFERING

Class A Ordinary Shares offered by us	None

Class A Ordinary Shares offered by the Selling Shareholders	Up to 75,419,246 Class A Ordinary Shares

Ordinary Shares outstanding before this offering	435,508,910 Class A Ordinary Shares (excluding treasury shares) and 6,666,668 Class B Ordinary Shares

Ordinary Shares outstanding after this offering	435,508,910 Class A Ordinary Shares (excluding treasury shares) and 6,666,668 Class B Ordinary Shares

Use of proceeds	We are not selling any Resale Shares under this prospectus and will not receive any proceeds from the sale of the Resale Shares. We are paying however all of the fees and expenses in connection with the registration of the Resale Shares.

Risk factors	Your investment in the Resale Shares involves substantial risks. You should consider the “Risk Factors” included and incorporated by reference in this prospectus, including the risk factors incorporated by reference from our filings with the SEC.

Nasdaq symbol	“MAAS”

Unless otherwise indicated, the number of Ordinary Shares to be outstanding after this offering is based on 435,508,910 Class A Ordinary Shares (excluding treasury shares) and 6,666,668 Class B Ordinary Shares outstanding as of the date of this prospectus, without taking into consideration of up to 20,000,000 Class A Ordinary Shares issuable upon exercise of the Warrants.

USE OF PROCEEDS

All of the securities offered by the Selling Shareholders pursuant to this prospectus will be sold by the Selling Shareholders for its accounts. We will not receive any of the proceeds from these sales.

The Selling Shareholders will pay any underwriting discounts and commissions and expenses incurred by it for brokerage, accounting, tax or legal services or any other expenses incurred by the Selling Shareholders in disposing of the securities. We will bear the costs, fees and expenses incurred in effecting the registration of the securities covered by this prospectus, including all registration and filing fees and fees and expenses of our counsel and our independent registered public accounting firm.

DESCRIPTION OF SHARE CAPITAL

The following is a summary of our share capital and certain provisions of our currently effective fifth amended and restated memorandum and articles of association. This summary does not purport to be complete and is qualified in its entirety by the provisions of our currently effective memorandum and articles of association and applicable provisions of the laws of the Cayman Islands. All capitalized terms used in this section are as defined in our currently effective memorandum and articles of association, unless elsewhere defined herein.

We are a Cayman Islands exempted company with limited liability and our affairs are governed by our memorandum and articles of association, as amended and restated from time to time, and the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), and the common law of the Cayman Islands.

As of the date of this prospectus, our authorized share capital is US$450,000,000 divided into 5,000,000,000 shares consisting of (i) 4,000,000,000 Class A Ordinary Shares of a nominal or par value of US$0.09 each; and (ii) 1,000,000,000 Class B Ordinary Shares of a nominal or par value of US$0.09 each.

Our Memorandum and Articles of Association

The following are summaries of material provisions of our fifth amended and restated memorandum and articles of association, as adopted by our shareholders by special resolution, insofar as they relate to the material terms of our ordinary shares.

Objects of Our Company. Under our fifth amended and restated memorandum and articles of association, the objects of our company are unrestricted and we have the full power and authority to carry out any object not prohibited by the law of the Cayman Islands.

Ordinary Shares. Our authorised share capital is US$450,000,000 divided into 5,000,000,000 shares consisting of (i) 4,000,000,000 Class A Ordinary Shares of a nominal or par value of US$0.09 each; and (ii) 1,000,000,000 Class B Ordinary Shares of a nominal or par value of US$0.09 each. Their respective rights and restrictions are set out in our fifth amended and restated memorandum and articles of association. Our Class A Ordinary Shares and Class B Ordinary Shares are issued in registered form and are issued when registered in our register of members. We may not issue shares to bearer. Our shareholders who are non-residents of the Cayman Islands may freely hold and vote their shares. Each Class B Ordinary Share is convertible into one (1) fully paid Class A Ordinary Share at any time by the relevant holder. The right to convert shall be exercisable by the holder of the Class B Ordinary Share delivering a written notice to our company. In no event shall our Class A Ordinary Shares be convertible into Class B Ordinary Shares. Save for the voting rights and conversion rights set out in our fifth amended and restated memorandum and articles of association, our Class A Ordinary Shares and Class B Ordinary Shares shall rank pari passu and shall have the same rights, preferences, privileges and restrictions.

Fractional Shares. Our directors may issue fractions of a share and, if so issued, a fraction of a share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole share. If more than one fraction of a share is issued to or acquired by the same shareholder such fractions shall be accumulated.

Dividends. Each Class B Ordinary Share confers upon the holder no right to any share in any dividend or distribution declared or paid by our Company. Save for the aforementioned and subject to any rights and restrictions for the time being attached to any of our shares, or as otherwise provided for in the Companies Act and our fifth amended and restated articles of association, our Directors may from time to time declare dividends (including interim dividends) and other distributions on our shares in issue and authorise payment of the same out of the funds of our Company lawfully available therefor. Under the laws of the Cayman Islands, our company may declare and pay a dividend out of either profit or share premium account, provided that in no circumstances may a dividend be paid if this would result in our company being unable to pay its debts as they fall due in the ordinary course of business.

Voting rights. Holders of our shares have the right to receive notice of, attend, speak and vote at general meetings of our company. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman. Subject to any rights and restrictions for the time being attached to any share, on a show of hands every shareholder present in person and every person representing a shareholder by proxy (or, if a corporation or other non-natural person, by its duly authorized representative or proxy) shall, at a general meeting or extraordinary general meeting of our company, each have one (1) vote for each Class A Ordinary Share and one hundred (100) votes for each Class B Ordinary Share and on a poll every shareholder and every person representing a shareholder by proxy (or, if a corporation or other non-natural person, by its duly authorized representative or proxy) shall have one (1) vote for each Class A Ordinary Share and one hundred (100) votes for each Class B Ordinary Share of which he or the Person represented by proxy is the holder.

A quorum required for a meeting of shareholders consists of one or more shareholders holding not less than an aggregate of one-third of all shares in issue of our company present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative. Advance notice of at least ten calendar days is required for the convening of our annual general meeting and other shareholders meetings.

An ordinary resolution to be passed at a meeting by the shareholders requires the affirmative vote of a simple majority of the votes attaching to the ordinary shares cast at a meeting. A special resolution requires the affirmative vote of no less than two-thirds of the votes cast attaching to the outstanding shares at a meeting. Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our company, as permitted by the Companies Act and our fifth amended and restated memorandum and articles of association. A special resolution will be required for important matters such as a change of name or making changes that will affect the rights, preferences, privileges or powers of the preferred shareholders.

General Meetings of Shareholders. As a Cayman Islands exempted company with limited liability, we are not obliged by the Companies Act to call shareholders’ annual general meetings. At our general meetings the report of our directors (if any) shall be presented.

Shareholders’ general meetings may be convened by our directors. Additionally, upon the written requisition of the shareholders holding not less than one-third of the paid-up share capital carrying voting rights, the directors are obligated to convene an extraordinary general meeting. If the directors fail to duly proceed to convene such meeting within 21 days of the deposit of the requisition, the requisitionists themselves (or any of them representing more than one-half of their total voting rights) may convene the meeting within three months. Advance notice of at least ten (10) calendar days is required for the convening of general meeting of our shareholders. A quorum required for any general meeting of shareholders consists of at least one shareholder present or by proxy, representing not less than an aggregate of one-third of all votes attaching to all of our shares in issue and entitled to vote.

The Companies Act provides shareholders with only limited rights to require a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our fifth memorandum and articles of association provide that upon the requisition of shareholders representing in aggregate not less than one-third of the paid up capital of our company entitled to vote at general meetings, our board will convene an extraordinary general meeting and put the resolutions so requisitioned to a vote at such meeting. However, our fifth amended and restated memorandum and articles of association do not provide our shareholders with any right to put any proposals before annual general meetings or extraordinary general meetings not called by such shareholders.

Transfer of Ordinary Shares. Subject to the restrictions set out in our fifth amended and restated memorandum and articles of association, as applicable, any of our shareholders may transfer all or any of his or her shares by an instrument of transfer in the usual or common form or any other form approved by our board. No Class B Ordinary Share may be sold, transferred, assigned, pledged, or otherwise disposed of, or used as collateral for loans or any obligations.

Conversion. Each Class B Ordinary Share is convertible into one Class A Ordinary Share, at the option of the holder, subject to approval by the majority of the board of directors or by written resolutions of all the directors. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares under any circumstances. Class B Ordinary Shares shall be automatically and immediately converted into an equal number of Class A Ordinary Shares under the following circumstances: (i) if the holder is an employee, upon the termination of their employment (howsoever arising) with the Company; (ii) if the holder is a Director, upon their resignation or removal from the board of directors; and (iii) if the holder is a wholly-owned company (“Owned Company”) of a director, senior management, or an existing shareholder, upon the individual ceasing to wholly own the Owned Company.

Liquidation. Each Class B Ordinary Share confers upon the holder no right to any share in the distribution of the surplus assets of the Company upon liquidation or otherwise. Save for the aforementioned and subject to any rights and restrictions for the time being attached to any of our shares, or as otherwise provided for in the Companies Act and our fifth amended and restated articles of association, on the winding up of our company by special resolution of our company or any other sanction required by the Companies Act, if the assets available for distribution amongst our shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst our shareholders in proportion to the par value of the shares held by them at the commencement of the winding up, subject to a deduction from those shares in respect of which there are monies due, of all monies payable to our company for unpaid calls or otherwise. If our assets available for distribution are insufficient to repay all of our paid-up capital, the assets will be distributed so that, as nearly as may be, the losses are borne by our shareholders in proportion to the par value of the shares held by them.

Calls on Shares and Forfeiture of Shares. Our board of directors may from time to time make calls upon shareholders in respect of any moneys unpaid on their shares and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to our Company at the time or times so specified the amount called on such Shares. If a Shareholder fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

Redemption, Repurchase and Surrender of Shares. Subject to the Companies Act and our fifth amended and restated memorandum and articles of association, we may (i) issue shares on terms that they are to be redeemed or are liable to be redeemed at the option of our company or our shareholder on such terms and in such manner as may be determined, before the issue of such Shares, by either our board or by our shareholders by ordinary resolution; (ii) purchase our own shares (including any redeemable shares) on such terms and in such manner as have been approved by our Directors or by the holders of our shares by ordinary resolution, or are otherwise authorized by our fifth amended and restated memorandum and articles of association; (iii) make a payment in respect of the redemption or purchase of its own Shares in any manner authorized by the Companies Act, including out of its capital; and (iv) accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the directors may determine. The Company may, at its option, redeem all or any of the Class B Ordinary Shares held by any person at any time, at such price, and in such manner as may be determined by the board of directors, in accordance with our articles of association.

Variations of Rights of Shares. If at any time, our share capital is divided into different classes of shares, the rights attached to any class of shares, subject to any rights or restrictions for the time being attached to any class of shares, may only be materially varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued shares of that class or with the sanction of a resolution passed at a separate meeting of the holders of the shares of the class by a majority of two-thirds of the votes cast at such meeting. The rights conferred upon the holders of the shares of any class issued shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be materially adversely varied by the creation or issue of further shares ranking pari passu with such existing class of shares.

Issuance of Additional Shares. Our fifth amended and restated memorandum of association authorizes our board of directors to issue additional shares from time to time as our board of directors shall determine, to the extent of available authorized but unissued shares.

Our fifth amended and restated memorandum of association also authorizes our board of directors to establish from time to time one or more series of preference shares and to determine, with respect to any series of preference shares, the terms and rights of that series, including:

●	the designation of the series;

●	the number of shares of the series;

●	the dividend rights, dividend rates, conversion rights, voting rights; and

●	the rights and terms of redemption and liquidation preferences.

Our board of directors may issue preference shares without action by our shareholders to the extent authorized but unissued. Issuance of these shares may dilute the voting power of holders of ordinary shares.

Inspection of Books and Records. Holders of our ordinary shares will have no general right under Cayman Islands law to inspect or obtain copies of our list of shareholders or our corporate records. However, we will provide our shareholders with annual audited financial statements.

Anti-Takeover Provisions. Some provisions of our fifth memorandum and articles of association may discourage, delay or prevent a change of control of our company or management that shareholders may consider favorable, including provisions that:

●	authorize our board of directors to issue preference shares in one or more series and to designate the price, rights, preferences, privileges and restrictions of such preference shares without any further vote or action by our shareholders; and

●	limit the ability of shareholders to requisition and convene general meetings of shareholders.

However, under Cayman Islands law, our directors may only exercise the rights and powers granted to them under our fifth memorandum and articles of association for a proper purpose and for what they believe in good faith to be in the best interests of our company.

Exempted Company. We are an exempted company with limited liability under the Companies Act. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except that an exempted company:

●	does not have to file an annual return of its shareholders with the Registrar of Companies;

●	is not required to open its register of members for inspection;

●	does not have to hold an annual general meeting;

●	may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

●	may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

●	may register as an exempted limited duration company; and

●	may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

Differences in Corporate Law

The Companies Act is derived, to a large extent, from the older Companies Acts of England but does not follow recent English statutory enactments and accordingly there are significant differences between the Companies Act and the current Companies Act of England. In addition, the Companies Act differs from laws applicable to the United States corporations and their shareholders. Set forth below is a summary of the significant differences between the provisions of the Companies Act applicable to us and the laws applicable to companies incorporated in the State of Delaware and their shareholders.

Mergers and Similar Arrangements. The Companies Act permits mergers and consolidations between Cayman Islands companies and between Cayman Islands companies and non-Cayman Islands companies. For these purposes, (a) “merger” means the merging of two or more constituent companies and the vesting of their undertaking, property and liabilities in one of such companies as the surviving company, and (b) a “consolidation” means the combination of two or more constituent companies into a combined company and the vesting of the undertaking, property and liabilities of such companies to the consolidated company. In order to effect such a merger or consolidation, the directors of each constituent company must approve a written plan of merger or consolidation, which must then be authorized by (a) a special resolution of the shareholders of each constituent company, and (b) such other authorization, if any, as may be specified in such constituent company’s articles of association. The written plan of merger or consolidation must be filed with the Registrar of Companies of the Cayman Islands together with a declaration (among other matters) as to the solvency of the consolidated or surviving company, a statement of the assets and liabilities of each constituent company and an undertaking that a copy of the certificate of merger or consolidation will be given to the members and creditors of each constituent company and that notification of the merger or consolidation will be published in the Cayman Islands Gazette. Dissenting shareholders have the right to be paid the fair value of their shares (which, if not agreed between the parties, will be determined by the Cayman Islands court) if they follow the required procedures, subject to certain exceptions. Court approval is not required for a merger or consolidation which is effected in compliance with these statutory procedures.

In addition, there are statutory provisions that facilitate, compromises or arrangements between a Cayman Islands company and its members (or any class of them).

Following amendments to the Companies Act that took effect on August 31, 2022, the majority-in-number “headcount test” in relation to the approval of members’ schemes of arrangement has been abolished. Section 86(2A) of the Companies Act provides that, if 75% in value of the members (or class of members) of a Cayman Islands company agree to any compromise or arrangement, such compromise or arrangement shall, if sanctioned by the Cayman Court, be binding on all members (or class of members) of such company and on the company itself. Where a Cayman Islands company is in the course of being wound up, such compromise or arrangement would be binding on the liquidator and contributories of the company. In contrast, section 86(2) of the Companies Act continues to require (a) approval by a majority in number representing 75% in value; and (b) the sanction of the Grand Court of the Cayman Islands, in relation to any compromise or arrangement between a company and its creditors (or any class of them). At the initial directions hearing, the Cayman Islands court will make orders for (amongst other things) the convening of the meetings of creditors or members (or classes of them, as applicable). While a dissenting shareholder or creditor has the right to express to the court the view that the transaction ought not to be approved, the court would nevertheless be likely to approve the arrangement if it determines that:

●	the company has complied with the directions set down by the Cayman Islands court;

●	the meeting was properly held and the statutory provisions as to the required majority vote have been met;

●	the shareholders have been fairly represented at the meeting in question and the statutory majority are acting bona fide without coercion of the minority to promote interests adverse to those of the class; and

●	the arrangement is such that may be reasonably approved by an intelligent and honest man of that class acting in respect of his/her interest.

If a compromise or arrangement of a Cayman Islands company is approved by the members in the context of a members’ scheme and the Cayman Islands court subsequently sanctions such scheme (as described above), a dissenting shareholder would have no rights comparable to the appraisal rights which it would have if the company in question were a Delaware corporation (being the right to receive payment in cash for the judicially determined value of its shares). This is because such scheme will be binding on all members (or class of members), regardless of whether all the members (or class of members) approved the scheme, upon the sanction order being made. Having said that, a dissenting shareholder would have the right to appeal the making of the sanction order to the Cayman Islands Court of Appeal, if there were grounds for doing so.

Shareholders’ Suits. In principle, we will normally be the proper plaintiff to sue for a wrong done to us as a company and as a general rule a derivative action may ordinarily not be brought by a minority shareholder. However, based on English authorities, which would in all likelihood be of persuasive authority in the Cayman Islands, the Cayman Islands courts can be expected to follow and apply the common law principles (namely the rule in Foss v. Harbottle and the exceptions thereto) so that a minority shareholder may be permitted to commence a class action against the company or a derivative action in the name of the company to challenge certain acts, including the following:

●	an act which is ultra vires or illegal and is therefore incapable of ratification by the shareholders;

●	an act which constitutes a fraud against the minority where the wrongdoers are themselves in control of our company; and

●	an act which requires a resolution with a qualified (or special) majority (i.e. more than a simple majority) which has not been obtained.

Indemnification of Directors and Executive Officers and Limitation of Liability. Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. Our currently effective fifth amended and restated memorandum and articles of association provide that that we shall indemnify our directors (including any alternative director), secretary, assistant secretary or other officers (but not including our company’s auditors) and their personal representatives, against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such persons, other than by reason of such person’s dishonesty, willful default or fraud, as determined by a court of competent jurisdiction, in or about the conduct of our company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning our company or its affairs in any court whether in the Cayman Islands or elsewhere. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation.

In addition, we have entered into indemnification agreements with our directors and executive officers to indemnify and hold harmless the indemnitee from and against any and all expenses which the indemnitee incurs or becomes obligated to incur in connection with such proceeding, to the fullest extent permitted by applicable law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us under the foregoing provisions, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Directors’ Fiduciary Duties. Under Delaware corporate law, a director of a Delaware corporation has a fiduciary duty to the corporation and its shareholders. This duty has two components: the duty of care and the duty of loyalty. The duty of care requires that a director act in good faith, with the care that an ordinarily prudent person would exercise under similar circumstances. Under this duty, a director must inform himself or herself of, and disclose to shareholders, all material information reasonably available regarding a significant transaction. The duty of loyalty requires that a director acts in a manner he reasonably believes to be in the best interests of the corporation. He or she must not use his or her corporate position for personal gain or advantage. This duty prohibits self-dealing by a director and mandates that the best interest of the corporation and its shareholders take precedence over any interest possessed by a director, officer or controlling shareholder and not shared by the shareholders generally. In general, actions of a director are presumed to have been made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. However, this presumption may be rebutted by evidence of a breach of one of the fiduciary duties. Should such evidence be presented concerning a transaction by a director, the director must prove the procedural fairness of the transaction, and that the transaction was of fair value to the corporation.

As a matter of Cayman Islands law, a director of a Cayman Islands company is in the position of a fiduciary with respect to the company and therefore it is considered that he owes the following duties to the company — a duty to act in good faith in the best interests of the company, a duty not to make a personal profit based on his position as director (unless the company permits him to do so), a duty not to put himself or herself in a position where the interests of the company conflict with his or her personal interest or his or her duty to a third party and a duty to exercise powers for the purpose for which such powers were intended. A director of a Cayman Islands company owes to the company a duty to act with skill and care. It was previously considered that a director need not exhibit in the performance of his or her duties a greater degree of skill than may reasonably be expected from a person of his or her knowledge and experience. However, English and Commonwealth courts have moved towards an objective standard with regard to the required skill and care and these authorities are likely to be followed in the Cayman Islands. In fulfilling their duty of care to us, our directors must ensure compliance with our memorandum and articles of association as amended and restated from time to time.

Shareholder Action by Written Consent. Under the Delaware General Corporation Law, a corporation may eliminate the right of shareholders to act by written consent by amendment to its certificate of incorporation. Cayman Islands law and our currently effective fifth amended and restated memorandum and articles of association provide that shareholders may approve corporate matters by way of a unanimous written resolution signed by or on behalf of each shareholder who would have been entitled to vote on such matter at a general meeting without a meeting being held, and any such resolution in writing shall be as valid and effective as if the same had been passed at a general meeting of our company duly convened and held.

Shareholder Proposals. Under the Delaware General Corporation Law, a shareholder has the right to put any proposal before the annual meeting of shareholders, provided it complies with the notice provisions in the governing documents. A special meeting may be called by the board of directors or any other person authorized to do so in the governing documents, but shareholders may be precluded from calling special meetings.

Cayman Islands law provides shareholders with only limited rights to requisition a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our currently effective memorandum and articles of association allow our shareholders holding not less than one-third of the paid up share capital of our Company as at that date of the deposit carrying the right to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case our board is obliged to call such meeting and to put the resolutions so requisitioned to a vote at such meeting. Other than this right to requisition a shareholders’ meeting, our currently effective memorandum and articles of association do not provide our shareholders with any other right to put proposals before a meeting. As an exempted Cayman Islands company, we are not obliged by law to call shareholders’ annual general meetings.

Cumulative Voting. Under the Delaware General Corporation Law, cumulative voting for elections of directors is not permitted unless the corporation’s certificate of incorporation specifically provides for it. Cumulative voting potentially facilitates the representation of minority shareholders on a board of directors since it permits the minority shareholder to cast all the votes to which the shareholder is entitled on a single director, which increases the shareholder’s voting power with respect to electing such director. While there is nothing under the laws of the Cayman Islands which specifically prohibits or restricts the creation of cumulative voting rights for the election of directors of our company, it is not a concept that is accepted as a common practice in the Cayman Islands, and our company has made no provisions in our fifth amended and restated memorandum and articles of association to allow cumulative voting for election of our directors. As a result, our shareholders are not afforded any less protections or rights on this issue than shareholders of a Delaware corporation.

Removal of Directors. Under the Delaware General Corporation Law, a director of a corporation with a classified board may be removed only for cause with the approval of a majority of the outstanding shares entitled to vote, unless the certificate of incorporation provides otherwise. Under our currently effective fifth amended and restated memorandum and articles of association, subject to certain restrictions as contained therein, directors may be removed by an ordinary resolution of our company. Notwithstanding anything in our articles of association or in any agreement between our company and such Director (but without prejudice to any claim for damages under such agreement). A vacancy on our board of Directors created by the removal of a Director under the previous sentence may be filled by Ordinary Resolution or by the affirmative vote of a simple majority of the remaining Directors present and voting at a our board of Directors meeting. The notice of any meeting at which a resolution to remove a Director shall be proposed or voted upon must contain a statement of the intention to remove that Director and such notice must be served on that Director not less than ten (10) calendar days before the meeting. Such Director is entitled to attend the meeting and be heard on the motion for his removal. In addition, a director’s office shall be vacated if the director (i) becomes bankrupt or makes any arrangement or composition with his creditors; (ii) is found to be or becomes of unsound mind or dies; (iii) resigns his office by notice in writing to the company; (iv) is prohibited by any applicable law or designated stock exchange rules from being a Director; (v) without special leave of absence from our board of directors, is absent from three consecutive meetings of the board and the board resolves that his office be vacated or; (vi) is removed from office pursuant to any other provisions of our currently effective fifth amended and restated memorandum and articles of association.

Transactions with Interested Shareholders. The Delaware General Corporation Law contains a business combination statute applicable to Delaware corporations whereby, unless the corporation has specifically elected not to be governed by such statute by amendment to its certificate of incorporation, it is prohibited from engaging in certain business combinations with an “interested shareholder” for three years following the date that such person becomes an interested shareholder. An interested shareholder generally is a person or a group who or which owns or owned 15% or more of the target’s outstanding voting share within the past three years. This has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the target in which all shareholders would not be treated equally. The statute does not apply if, among other things, prior to the date on which such shareholder becomes an interested shareholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested shareholder. This encourages any potential acquirer of a Delaware corporation to negotiate the terms of any acquisition transaction with the target’s board of directors.

Cayman Islands law has no comparable statute. As a result, we cannot avail ourselves of the types of protections afforded by the Delaware business combination statute. However, although Cayman Islands law does not regulate transactions between a company and its significant shareholders, the directors of our company are required to comply with the fiduciary duties which they owe to our company under Cayman Islands law, including the duty to ensure that, in their opinion, any such transactions must be entered into bona fide in the best interests of the company, and are entered into for a proper corporate purpose and not with the effect of constituting a fraud on the minority shareholders.

Dissolution; Winding up. Under the Delaware General Corporation Law, unless the board of directors approves the proposal to dissolve, dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s outstanding shares. Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions initiated by the board.

Under Cayman Islands law, a company may be wound up by either an order of the courts of the Cayman Islands or by a special resolution of its members or, if the company is unable to pay its debts, by an ordinary resolution of its members. The court has authority to order winding up in a number of specified circumstances including where it is, in the opinion of the court, just and equitable to do so.

Variation of Rights of Shares. Under the Delaware General Corporation Law, a corporation may vary the rights of a class of shares with the approval of a majority of the outstanding shares of such class, unless the certificate of incorporation provides otherwise. Under our currently effective memorandum and articles of association, if our share capital is divided into more than one class of shares, the rights attached to any such class may only be varied with the consent in writing of two-thirds of the holders of the issued shares of that class or with the sanction of a resolution passed by a majority of two-thirds of the votes cast at a separate meeting of the holders of the shares of that class.

Restructuring. A company may present a petition to the Grand Court of the Cayman Islands for the appointment of a restructuring officer on the grounds that the company:

(a)	is or is likely to become unable to pay its debts; and

(b)	intends to present a compromise or arrangement to its creditors (or classes thereof) either pursuant to the Companies Act, the law of a foreign country or by way of a consensual restructuring.

The Grand Court may, among other things, make an order appointing a restructuring officer upon hearing of such petition, with such powers and to carry out such functions as the court may order. At any time (i) after the presentation of a petition for the appointment of a restructuring officer but before an order for the appointment of a restructuring officer has been made, and (ii) when an order for the appointment of a restructuring officer is made, until such order has been discharged, no suit, action or other proceedings (other than criminal proceedings) shall be proceeded with or commenced against the company, no resolution to wind up the company shall be passed, and no winding up petition may be presented against the company, except with the leave of the court. However, notwithstanding the presentation of a petition for the appointment of a restructuring officer or the appointment of a restructuring officer, a creditor who has security over the whole or part of the assets of the company is entitled to enforce the security without the leave of the court and without reference to the restructuring officer appointed.

Amendment of Governing Documents. Under the Delaware General Corporation Law, a corporation’s governing documents may be amended with the approval of a majority of the outstanding shares entitled to vote, unless the certificate of incorporation provides otherwise. Under Cayman Islands law, our currently effective fifth amended and restated memorandum and articles of association may only be amended with a special resolution of our shareholders.

Rights of Non-resident or Foreign Shareholders. There are no limitations imposed by our currently effective memorandum and articles of association on the rights of non-resident or foreign shareholders to hold or exercise voting rights on our shares. In addition, there are no provisions in our currently effective fifth amended and restated memorandum and articles of association governing the ownership threshold above which shareholder ownership must be disclosed.

SELLING SHAREHOLDERS

The Resale Shares being offered by the Selling Shareholders are those previously issued as consideration in the acquisition of Real Prospect Limited and Carve Group (as applicable) (including such Class A Ordinary Shares that were acquired from other shareholders). For additional information regarding the issuances of the Resale Shares, see “Corporate Information – Recent Developments” above. We are registering the Shares in order to permit the Selling Shareholders to offer the Resale Shares for resale from time to time.

The table below lists the Selling Shareholders and other information regarding the beneficial ownership of the Class A Ordinary Shares by the Selling Shareholders. The second column lists the total number of Class A Ordinary Share beneficially owned by the Selling Shareholders based on its ownership of the Class A Ordinary Shares as of the date of this prospectus. The third column lists the Class A Ordinary Shares being offered by this prospectus by the Selling Shareholders.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to Class A Ordinary Shares. Generally, a person “beneficially owns” shares of our Class A Ordinary Shares if the person has or shares with others the right to vote those shares or to dispose of them, or if the person has the right to acquire voting or disposition rights within 60 days.

All information contained in the table below and the footnotes thereto is based upon information provided to us by the Selling Shareholders.

Unless otherwise indicated in the footnotes to this table, we believe that the Selling Shareholders have sole voting and investment power with respect to the Resale Shares indicated as beneficially owned. Shares issuable pursuant to the exercise of equity options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Class A Ordinary Shares beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding Class A Ordinary Shares beneficially owned by any other person.

To our knowledge, except for the ownership of the Company’s securities, neither the Selling Shareholders nor any of their respective affiliates, officers, directors or principal equity holders have held any position or office or had any other material relationship with us or our affiliates within the past three years.

This prospectus covers the resale of 75,419,246 Class A Ordinary Shares.

Name of Selling Shareholders	Number of Class A Ordinary Shares Beneficially Owned Before the Offering *	Maximum Number of Class A Ordinary Shares To Be Sold Pursuant to this Prospectus	Number of Shares of Class A Ordinary Shares Owned After the Offering	Percentage of Class A Ordinary Shares Owned After the Offering
Union Chief Limited (1)	9,794,731	9,794,731	0	0%
Ace Long Limited (2)	5,880,130	5,880,130	0	0%
Tango Holding Ltd. (3)	18,609,988	18,609,988	0	0%
Modern Holding Ltd. (4)	18,609,988	18,609,988	0	0%
Ballet Holding Ltd. (5)	524,409	524,409	0	0%
Everthrive Global Holdings Limited (6)	22,000,000	22,000,000	0	0%

*	As of August 7, 2026, the register of members of the Company is in the process of being updated to reflect certain share transfer transactions of the Selling Shareholders. Such updates are expected to be completed before effectiveness of this registration statement, of which this prospectus forms a part.
(1)	Representing 9,794,731 Class A Ordinary Shares held by Union Chief Limited, which is wholly owned by Jianqing Wang. The registered address of RM 502C, 5/F, Ho King Commercial Centre, 2-16 Fa Yuen Street, Mongkok, KL, Hong Kong.
(2)	Representing 5,880,130 Class A Ordinary Shares held by Ace Long Limited, which is wholly owned by Chunbi Yao. The registered address of RM 502C, 5/F, Ho King Commercial Centre, 2-16 Fa Yuen Street, Mongkok, KL, Hong Kong.
(3)	Representing 18,609,988 Class A Ordinary Shares held by Tango Holding Ltd., which is wholly owned by Hui Wang. The registered address of Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.
(4)	Representing 18,609,988 Class A Ordinary Shares held by Modern Holding Ltd., which is wholly owned by Yun Zhao. The registered address of Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.
(5)	Representing 524,409 Class A Ordinary Shares held by Ballet Holding Ltd., which is wholly owned by Junjie Wang. The registered address of Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.
(6)	Representing 22,000,000 Class A Ordinary Shares held by Everthrive Global Holdings Limited, which is wholly owned by Jianping Mao. The registered address of Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.

PLAN OF DISTRIBUTION

We are registering the Resale Shares to permit resale by the Selling Shareholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the Selling Shareholders of the Resale Shares. We will bear all fees and expenses incident to our obligation to register the Resale Shares, except that the Selling Shareholders will pay all underwriting discounts and selling commissions, if any, and fees and disbursements of counsel for the Selling Shareholders.

The Selling Shareholders may sell all or a portion of the Resale Shares held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Resale Shares are sold through underwriters or broker-dealers, the Selling Shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The Resale Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	in the over-the-counter market;

●	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

●	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales made after the date the registration statement is declared effective by the SEC;

●	broker-dealers may agree with a selling security holder to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The Selling Shareholders may also sell the Resale Shares under Rule 144 promulgated under the Securities Act, if available, rather than under this prospectus.

In addition, the Selling Shareholders may transfer the Resale Shares by other means not described in this prospectus. If the Selling Shareholders effect such transactions by selling the Resale Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Shareholders or commissions from purchasers of the Resale Shares for whom it may act as agent or to whom it may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).

In connection with sales of the Resale Shares or otherwise, the Selling Shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Resale Shares in the course of hedging in positions they assume. The Selling Shareholders may also sell the Resale Shares short and deliver the Resale Shares covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The Selling Shareholders may also loan or pledge the Resale Shares to broker-dealers that in turn may sell such shares.

The Selling Shareholders may pledge or grant a security interest in some or all of the Resale Shares owned by it and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Resale Shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The Selling Shareholders also may transfer and donate the Resale Shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the Selling Shareholders and any broker-dealer participating in the distribution of the Resale Shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.

Under the securities laws of some states of the United States, the Resale Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Resale Shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that the Selling Shareholders will sell any or all of the Resale Shares registered pursuant to the registration statement, of which this prospectus forms a part.

The Selling Shareholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Class A Ordinary Shares by the Selling Shareholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the ordinary shares to engage in market-making activities with respect to the Resale Shares. All of the foregoing may affect the marketability of the Resale Shares and the ability of any person or entity to engage in market-making activities with respect to the Resale Shares.

We will pay all expenses of the registration of the Resale Shares, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, the Selling Shareholders will pay all underwriting discounts and selling commissions, if any. We will indemnify the Selling Shareholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the Selling Shareholders will be entitled to contribution. We may be indemnified by the Selling Shareholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the Selling Shareholders specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the Resale Shares will be freely tradable in the hands of persons other than our affiliates.

Lock-Up

The Selling Shareholders agreed to lock-up restrictions with the Company pursuant to which they will not sell or transfer the Class A Ordinary Shares that were issued as consideration in the acquisition of Real Prospect Limited and Carve Group (as applicable) (including such Class A Ordinary Shares that were acquired from other shareholders), for a period of thirty-six (36) or sixty (60) months (as applicable) following the closing of such acquisition, subject to customary exceptions.

Material U.S. Federal Income Tax considerations

The following discussion is a summary of U.S. federal income tax considerations generally applicable to the ownership and disposition of our Class A Ordinary Shares by a U.S. holder (as defined below) that holds our Class A Ordinary Shares as “capital assets” (generally, property held for investment) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is based upon existing U.S. federal income tax law, which is subject to differing interpretations and may be changed, possibly with retroactive effect. No ruling has been sought from the Internal Revenue Service (the “IRS”) with respect to any U.S. federal income tax consequences described below, and there can be no assurance that the IRS or a court will not take a contrary position. This discussion does not address all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual circumstances, including investors subject to special tax rules (for example, certain financial institutions, insurance companies, broker-dealers, traders in securities that have elected the mark-to-market method of accounting for their securities, accrual method taxpayers subject to special tax accounting rules as a result of their use of financial statements, partnerships and their partners, regulated investment companies, real estate investment trusts, and tax-exempt organizations (including private foundations)), investors who are not U.S. holders, investors who own (directly, indirectly, or constructively) 10% or more of our stock, investors that will hold their Class A Ordinary Shares as part of a straddle, hedge, conversion, constructive sale, or other integrated transaction for U.S. federal income tax purposes, or U.S. holders (as defined below) that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. In addition, this discussion does not discuss any non-U.S., alternative minimum tax, state, or local tax or any non-income tax (such as the U.S. federal gift or estate tax) considerations, or the Medicare tax on net investment income. Each U.S. holder is urged to consult its tax advisor regarding the U.S. federal, state, local, and non-U.S. income and other tax considerations of an investment in our Class A Ordinary Shares.

We urge potential purchasers of our shares to consult their own tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of purchasing, owning and disposing of our Class A Ordinary Shares.

General

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our Class A Ordinary Shares that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created in, or organized under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) the administration of which is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to control all substantial decisions of the trust or (B) that has otherwise elected to be treated as a U.S. person under applicable U.S. Treasury regulations.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Class A Ordinary Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding our Class A Ordinary Shares and partners in such partnerships are urged to consult their tax advisors as to the particular U.S. federal income tax consequences of an investment in our Class A Ordinary Shares.

For U.S. federal income tax purposes, a U.S. holder of Class A Ordinary Shares will generally be treated as the beneficial owner of the underlying shares represented by the Class A Ordinary Shares. The remainder of this discussion assumes that a U.S. holder of our Class A Ordinary Shares will be treated as the beneficial owner of the underlying shares represented by the Class A Ordinary Shares. Accordingly, deposits or withdrawals of Class A Ordinary Shares will generally not be subject to U.S. federal income tax.

Passive Foreign Investment Company Considerations

A non-U.S. corporation, such as our company, will be a “passive foreign investment company,” or “PFIC,” for U.S. federal income tax purposes, if, in any particular taxable year, either (i) 75% or more of its gross income for such year consists of certain types of “passive” income or (ii) 50% or more of the average quarterly value of its assets (as determined on the basis of fair market value) during such year produce or are held for the production of passive income. Cash is categorized as a passive asset and the company’s unbooked intangibles associated with active business activities may generally be classified as active assets. Passive income generally includes, among other things, dividends, interest, rents, royalties, and gains from the disposition of passive assets.

We will be treated as owning a proportionate share of the assets and earning a proportionate share of the income of any other corporation in which we own, directly or indirectly, at least 25% (by value) of the stock. Although the law in this regard is unclear, we treat the consolidated VIEs as being owned by us for U.S. federal income tax purposes, and we treated it that way, not only because we exercised effective control over the operation of such entities but also because we were entitled to substantially all of the economic benefits associated with them, and, as a result, we consolidated their results of operations in our consolidated U.S. GAAP financial statements. Assuming that we were the owner of the VIE (including its subsidiaries) for U.S. federal income tax purposes, and based upon our current and expected income and assets, including the market price of our Class A Ordinary Shares, we do not presently expect to be a PFIC for the current taxable year or the foreseeable future.

While we do not expect to be or become a PFIC in the current or future taxable years, the determination of whether we are or will become a PFIC will depend in part upon the value of our goodwill and other unbooked intangibles (which will depend upon the market price of our Class A Ordinary Shares from time-to-time, which may be volatile). In estimating the value of our goodwill and other unbooked intangibles, we have taken into account our current and anticipated market capitalization. Among other matters, if our market capitalization is less than anticipated or subsequently declines, we may be or become a PFIC for the current or future taxable years. It is also possible that the IRS may challenge our classification or valuation of our goodwill and other unbooked intangibles, which may result in our company being or becoming a PFIC for the current or one or more future taxable years.

The determination of whether we will be or become a PFIC will also depend, in part, on the composition of our income and assets. If we were treated as not owning the VIE (including its subsidiaries) for U.S. federal income tax purposes, our risk of being classified as a PFIC may substantially increase. Because our PFIC status for any taxable year is a factual determination that can be made only after the close of a taxable year, there can be no assurance that we will not be a PFIC for the current taxable year or any future taxable year. If we are a PFIC for any year during which a U.S. holder holds our Class A Ordinary Shares or ordinary shares, we generally will continue to be treated as a PFIC for all succeeding years during which such U.S. holder holds our Class A Ordinary Shares or ordinary shares.

The discussion below under “Dividends” and “Sale or Other Disposition of Class A Ordinary Shares” is written on the basis that we will not be or become a PFIC for U.S. federal income tax purposes. The U.S. federal income tax rules that apply if we are a PFIC for the current taxable year or any subsequent taxable year are generally discussed below under “Passive Foreign Investment Company Rules.”

Dividends

Subject to the PFIC rules discussed below, any cash distributions paid on our Class A Ordinary Shares (including the amount of any tax withheld) out of our current or accumulated earnings and profits, as determined under U.S. federal income tax principles, will generally be includible in the gross income of a U.S. holder as dividend income on the day actually or constructively received by the U.S. holder. Because we do not intend to determine our earnings and profits on the basis of U.S. federal income tax principles, we will generally report any distribution paid as a dividend for U.S. federal income tax purposes. Dividends received on the Class A Ordinary Shares will not be eligible for the dividends received deduction allowed to corporations.

Individuals and other non-corporate U.S. holders will generally be subject to tax at the lower capital gain tax rate applicable to “qualified dividend income,” provided that certain conditions are satisfied, including that (1) our Class A Ordinary Shares are readily tradable on an established securities market in the United States, or, in the event that we are deemed to be a PRC resident enterprise under the PRC tax law, we are eligible for the benefit of the United States-PRC income tax treaty, (2) we are neither a PFIC nor treated as such with respect to a U.S. holder for the taxable year in which the dividend was paid and the preceding taxable year, and (3) certain holding period requirements are met. Since the Class A Ordinary Shares are listed on the Nasdaq Global Market, we believe that the Class A Ordinary Shares are readily tradable on an established securities market in the United States and that we are a qualified foreign corporation with respect to dividends paid on the Class A Ordinary Shares. There can be no assurance that our Class A Ordinary Shares will continue to be considered readily tradable on an established securities market in later years. However, in the event we are deemed to be a resident enterprise under the PRC Enterprise Income Tax Law, we may be eligible for the benefits of the United States-PRC income tax treaty (which the U.S. Treasury Department has determined is satisfactory for this purpose) and in that case, we would be treated as a qualified foreign corporation with respect to dividends paid on our ordinary shares as well as our Class A Ordinary Shares. Each non-corporate U.S. holder is advised to consult its tax advisors regarding the availability of the reduced tax rate applicable to qualified dividend income for any dividends we pay with respect to our Class A Ordinary Shares or ordinary shares.

Dividends generally will be treated as income from foreign sources for U.S. foreign tax credit purposes and generally will constitute passive category income. In the event that we are deemed to be a PRC “resident enterprise” under the Enterprise Income Tax Law, a U.S. holder may be subject to PRC withholding taxes on dividends paid on our Class A Ordinary Shares. See “Taxation — PRC Enterprise Income Tax” in the 2025 Annual Report. In that case, a U.S. holder may be eligible, subject to a number of complex limitations, to claim a foreign tax credit in respect of any foreign withholding taxes imposed on dividends received on Class A Ordinary Shares. A U.S. holder who does not elect to claim a foreign tax credit for foreign tax withheld may instead claim a deduction, for U.S. federal income tax purposes, in respect of such withholdings, but only for a year in which such U.S. holder elects to do so for all creditable foreign income taxes. The rules governing the foreign tax credit are complex. U.S. holders are advised to consult their tax advisors regarding the availability of the foreign tax credit under their particular circumstances.

Sale or Other Disposition of Class A Ordinary Shares

Subject to the PFIC rules discussed below, a U.S. holder generally will recognize capital gain or loss upon the sale or other disposition of Class A Ordinary Shares in an amount equal to the difference between the amount realized upon the disposition and the U.S. holder’s adjusted tax basis in such Class A Ordinary Shares. Any capital gain or loss will be long-term if the Class A Ordinary Shares have been held for more than one year and generally will be U.S. source gain or loss for U.S. foreign tax credit purposes. Long-term capital gains of individuals and other non-corporate U.S. holders generally are eligible for a reduced rate of taxation. The deductibility of a capital loss may be subject to limitations.

In the event that we are treated as a PRC “resident enterprise” under the Enterprise Income Tax Law and gain from the disposition of the Class A Ordinary Shares is subject to tax in the PRC, a U.S. holder that is eligible for the benefits of the income tax treaty between the United States and the PRC may elect to treat the gain as PRC source income. If a U.S. holder is not eligible for the benefits of the income tax treaty or fails to make the election to treat any gain as foreign source, then such U.S. holder may not be able to use the foreign tax credit arising from any PRC tax imposed on the disposition of the Class A Ordinary Shares unless such credit can be applied (subject to applicable limitations) against U.S. federal income tax due on other income derived from foreign sources in the same income category (generally, the passive category). U.S. holders are advised to consult their tax advisors regarding the tax consequences if a foreign tax is imposed on a disposition of our Class A Ordinary Shares, including the availability of the foreign tax credit under their particular circumstances and the election to treat any gain as PRC source.

Passive Foreign Investment Company Rules

If we are a PFIC for any taxable year during which a U.S. holder holds our Class A Ordinary Shares, and unless the U.S. holder makes a mark-to-market election (as described below), the U.S. holder will generally be subject to special tax rules that have a penalizing effect, regardless of whether we remain a PFIC, for subsequent taxable years, on (i) any excess distribution that we make to the U.S. holder (which generally means any distribution paid during a taxable year to a U.S. holder that is greater than 125% of the average annual distributions paid in the three preceding taxable years or, if shorter, the U.S. holder’s holding period for the Class A Ordinary Shares, and (ii) any gain realized on the sale or other disposition, including, under certain circumstances, a pledge, of Class A Ordinary Shares. Under the PFIC rules:

●	such excess distribution and/or gain will be allocated ratably over the U.S. holder’s holding period for the Class A Ordinary Shares;

●	such amount allocated to the current taxable year and any taxable years in the U.S. holder’s holding period prior to the first taxable year in which we are a PFIC, or pre-PFIC year, will be taxable as ordinary income;

●	such amount allocated to each prior taxable year, other than a pre-PFIC year, will be subject to tax at the highest tax rate in effect for that year; and

●	an interest charge generally applicable to underpayments of tax will be imposed on the tax attributable to each prior taxable year, other than a pre-PFIC year.

If we are a PFIC for any taxable year during which a U.S. holder holds our Class A Ordinary Shares and any of our non- U.S. subsidiaries is also a PFIC, such U.S. holder would be treated as owning a proportionate amount (by value) of the shares of the lower tier PFIC for purposes of the application of these rules. U.S. holders are advised to consult their tax advisors regarding the application of the PFIC rules to any of our subsidiaries.

As an alternative to the foregoing rules, a U.S. holder of “marketable stock” in a PFIC may make a mark-to-market election with respect to our Class A Ordinary Shares, provided that the Class A Ordinary Shares are regularly traded on the Nasdaq Global Market. Because a mark-to-market election cannot be made for any lower-tier PFICs that a PFIC may own, a U.S. holder who makes a mark-to-market election with respect to our Class A Ordinary Shares will generally continue to be subject to the foregoing rules with respect to such U.S. holder’s indirect interest in any investments held by us that are treated as an equity interest in a PFIC for U.S. federal income tax purposes.

If a U.S. holder makes a mark-to-market election with respect to our Class A Ordinary Shares, the U.S. holder generally will (i) include as ordinary income for each taxable year that we are a PFIC the excess, if any, of the fair market value of Class A Ordinary Shares held at the end of the taxable year over the adjusted tax basis of such Class A Ordinary Shares and (ii) deduct as an ordinary loss the excess, if any, of the adjusted tax basis of the Class A Ordinary Shares over the fair market value of such Class A Ordinary Shares held at the end of the taxable year, but only to the extent of the net amount previously included in income as a result of the mark-to-market election. The U.S. holder’s adjusted tax basis in the Class A Ordinary Shares would be adjusted to reflect any income or loss resulting from the mark-to-market election. Further, in each year that we are a PFIC any gain recognized upon the sale or other disposition of the Class A Ordinary Shares will be treated as ordinary income and loss will be treated as ordinary loss, but only to the extent of the net amount previously included in income as a result of the mark-to-market election. If a U.S. holder makes a mark-to-market election it will be effective for the taxable year for which the election is made and all subsequent taxable years unless the Class A Ordinary Shares are no longer regularly traded on a qualified exchange or the IRS consents to the revocation of the election. Only the Class A Ordinary Shares and not the ordinary shares are listed on the Nasdaq Global Market. Consequently, if a U.S. holder holds ordinary shares that are not represented by Class A Ordinary Shares, such holder generally will not be eligible to make a mark-to-market election if we are or were to become a PFIC.

If a U.S. holder makes a mark-to-market election in respect of a PFIC and such corporation ceases to be a PFIC, the U.S. holder will not be required to take into account the mark-to-market gain or loss described above during any period that such corporation is not a PFIC.

We do not intend to provide information necessary for U.S. holders to make qualified electing fund elections, which, if available, would result in tax treatment different from (and generally less adverse than) the general tax treatment for PFICs described above.

If a U.S. holder owns our Class A Ordinary Shares during any taxable year that we are a PFIC, such holder would generally be required to file an annual IRS Form 8621. Each U.S. holder is advised to consult its tax advisors regarding the potential tax consequences to such holder if we are or become a PFIC, including the possibility of making a mark-to-market election.

ENFORCEABILITY OF CIVIL LIABILITIES

We are incorporated under the laws of the Cayman Islands as an exempted company with limited liability. We are incorporated in the Cayman Islands because of certain benefits associated with being a Cayman Islands company, such as political and economic stability, an effective judicial system, a favorable tax system, the absence of foreign exchange control or currency restrictions and the availability of professional and support services. However, the Cayman Islands has a less developed body of securities laws as compared to the United States and provides protections for investors to a lesser extent. In addition, Cayman Islands companies may not have standing to sue before the federal courts of the United States.

Most of our operations are conducted in China, and most of our assets are located in China. In addition, most of our directors and officers are residents of jurisdictions other than the United States and all or a substantial portion of their assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon us or these persons, or to enforce against us or them judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States. It may also be difficult for you to enforce in United States courts judgments obtained in United States courts based on the civil liability provisions of the United States federal securities laws against us and our officers and directors.

We have appointed Cogency Global Inc. as our agent to receive service of process with respect to any action brought against us in the U.S. District Court for the Southern District of New York under the federal securities laws of the U.S. or of any state in the U.S. or any action brought against us in the Supreme Court of the State of New York in the County of New York under the securities laws of the State of New York.

Walkers (Hong Kong), our counsel as to Cayman Islands law, has advised us that there is uncertainty as to whether the courts of the Cayman Islands and China, respectively, would:

●	recognize or enforce judgments of United States courts obtained against us or our directors or officers predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States; or

●	entertain original actions brought in each respective jurisdiction against us or our directors or officers predicated upon the securities laws of the United States or any state in the United States.

Walkers (Hong Kong) has informed us that it is uncertain whether the courts of the Cayman Islands will allow shareholders of our company to originate actions in the Cayman Islands based upon securities laws of the United States. In addition, there is uncertainty with regard to Cayman Islands law related to whether a judgment obtained from the U.S. courts under civil liability provisions of U.S. securities laws will be determined by the courts of the Cayman Islands as penal or punitive in nature. If such a determination is made, the courts of the Cayman Islands will not recognize or enforce the judgment against a Cayman Islands company, such as our company. As the courts of the Cayman Islands have yet to rule on making such a determination in relation to judgments obtained from U.S. courts under civil liability provisions of U.S. securities laws, it is uncertain whether such judgments would be enforceable in the Cayman Islands.

In addition, Walkers (Hong Kong) has advised us that although there is no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States (and the Cayman Islands are not a party to any treaties for the reciprocal enforcement or recognition of such judgments), a judgment obtained in such jurisdiction will be recognized and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment (i) is given by a foreign court of competent jurisdiction, (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (iii) is final and conclusive, (iv) is not in respect of taxes, a fine or a penalty, (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

Beijing Dacheng Law Offices, LLP (Fuzhou), our PRC counsel, has advised us that the recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedure Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedure Law based either on treaties between China and the country where the judgment is made or on principles of reciprocity between jurisdictions. Beijing Dacheng Law Offices, LLP (Fuzhou) has advised us further that under PRC law, courts in the PRC will not recognize or enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of PRC law or national sovereignty, security or social public interest. As there exists no treaty or other form of reciprocity between China and the United States governing the recognition and enforcement of judgments as of the date of this prospectus, including those predicated upon the liability provisions of the United States federal securities laws, there is uncertainty whether and on what basis a PRC court would enforce judgments rendered by United States courts. In addition, because there is no treaty or other form of reciprocity between the Cayman Islands and China governing the recognition and enforcement of judgments as of the date of this prospectus, there is further uncertainty as to whether and on what basis a PRC court would enforce judgments rendered by a Cayman Islands court.

LEGAL MATTERS

Certain legal matters as to U.S. federal and New York state law in connection with this offering will be passed upon for us by Loeb & Loeb LLP. The validity of the Class A Ordinary Shares offered in this offering and certain other legal matters as to Cayman Islands law will be passed upon for us by Walkers (Hong Kong), our counsel as to Cayman Islands law. Legal matters as to PRC law will be passed upon for us by Beijing Dacheng Law Offices, LLP (Fuzhou). Loeb & Loeb LLP may rely upon Walkers (Hong Kong)with respect to matters governed by Cayman Islands law and Beijing Dacheng Law Offices, LLP (Fuzhou) with respect to matters governed by PRC law.

EXPERTS

The consolidated financial statements of Maase Inc. as of and for the year ended June 30, 2025 have been audited by Enrome LLP, an independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included and incorporated by reference in this prospectus in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

The financial statements of Maase Inc. as of and for the year ended June 30, 2024 (the 2024 financial statements before the effects of the retrospective adjustments to the financial statements) (not separately presented herein) have been audited by Deloitte Touche Tohmatsu Certified Public Accountants LLP, an independent registered public accounting firm, as stated in their report incorporated by reference in the prospectus. The retrospective adjustments to the 2024 financial statements have been audited by Enrome LLP. Such financial statements are incorporated by reference in reliance upon the respective reports of Deloitte Touche Tohmatsu Certified Public Accountants LLP and Enrome LLP given their authority as experts in auditing and accounting. The office of Deloitte Touche Tohmatsu Certified Public Accountants LLP is located at 9/F China Resources Building, 5001 Shennan Road East, Shenzhen518010, the People’s Republic of China.

The consolidated financial statements of Maase Inc. as of and for the year ended June 30, 2023 have been audited by Marcum Asia CPAs LLP, an independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included and incorporated by reference in this prospectus in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The office of Marcum Asia CPAs LLP is located at 7 Penn Plaza, Suite 830, New York, New York, 10001.

The combined financial statements of Carve Group Ltd and its subsidiaries as of and for the years ended June 30, 2024 and 2025 are incorporated by reference in this prospectus and registration statement have been audited by Enrome LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

The combined financial statements of Real Prospect Limited and its subsidiaries as of and for the year ended June 30, 2025 are incorporated by reference in this prospectus and registration statement have been audited by Enrome LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

The combined financial statements of Times Good Limited and its subsidiaries as of and for the year ended June 30, 2025 are incorporated by reference in this prospectus and registration statement have been audited by Enrome LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Exchange Act, and in accordance with the Exchange Act, we file annual reports and other information with the SEC. Information we file with the SEC can be obtained over the internet on the SEC’s website at www.sec.gov.

This prospectus is part of a registration statement we have filed with the SEC. This prospectus omits some information contained in the registration statement in accordance with SEC rules and regulations. You should review the information and exhibits in the registration statement for further information on us and the securities being offered. Statements in this prospectus concerning any document that we filed as an exhibit to the registration statement or that we otherwise filed with the SEC are not intended to be comprehensive and are qualified by reference to these filings. You should review the complete document to evaluate these statements.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with them. This means that we can disclose important information to you by referring you to those documents. Each document incorporated by reference is current only as of the date of such document, and the incorporation by reference of such documents shall not create any implication that there has been no change in our affairs since the date thereof or that the information contained therein is current as of any time subsequent to its date. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC, the information incorporated by reference in this prospectus is considered to be automatically updated and superseded. In other words, in the case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later.

We incorporate by reference the following documents:

●	our annual report on Form 20-F for the fiscal year ended June 30, 2025 filed with the SEC on October 29, 2025 (File No. 001-38813);

●	our report on Form 6-K for the audited financial statements of Carve Group Ltd for the fiscal years ended on June 30, 2024 and 2025 and unaudited pro forma financial information of the Company after giving effect to the consummation of acquisition of businesses of Carve Group Ltd furnished with the SEC on February 13, 2026;

●	our report on Form 6-K for the audited financial statements of Real Prospect Limited for the fiscal year ended on June 30, 2025 and unaudited pro forma financial information of the Company after giving effect to the consummation of acquisition of businesses of Real Prospect Limited furnished with the SEC on February 13, 2026;

●	our report on Form 6-K for the audited financial statements of Times Good Limited for the fiscal year ended on June 30, 2025 and unaudited pro forma financial information of the Company after giving effect to the consummation of acquisition of businesses of Times Good Limited furnished with the SEC on June 12, 2026;

●	our report on Form 6-K for the unaudited interim condensed consolidated financial statements for the six-month period ended December 31, 2025 furnished with the SEC on June 23, 2026;

●	our report on Form 6-K for the unaudited financial statements of Times Good Limited for the six-month period ended December 31, 2025 furnished with the SEC on August 5, 2026;

●	our report on Form 6-K for the unaudited pro forma financial information of the Company after giving effect to the consummation of transactions described therein furnished with the SEC on August 5, 2026;

●	our reports on Form 6-K furnished with the SEC on November 28, 2025, December 12, 2025, December 19, 2025, December 31, 2025, January 15, 2026, January 23, 2026, March 31, 2026, July 17, 2026, and August 4, 2026;

●	any future annual reports on Form 20-F filed with the SEC after the date of this prospectus and prior to the termination of the offering of the securities offered by this prospectus; and

●	any future reports on Form 6-K that we furnish to the SEC after the date of this prospectus that are identified in such reports as being incorporated by reference in this prospectus.

Our annual report for the fiscal year ended June 30, 2025 contains a description of our business and audited consolidated financial statements with reports by our independent auditors. The consolidated financial statements are prepared and presented in accordance with U.S. GAAP.

We file reports and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Copies of all documents incorporated by reference in this prospectus, other than exhibits to those documents unless such exhibits are specially incorporated by reference in this prospectus, will be provided at no cost to each person, including any beneficial owner, who receives a copy of this prospectus on the written or oral request of that person made to:

Maase Inc.

Building 48, Zhixin Manufacturing Valley Industrial Park

No. 52 Yangzhou Road, Economic Development Zone

Laixi, Qingdao, Shandong Province, People’s Republic of China

+86-532-66030885

You should rely only on the information that we incorporate by reference or provide in this prospectus or in any applicable prospectus supplement. We have not authorized anyone to provide you with different information. We are not making any offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the front of those documents.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is declared effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 7, 2026

PROSPECTUS

MAASE INC.

US$500,000,000

Class A Ordinary Shares

Debt Securities

Warrants

Rights

Units

We may from time to time offer, issue and sell up to US$500,000,000 Class A ordinary shares of Maase Inc. (the “Company” or “Maase”), par value of US$0.09 per share (“Class A Ordinary Shares”), debt securities, warrants to purchase Class A Ordinary Shares, rights and units consisting of foregoing securities, or any combination thereof, together or separately as described in this prospectus, from time to time in one or more offerings, at prices and on terms described in one or more supplements to this prospectus. The aggregate initial offering price of the securities that we may offer and sell under this prospectus will not exceed US$500,000,000.

Each time we sell securities, we will provide a supplement to this prospectus that contains specific information about the offering and the terms of the securities. The supplement may also add, update or change information contained in this prospectus. We may also authorize one or more free writing prospectuses to be provided in connection with a specific offering. You should read this prospectus, any prospectus supplement and any free writing prospectus before you invest in any of our securities.

Our Class A Ordinary Shares are listed on the Nasdaq Global Market under the symbol “MAAS.” On August 6, 2026, the closing trading price of our Class A Ordinary Shares was US$18.91.

Maase is a Cayman Islands holding company with no business operations of its own. It conducts all of its operations through its subsidiaries, consolidated variable interest entity (“VIE”) and subsidiaries of the VIE (collectively, the “Consolidated Entities”) located in China and elsewhere. Maase relies on contractual arrangements with Huazhi Future (Chongqing) Technology Co., Ltd (“Huazhi Future”), a consolidated VIE of Maase. A series of contractual agreements, including a call option agreement, an exclusive business cooperation agreement, equity pledge agreements, and a shareholder power of attorney, were entered into by and among Huazhi Future, Shenzhen Huazhixing Management Consulting Co. Ltd. (“Shenzhen Huazhixing”) and shareholders of Huazhi Future (such agreements, the “Huazhi Contractual Agreements”). Huazhi Contractual Agreements enable us to (i) have power to direct the activities that most significantly affect the economic performance of Huazhi Future; (ii) receive substantially all of the economic benefits from Huazhi Future; and (iii) have an exclusive option to purchase all or a portion of the equity interests in Huazhi Future when and to the extent permitted by PRC laws. As a result, we are considered the primary beneficiary of Huazhi Future for accounting purposes. Accordingly, we consolidate the financial results of Huazhi Future in our consolidated financial statements in accordance with U.S. GAAP. Investors in our Class A Ordinary Shares are not purchasing equity securities of these Consolidated Entities that have substantive business operations but instead are purchasing equity securities of a Cayman Islands holding company. This holding company structure involves unique risks to investors. As used in this prospectus, “we,” “us,” “our company,” “our,” or “the Company” refers to Maase Inc. (formerly known as Puyi Inc. and Highest Performances Holdings Inc.) and its Consolidated Entities.

We face various legal and operational risks and uncertainties related to being based in and having the majority of our operations in China, including Hong Kong. The PRC government has significant authority to regulate, or exert influence on the ability of a company based in China, such as us, to conduct its business, accept foreign investments or list on the U.S. or other foreign exchanges. We face potential risks associated with regulatory approvals of offshore future offerings, oversight on cybersecurity and data privacy, and the expanding efforts in anti-monopoly enforcement. For example, recent regulatory actions undertaken by the PRC government, including the recent enactment of China’s new Data Security Law, the Measures for Cybersecurity Review, Personal Information Protection Law, Trial Administrative Measures on Overseas Offering and Listing of Securities by Domestic Companies with five supporting Guidelines on Application of Regulatory Rules and any other future laws and regulations may require us to incur significant expenses and could materially affect our ability to conduct our business, accept foreign investments, or carry out future offering and listing of securities on the U.S. or other foreign exchanges. These risks could result in a material adverse change in our operations and the value of our shares, significantly limit or completely hinder our future offering of securities to investors, or cause such securities to significantly decline in value or become worthless. For a detailed description of risks relating to doing business in China, see “Item 3. Key Information—D. Risk Factors—Risks Related to Doing Business in China” in our most recent annual report on Form 20-F for the fiscal year ended June 30, 2025, or the 2025 Annual Report, which is incorporated by reference into this prospectus.

In addition, our Class A Ordinary Shares may be prohibited from trading on a national exchange or over-the-counter under the Holding Foreign Companies Accountable Act (the “HFCA Act”) if the Public Company Accounting Oversight Board (United States) (the “PCAOB”) is unable to inspect our auditors for three consecutive years beginning in 2021. On December 16, 2021, the PCAOB issued its report notifying the SEC of its determination that it was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China or Hong Kong. Our current auditor, Enrome LLP, which replaced Deloitte Touche Tohmatsu Certified Public Accountants LLP on January 23, 2025, is headquartered in Singapore and subject to inspection by the PCAOB. Our current auditor was not among the PCAOB-registered public accounting firms headquartered in mainland China or Hong Kong that were subject to 2021 Determinations. As a result, we do not believe we are at risk of having our securities subject to a trading prohibition under the HFCA Act unless a new determination is made by the PCAOB.

If trading in our Class A Ordinary Shares is prohibited under the HFCA Act in the future because the PCAOB determines that it cannot inspect or fully investigate our auditor at such future time, The Nasdaq Stock Market LLC may determine to delist our Class A Ordinary Shares and trading in our Class A Ordinary Shares could be prohibited. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act, and on December 29, 2022, legislation entitled Consolidated Appropriations Act, 2023 (the “Consolidated Appropriations Act”) was signed into law by President Biden, which contained, among other things, an identical provision to the Accelerating Holding Foreign Companies Accountable Act and amended the HFCA Act by requiring the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three, thus reducing the time period for triggering the prohibition on trading. On August 26, 2022, the CSRC, the Ministry of Finance of the PRC (the “MOF”), and the PCAOB signed a Statement of Protocol (the “Protocol”), governing inspections and investigations of audit firms based in mainland China and Hong Kong, taking the first step toward opening access for the PCAOB to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong. Pursuant to the fact sheet with respect to the Protocol disclosed by the U.S. Securities and Exchange Commission (the “SEC”), the PCAOB shall have independent discretion to select any issuer audits for inspection or investigation and has the unfettered ability to transfer information to the SEC. On December 15, 2022, the PCAOB determined that the PCAOB was able to secure complete access to inspect and investigate registered public accounting firms headquartered in mainland China and Hong Kong and voted to vacate its previous determinations to the contrary. However, should PRC authorities obstruct or otherwise fail to facilitate the PCAOB’s access in the future, the PCAOB will consider the need to issue a new determination.

As of the date of this prospectus, we do not have cash management policies and procedures in place that dictate how funds are transferred through our organization. Rather, the funds can be transferred in accordance with the applicable PRC laws and regulations. Cash may be transferred among Maase and our Consolidated Entities in the following manner: (i) funds may be transferred to our Consolidated Entities from Maase as needed in the form of capital contributions or shareholder loans through the intermediary holding companies, as the case may be; and (ii) dividends or other distributions may be paid by our Consolidated Entities to Maase directly or through intermediary holding companies, as the case may be. Our Consolidated Entities generate and retain cash generated from operating activities and re-invest it in our business. In the future, the ability of Maase to pay dividends, if any, to its shareholders and to service any debt it may incur will depend upon dividends paid by our Consolidated Entities.

If any of our Consolidated Entities incurs debt on its own behalf in the future, the instruments governing such debt may restrict its ability to pay dividends to Maase. In addition, to the extent cash or assets in our business is in the PRC or Hong Kong or a PRC or Hong Kong entity, such cash or assets may not be available to fund operations or for other use outside of the PRC or Hong Kong due to interventions in, or the imposition of restrictions and limitations on, the ability of Maase or our subsidiaries by the PRC government to transfer cash or assets. As of the date of this prospectus, none of our Consolidated Entities has declared or paid any dividends or made any distributions to their respective holding companies, including Maase, nor does any of them have intention to do so, except that before AIFU and its subsidiaries ceased to be the Company’s subsidiaries, AIFU’s mainland China subsidiaries have previously declared and paid dividends to its Hong Kong subsidiaries and AIFU itself has previously paid dividends to its shareholders on a quarterly basis. As of the date of this prospectus, Maase has not declared any dividend and does not have a plan to declare a dividend to its shareholders. No cash has been transferred to our investors.

Investing in our securities involves a high degree of risk. Before making an investment decision, please read the information under the heading “Risk Factors” beginning on page 11 of this prospectus and risk factors set forth in our most recent annual report on Form 20-F (the “2025 Annual Report”), in other reports incorporated herein by reference, and in any applicable prospectus supplement.

We are a “foreign private issuer” as defined in Rule 405 under the Securities Act of 1933, as amended, and, as such, we have elected to comply with certain reduced public company reporting requirements for this prospectus and future filings. Please see “Implications of Being a Foreign Private Issuer.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is August 7, 2026.

You should rely only on the information provided in this prospectus, as well as the information incorporated by reference into this prospectus and any applicable prospectus supplement. We have not authorized anyone to provide you with different information. We are not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information in this prospectus, any applicable prospectus supplement or any documents incorporated by reference is accurate as of any date other than the date of the applicable document. Since the date of this prospectus and the documents incorporated by reference into this prospectus, our business, financial condition, results of operations and prospects may have changed.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement on Form F–3 that we filed with the Securities and Exchange Commission (the “SEC”), using a “shelf” registration process. By using this shelf registration statement, we may, from time to time, sell any of our securities to the extent permitted in this prospectus and the applicable prospectus supplement in one or more offerings on a continuous or delayed basis. This prospectus provides you with a general description of the securities we may offer. This prospectus and any accompanying prospectus supplement do not contain all of the information included in the registration statement. We have omitted parts of the registration statement in accordance with the rules and regulations of the SEC. Statements contained in this prospectus and any accompanying prospectus supplement about the provisions or contents of any agreement or other documents are not necessarily complete. If the SEC rules and regulations require that an agreement or other document be filed as an exhibit to the registration statement, please see that agreement or document for a complete description of these matters. Each time we sell the securities, we will provide a supplement to this prospectus that contains specific information about the securities being offered and the specific terms of that offering. The supplement may also add, update or change information contained or incorporated by reference in this prospectus. Before you invest in any securities offered by this prospectus, you should read this prospectus, any applicable prospectus supplements and the related exhibits to the registration statement filed with the SEC, together with the additional information described under the headings “Where You Can Find More Information” and “Incorporation of Certain Information by Reference.”

In this prospectus, unless otherwise indicated or unless the context otherwise requires:

●	“AIFU” refers to AIFU Inc., a leading technology-driven financial service provider in China, which was formerly controlled by the Company. As of the date of this prospectus, the Company no longer holds controlling interests in AIFU;

●	“Carve” refers to Carve Group Ltd.;

●	“Carve Group” refers to Carve and its subsidiaries, including Yunshang Management Company Limited, Shenzhen Hillstar Management Consulting Co., Ltd., Zhongshen Resources Development (Liaoning) Co., Ltd., a premium wild ginseng resource holder, and Glyken Bird Nest Technology (Shenzhen) Co., Ltd., (“Glyken”), a pioneering bird’s nest company specializing in extraction of small molecular bird’s nest peptides using physical heating separation method and manufacturing and selling bird’s nest peptides, and their respective subsidiaries;

●	“China” or the “PRC” refers to the People’s Republic of China, including the special administrative region of Hong Kong and the special administrative region of Macao (“Hong Kong” and “Macao”, respectively), for purpose of this prospectus only; and only when this prospectus refers to specific laws and regulations adopted by the PRC, reference to “China” or the “PRC” excludes Taiwan, Hong Kong and Macao. Unless the context otherwise indicates, the legal and operational risks associated with operating in China discussed in this prospectus also apply to any operations we may now or in the future carry out in Hong Kong or Macao;

●	“Class A Ordinary Shares” refers to the Class A ordinary shares of the Company, par value of $0.09 per share with one vote for each share;

●	“Class B Ordinary Shares” refers to the Class B ordinary shares of the Company, par value of $0.09 per share with one hundred votes for each share;

●	“Hong Kong” refers to the Hong Kong Special Administrative Region of the People’s Republic of China for the purposes of this prospectus only;

●	“Huazhi Contractual Agreements” refers to a series of contractual agreements, including a call option agreement, an exclusive business cooperation agreement, equity pledge agreements, and a shareholder power of attorney, were entered into by and among Huazhi Future, Shenzhen Huazhixing Management Consulting Co. Ltd. and shareholders of Huazhi Future.

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●	“Huazhi Future” refers to Huazhi Future (Chongqing) Technology Co., Ltd., a company incorporated under the laws of PRC;

●	“Huazhi Group” refers to Huazhi Future and its subsidiaries;

●	“Real Prospect” refers to Real Prospect Limited, which indirectly holds 100% equity interests of Qingdao Maisi Intelligent Technology Co., Ltd.;

●	“Real Prospect Group” refers to Real Prospect and its subsidiaries, including Shenzhen Guibao Intelligent Management Co., Ltd., and Qingdao Maisi Intelligent Technology Co., Ltd.;

●	“shares”, “Shares” or “Ordinary Shares” refers to the Class A Ordinary Shares and Class B Ordinary Shares;

●	“US$,” “$” or “U.S. dollars” refers to the legal currency of the United States;

●	“we”, “us,” “Maase” or the “Company” refers to Maase Inc., and when describing the financial results of Maase Inc., also includes its subsidiaries; and

Unless otherwise stated, all translations from Renminbi to U.S. dollars were made at a rate of RMB7.1636 to US$1.00, which was the exchange rate in effect as of June 30, 2025 as set forth in the H.10 statistical release of The Board of Governors of the Federal Reserve System. We make no representation that any Renminbi or U.S. dollar amounts referred to in this prospectus could have been, or could be, converted to U.S. dollars or Renminbi, as the case may be, at any particular rate, or at all. The PRC government imposes control over its foreign currency reserves in part through direct regulation of the conversion of Renminbi into foreign exchange.

Discrepancies in any table between totals and sums of the amounts listed are due to rounding. Certain amounts and percentages have been rounded; consequently, certain figures may add up to be more or less than the total amount and certain percentages may add up to be more or less than 100% due to rounding.

References in any prospectus supplement to “the accompanying prospectus” are to this prospectus and to “the prospectus” are to this prospectus and the applicable prospectus supplement taken together.

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PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information you should consider before investing in our securities. Before you decide to invest in our securities, you should read the entire prospectus carefully, including the “Risk Factors” section and the financial statements and related notes appearing at the end of this prospectus.

Company Overview

We are an integrated provider and operator of an artificial intelligence (“AI”) -centric full-scene digital systems. Our businesses focus on areas of flexible energy deployment and intelligent commercial network operation, and provide closed-loop solutions from computing infrastructure, smart hardware and full-scene services, aiming to achieve wide implementation of AI technologies across industries. Powered by our dual engines of intelligent technology and ecosystem integration, through strategic industry consolidation and continuous improvement in operations, our mission is to build up an open and collaborative industrial ecosystem and provide our customers with efficient, reliable and sustainable intelligent products and solutions. We will continuously explore and consolidate high-quality technological and commercial resources globally and explore industrial application scenarios of AI technologies.

As part of our strategic realignment and pivoting to core areas of flexible energy deployment and intelligent commercial network operation, we consummated strategic acquisition of Real Prospect Group in October 2025, expanding into smart technology and new energy related solutions, including electric vehicle charging services and charging equipment, and strategic acquisition of Times Good Limited in March 2026, which in turn, through Huazhi Contractual Agreements, controls Huazhi Group, a provider of computing power and algorithm solutions in China.

In addition to the strategic acquisitions of Real Prospect Group and Huazhi Group, we expanded our businesses through acquisitions. We consummated acquisition of Carve Group in August 2025 establishing our health and wellness product business focused on premium ingredients, including bird’s nest-based products. In addition, as part of the acquisition, we acquired a strategic reserve of wild ginseng resources. We consummated acquisition of Oriental Grove in January 2026, expanding into industry of premium tea products.

Historically, we provided financial services through (i) AIFU Inc., a technology driven independent financial service platform listed on the Nasdaq; and (ii) Fanhua Puyi Fund Distribution Co., Ltd., an independent wealth management service provider. Concurrently with our strategic acquisitions, we have proactively exited non-core historical operations to sharpen our strategic focus and optimize resource allocation. Specifically, we disposed of our wealth management services segment in September 2025, and through AIFU, we divested the claims adjusting services segment in January 2025. On December 22, 2025, AIFU completed the issuance of its 5,000,000 class B ordinary shares to a third party. Following this issuance of shares, our aggregate beneficial ownership of the total outstanding shares of AIFU was diluted from approximately 10.35% to approximately 7.85%, and our aggregate voting power was diluted from approximately 48.55% to approximately 16.75% (such change in AIFU, the “AIFU Reorganization”). As a result of the AIFU Reorganization, we no longer exercise control over AIFU, and AIFU and its insurance agency services are no longer consolidated in our consolidated financial statements since then. The exit from historical financial service business is part of our strategic realignment.

Corporate Information

Our principal executive offices are located at Building 48, Zhixin Manufacturing Valley Industrial Park, No. 52 Yangzhou Road, Economic Development Zone, Laixi, Qingdao, Shandong Province, People’s Republic of China. 266000. Our telephone number is +86-532-66030885. Our registered office in the Cayman Islands is Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.

Corporate Structure

We are a holding company incorporated in the Cayman Islands and not an operating company. As of the date of this prospectus, as a holding company with no material operations of our own, we conduct our business through our PRC subsidiaries and consolidated entities.

The following diagram illustrates our corporate structure as of the date of this prospectus, including our significant subsidiaries directly or indirectly owned by us through equity ownership and contractual arrangement:

The Huazhi Contractual Agreements, pursuant to which we consolidate the financial results of Huazhi Future in our consolidated financial statements in accordance with U.S. GAAP, consist of the following agreements:

●	The Exclusive Business Cooperation Agreement by and between Huazhi Future and Shenzhen Huazhixing Management Consulting Co., Ltd. (“Shenzhen Huazhixing”), dated February 10, 2026, pursuant to which Shenzhen Huazhixing has agreed to provide comprehensive technical support and development, consulting services and other related services to Huazhi Future on exclusive basis, and Huazhi Future has agreed to pay Shenzhen Huazhixing an annual service fee in an amount equal to its net profits for the preceding fiscal year;

●	The Call Option Agreement by and among Shenzhen Huazhixing and shareholders of Huazhi Future, dated February 10, 2026, pursuant to which each shareholder of Huazhi Future granted Shenzhen Huazhixing an exclusive option to purchase all or a portion of their respective equity interest in Huazhi Future at the minimum price permitted under applicable PRC laws and regulations;

●	The Equity Pledge Agreement by and between Shenzhen Huazhixing, and each shareholder of Huazhi Future, dated February 10, 2026, respectively, pursuant to which each shareholder of Huazhi Future pledged their respective equity interest in Huazhi Future to Shenzhen Huazhixing to secure their obligations under the Exclusive Business Cooperation Agreement and the Call Option Agreement. As of the date of this prospectus, the equity pledges under the Equity Pledge Agreement have been registered with competent PRC regulatory authority; and

●	The Power of Attorney granted by each shareholder of Huazhi Future on February 10, 2026, pursuant to which each shareholder of Huazhi Future irrevocably appointed Shenzhen Huazhixing as their exclusive agent and attorney to act on their behalf on all shareholder matters of Huazhi Future and exercise all rights as shareholders of Huazhi Future.

Permissions Required from the PRC Authorities for Our Operations and Offerings

We conduct our business operations in mainland China primarily through our PRC subsidiaries. Our operations in mainland China are governed by laws and regulations of mainland China. As of the date of this prospectus, our PRC subsidiaries have obtained the requisite licenses, permits and approvals from the PRC governmental authorities that are material for the business operations of our holding company in mainland China, including, among others, business licenses. Given that the relevant laws and regulations are continually evolving and may change, we may be required to obtain additional licenses, permits or approvals for our business operations in the future.

We face various legal and operational risks and uncertainties related to being based in and having the majority of our operations in China. The PRC government has significant authority to regulate, or exert influence on the ability of a company based in China, such as us, to conduct its business, accept foreign investments or list on the U.S. or other foreign exchanges. We face potential risks associated with regulatory approvals of offshore future offerings, oversight on cybersecurity and data privacy, and the expanding efforts in anti-monopoly enforcement. For example, recent regulatory actions undertaken by the PRC government, including the recent enactment of China’s new Data Security Law, the Measures for Cybersecurity Review, Personal Information Protection Law, Trial Administrative Measures on Overseas Offering and Listing of Securities by Domestic Companies with five supporting Guidelines on Application of Regulatory Rules, and any other future laws and regulations may require us to incur significant expenses and could materially affect our ability to conduct our business, accept foreign investments, or carry out future offering and listing of securities on the U.S. or other foreign exchanges. These risks could result in a material adverse change in our operations and the value of our shares, significantly limit or completely hinder our future offering of securities to investors, or cause such securities to significantly decline in value or become worthless. For a detailed description of risks relating to doing business in China, see “Item 3. Key Information—D. Risk Factors—Risks Related to Doing Business in China” in our 2025 Annual Report, which is incorporated by reference into this prospectus.

Transfer of Funds and Other Assets between Us and Our Subsidiaries

As of the date of this prospectus, we do not have cash management policies and procedures in place that dictate how funds are transferred through our organization. Rather, the funds can be transferred in accordance with the applicable PRC laws and regulations. Cash may be transferred among Maase and our Consolidated Entities in the following manner: (i) funds may be transferred to our Consolidated Entities from Maase as needed in the form of capital contributions or shareholder loans through the intermediary holding companies, as the case may be; and (ii) dividends or other distributions may be paid by our Consolidated Entities to Maase directly or through intermediary holding companies, as the case may be. Our Consolidated Entities generate and retain cash generated from operating activities and re-invest it in our business. In the future, the ability of Maase to pay dividends, if any, to its shareholders and to service any debt it may incur will depend upon dividends paid by our Consolidated Entities.

If any of our Consolidated Entities incurs debt on its own behalf in the future, the instruments governing such debt may restrict its ability to pay dividends to Maase. In addition, to the extent cash or assets in our business is in the PRC or Hong Kong or a PRC or Hong Kong entity, such cash or assets may not be available to fund operations or for other use outside of the PRC or Hong Kong due to interventions in, or the imposition of restrictions and limitations on, the ability of Maase or our subsidiaries by the PRC government to transfer cash or assets. As of the date of this prospectus, none of our Consolidated Entities has declared or paid any dividends or made any distributions to their respective holding companies, including Maase, nor does any of them have intention to do so, except that before AIFU and its subsidiaries ceased to be the Company’s subsidiaries, AIFU’s mainland China subsidiaries have previously declared and paid dividends to its Hong Kong subsidiaries and AIFU itself has previously paid dividends to its shareholders on a quarterly basis. As of the date of this prospectus, Maase has not declared any dividend and does not have a plan to declare a dividend to its shareholders. No cash has been transferred to our investors.

The Holding Foreign Companies Accountable Act

Pursuant to the Holding Foreign Companies Accountable Act, which was enacted on December 18, 2020 and further amended by the Consolidated Appropriations Act, 2023 signed into law on December 29, 2022, or the HFCA Act, if the SEC determines that we have filed audit reports issued by a registered public accounting firm that has not been subject to inspections by the Public Company Accounting Oversight Board, or the PCAOB, for two consecutive years, the SEC shall prohibit our shares or Class A Ordinary Shares from being traded on a national securities exchange or in the over-the-counter trading market in the United States. Trading in our securities on U.S. markets, including the Nasdaq Global Market, will be prohibited under the HFCA Act if the PCAOB determines that it is unable to inspect or investigate completely our auditor for two consecutive years.

On December 16, 2021, the PCAOB issued the HFCA Act Determination Report to notify the SEC of its determinations that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong, or the 2021 Determinations, including our auditor. On December 29, 2022, the Consolidated Appropriations Act, 2023 was signed into law, which, among others, amended the HFCA Act to reduce the number of consecutive years an issuer can be identified as a Commission-Identified Issuer before the SEC must impose an initial trading prohibition on the issuer’s securities from three years to two. Therefore, once an issuer is identified as a Commission-Identified Issuer for two consecutive years, the SEC is required under the HFCA Act to prohibit the trading of the issuer’s securities on a national securities exchange and in the over-the-counter market.

Our current auditor, Enrome LLP which replaced Deloitte Touche Tohmatsu Certified Public Accountants LLP on January 23, 2025, is headquartered in Singapore and subject to inspection by the PCAOB. Our current auditor was not among the PCAOB-registered public accounting firms headquartered in mainland China or Hong Kong that were subject to 2021 Determinations. As a result, we do not believe we are at risk of having our securities subject to a trading prohibition under the HFCA Act unless a new determination is made by the PCAOB.

On December 15, 2022, the PCAOB issued a report that vacated its December 16, 2021 determination and removed mainland China and Hong Kong from the list of jurisdictions where it was unable to inspect or investigate completely registered public accounting firms. Each year, the PCAOB will determine whether it can inspect and investigate completely audit firms in mainland China and Hong Kong, among other jurisdictions. If the PCAOB determines in the future that it no longer has full access to inspect and investigate completely accounting firms in mainland China and Hong Kong and we use an accounting firm headquartered in one of these jurisdictions to issue an audit report on our financial statements filed with the SEC, we would be identified as a Commission-Identified Issuer following the filing of the annual report on Form 20-F for the relevant fiscal year. There can be no assurance that we would not be identified as a Commission-Identified Issuer for any future fiscal year, and if we were so identified for two consecutive years, we would become subject to the prohibition on trading under the HFCA Act. Any audit reports not issued by auditors that are completely inspected or investigated by the PCAOB, or a lack of PCAOB inspections of audit work undertaken in mainland China and Hong Kong that prevents the PCAOB from regularly evaluating our auditor’s audits and their quality control procedures, could result in a lack of assurance that our financial statements and disclosures are adequate and accurate, which could result in limitation or restriction to our access to the U.S. capital markets and trading of our securities.

For details, see “Item 3. Key Information—D. Risk Factors— Risks Related to Doing Business in China—If the PCAOB is unable to adequately inspect our auditors as required under the Holding Foreign Companies Accountable Act, the SEC will prohibit the trading of our Class A ordinary shares. A trading prohibition may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct adequate inspections of our auditors deprives our investors of the benefits of such inspections, which could cause investors and potential investors in the Class A ordinary shares to lose confidence in the audit procedures and reported financial information and the quality of our financial statements.” in the 2025 Annual Report.

Summary of Risk Factors

Investing in our securities involves significant risks. Below please find a summary of the principal risks we face, organized under relevant headings. These risks are discussed more fully in the section titled “Risk Factors” and in “Item 3. Key Information—D. Risk Factors” in the 2025 Annual Report, which is incorporated by reference into this prospectus and in the accompanying prospectus supplement. The summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial statements included and incorporated by reference in this prospectus and the accompanying prospectus supplement. In addition to this summary, we urge you to read the entire prospectus carefully, especially the risks discussed under “Risk Factors,” before deciding whether to buy our securities.

Risk Related to Recent Development in Our Newly Acquired Businesses

We are subject to risks and uncertainties related to recent development in our business and this offering:

●	We rely on the Huazhi Contractual Agreements with Huazhi Future and its shareholders for purposes of consolidating Huazhi Group as a VIE under U.S. GAAP, which may not be as effective as direct equity ownership and could materially and adversely affect our business.

●	We may not be able to compete successfully or implement our growth strategies, which could materially and adversely affect our business, financial condition and results of operations.

●	If we do not successfully develop, commercialize and distribute our products and services, or if our operations or logistics are disrupted, our business may suffer.

●	Our newly acquired businesses have limited operating histories and are subject to significant uncertainties, which may make it difficult for us to evaluate their prospects and could materially and adversely affect our business.

●	Our computing power and algorithm solutions service currently relies heavily on third-party computing resource suppliers and does not currently own computing infrastructure, which may limit our operational control and adversely affect our business.

●	We have not secured definitive financing for the proposed Stars Distributed Intelligent Computing Center Project under our computing power and algorithm solutions service, and the significant capital expenditures required for such project may increase our financial and operational risks.

●	The operation of the computing sites comprising the Stars Distributed Intelligent Computing Center Project will expose us to risks associated with data center and computing infrastructure operations, which could materially and adversely affect our computing power and algorithm solutions service.

Risks Related to Our Corporate Structure

We are also subject to risks and uncertainties related to our corporate structure, including but not limited to the following:

●	If the PRC government finds that the historical contractual arrangements that established the structure for operating our former businesses in China did not comply with PRC regulations, or if these regulations or the interpretation of existing regulations were to change in the future and be applied retroactively, we could be subject to severe penalties or be forced to relinquish the historical economic benefits we derived from those operations.

●	If we were deemed to be an investment company under the Investment Company Act of 1940, applicable restrictions could make it impractical for us to continue our business as contemplated and could have a material adverse effect on our business and the price of our ordinary shares.

Risks Related to Doing Business in China

We face risks and uncertainties related to doing business in China in general, including but not limited to the following:

●	The approval of and filing with the CSRC or other PRC government authorities may be required in connection with our future offshore offerings, capital raising activities and acquisitions or other trading arrangements of domestic enterprises conducted by China-based issuers, we must file with the CSRC within three business days after the issuance, and also may be required to go through cybersecurity review under the new laws and the draft laws and regulations of mainland China, and, if required, we cannot predict whether or for how long we will be able to obtain such approval or complete such filing or other regulatory procedures;

●	Adverse changes in the political and economic policies of the PRC government could have a material adverse effect on the overall economic growth of China, which could adversely affect our business;

●	Fluctuations in exchange rates may have a material adverse effect on your investment;

●	Governmental control of conversion of Renminbi into foreign currencies may limit our ability to utilize our revenues effectively and affect our operations and the value of your investment;

●	PRC regulations relating to the establishment of offshore special purpose companies by PRC residents and filing requirements for overseas securities offering by offshore special purpose companies established by PRC residents may subject our PRC resident beneficial owners or our PRC subsidiaries to liability or penalties, limit our ability to inject capital into our PRC subsidiaries, limit our PRC subsidiaries’ ability to increase its registered capital or distribute profits to us, or may otherwise adversely affect us;

●	We may rely principally on dividends and other distributions on equity paid by our PRC subsidiaries to fund any cash and financing requirements we may have, and any limitation on the ability of our PRC subsidiaries to pay dividends to us could have a material adverse effect on our ability to conduct our business;

●	PRC regulation of loans to and direct investment in PRC entities by offshore holding companies and governmental control of conversion of foreign currencies into Renminbi may delay or prevent us from using any offshore cash we may have to make loans to our PRC subsidiaries and the consolidated VIE or to make additional capital contributions to our PRC subsidiaries, which could materially and adversely affect our liquidity and our ability to fund and expand our business; and

●	Any failure to comply with PRC regulations regarding the registration requirements for share incentive plans may subject the PRC plan participants or us to fines and other legal or administrative sanctions.

Risks Related to Our Class A Ordinary Shares

We are subject to risks and uncertainties related to our ordinary shares, including but not limited to the following:

●	We may be unable to comply with the applicable continued listing requirements of Nasdaq;

●	The PRC government’s significant oversight over our business operation could result in a material adverse change in our operations and the value of our Class A Ordinary Shares;

●	If the PCAOB is unable to adequately inspect our auditors as required under the Holding Foreign Companies Accountable Act, the SEC will prohibit the trading of our Class A Ordinary Shares. A trading prohibition may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct adequate inspections of our auditors deprives our investors of the benefits of such inspections, which could cause investors and potential investors in the Class A Ordinary Shares to lose confidence in the audit procedures and reported financial information and the quality of our financial statements;

●	Our results of operations and the value of our Class A Ordinary Shares may be affected by geopolitical events, trade tensions and other developments beyond our control, which may in turn adversely affect the economic and market conditions in China and globally;

●	The market price for our Class A Ordinary Shares may continue to be volatile;

●	Under our dual-class share structure with different voting rights, holders of Class B Ordinary Shares have complete control of the outcome of matters put to a vote of shareholders, which may limit ability of holders of our Class A Ordinary Shares to influence corporate matters and could discourage others from pursuing any change of control transactions that holders of our Class A Ordinary Shares may view as beneficial;

●	The dual-class structure of our ordinary shares may adversely affect the trading market for our Class A Ordinary Shares;

●	We do not expect to pay dividends in the foreseeable future and you may have to rely on price appreciation of our Class A Ordinary Shares for any return on your investment; and

●	Substantial future sales or perceived potential sales of our Class A Ordinary Shares in the public market could cause the price of our Class A Ordinary Shares to decline.

FORWARD-LOOKING STATEMENTS

This prospectus, an applicable prospectus supplement, and our SEC filings that are incorporated by reference into this prospectus contain or incorporate by reference forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are “forward-looking statements,” including any projections of earnings, revenue or other financial items, any statements of the plans, strategies, and objectives of management for future operations, any statements concerning proposed new projects or other developments, any statements regarding future economic conditions or performance, any statements of management’s beliefs, goals, strategies, intentions, and objectives, and any statements of assumptions underlying any of the foregoing. Specifically, forward-looking statements may include statements relating to:

●	our goals and strategies;

●	our future business development, financial condition and results of operations;

●	the expected growth of the industries in which we operate;

●	our ability to integrate newly acquired businesses;

●	our expectations regarding demand for and market acceptance of the products and services we distribute, manage or offer;

●	our expectations regarding keeping and strengthening our relationships with product providers;

●	relevant government policies and regulations relating to the industries in which we operate;

●	our ability to attract and retain qualified employees;

●	our ability to stay abreast of market trends and technological advances;

●	our plans to invest in research and development to enhance our product choices and service offerings;

●	competition in the industries in which we operate;

●	general economic and business conditions in China and internationally;

●	other conditions affecting our business, including geopolitical events, trade tensions, natural disasters, health epidemics and other developments beyond our control;

●	our ability to obtain certain licenses and permits necessary to operate and expand our businesses; and

●	our ability to effectively protect our intellectual property rights and not infringe on the intellectual property rights of others.

●	other risks and uncertainties indicated in this prospectus, including those set forth under the section entitled “Risk Factors”; and

●	other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this prospectus, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. For a discussion of the risks involved in our business and investing in our securities, see “Item 3. Key Information — D. Risk Factors” in our 2025Annual Report, which is incorporated by reference in to this prospectus, and the section titled “Risk Factors.”.

CORPORATE INFORMATION

Our Corporate Structure

We are a holding company incorporated in the Cayman Islands and not an operating company. As of the date of this prospectus, as a holding company with no material operations of our own, we conduct our business through our PRC subsidiaries and consolidated entities.

The following diagram illustrates our corporate structure as of the date of this prospectus, including our significant subsidiaries directly or indirectly owned by us through equity ownership:

The Huazhi Contractual Agreements, pursuant to which we consolidate the financial results of Huazhi Future in our consolidated financial statements in accordance with U.S. GAAP, consist of the following agreements:

●	The Exclusive Business Cooperation Agreement by and between Huazhi Future and Shenzhen Huazhixing Management Consulting Co., Ltd. (“Shenzhen Huazhixing”), dated February 10, 2026, pursuant to which Shenzhen Huazhixing has agreed to provide comprehensive technical support and development, consulting services and other related services to Huazhi Future on exclusive basis, and Huazhi Future has agreed to pay Shenzhen Huazhixing an annual service fee in an amount equal to its net profits for the preceding fiscal year;

●	The Call Option Agreement by and among Shenzhen Huazhixing and shareholders of Huazhi Future, dated February 10, 2026, pursuant to which each shareholder of Huazhi Future granted Shenzhen Huazhixing an exclusive option to purchase all or a portion of their respective equity interest in Huazhi Future at the minimum price permitted under applicable PRC laws and regulations;

●	The Equity Pledge Agreement by and between Shenzhen Huazhixing, and each shareholder of Huazhi Future, dated February 10, 2026, respectively, pursuant to which each shareholder of Huazhi Future pledged their respective equity interest in Huazhi Future to Shenzhen Huazhixing to secure their obligations under the Exclusive Business Cooperation Agreement and the Call Option Agreement. As of the date of this prospectus, the equity pledges under the Equity Pledge Agreement have been registered with competent PRC regulatory authority; and

●	The Power of Attorney granted by each shareholder of Huazhi Future on February 10, 2026, pursuant to which each shareholder of Huazhi Future irrevocably appointed Shenzhen Huazhixing as their exclusive agent and attorney to act on their behalf on all shareholder matters of Huazhi Future and exercise all rights as shareholders of Huazhi Future.

Our principal executive offices are located at Building 48, Zhixin Manufacturing Valley Industrial Park, No. 52 Yangzhou Road, Economic Development Zone, Laixi, Qingdao, Shandong Province, People’s Republic of China, 266000. Our telephone number is +86-532-66030885. Our registered office in the Cayman Islands is Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands. Our agent for service of process in the United States is Cogency Global Inc., located at 122 East 42nd Street, 18th Floor New York, N.Y. 10168, United States.

The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov. You can also find information on our website at https://ir.maaseai.com. The information contained on our website is not a part of this prospectus.

As a foreign private issuer, we are exempt under the Exchange Act from, among other things, the rules prescribing the furnishing and content of proxy statements, and our executive officers, directors and principal shareholders are exempt from short-swing profit recovery provisions contained in Section 16 of the Exchange Act. In addition, we will not be required under the Exchange Act to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act.

IMPLICATIONS OF BEING A FOREIGN PRIVATE ISSUER

We are incorporated in the Cayman Islands, and more than 50 percent of our outstanding voting securities are not directly or indirectly held by residents of the United States. Therefore, we are a “foreign private issuer,” as defined in Rule 405 under the Securities Act and Rule 3b-4(c) under the Exchange Act. As a result, we are not subject to the same requirements as U.S. domestic issuers. Under the Exchange Act, we are subject to reporting obligations that, to some extent, are more lenient and less frequent than those of U.S. domestic reporting companies. For example, we are not required to issue quarterly reports or proxy statements. We are not required to disclose detailed individual executive compensation information. Furthermore, our directors and executive officers are not subject to the insider short-swing profit disclosure and recovery regime. In addition, as a company incorporated in the Cayman Islands, we are permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from The Nasdaq Stock Market LLC (“Nasdaq”) corporate governance requirements. Currently, we have elected to follow home country practice in the Cayman Islands in lieu of Nasdaq Listing Rules, including Rule 5620(a), which requires each issuer to hold annual meeting of shareholders no later than one year after the end of the Company’s fiscal year-end, as well as Rule 5635(a), Rule 5635(b), Rule 5635(c) and Rule 5635(d) which require shareholder approval prior to certain shares issuances by us. These practices may afford less protection to shareholders than they would enjoy if we complied fully with the Nasdaq corporate governance requirements.

Effective on March 18, 2026, our directors and officers are subject to the reporting requirements of Section 16(a) of the Exchange Act pursuant to the Holding Foreign Insiders Accountable Act and are required to file reports on Forms 3, 4 and 5 with the SEC regarding their beneficial ownership of, and transactions in, our equity securities.

RISK FACTORS

Investing in our securities involves risks. Before making an investment decision, you should carefully consider the risks described under “Risk Factors” under the heading “Item 3. Key Information—D. Risk Factors” in the 2025 Annual Report, which is incorporated in this prospectus by reference, as updated by our subsequent filings under the Exchange Act that are incorporated herein by reference, together with all of the other information appearing in this prospectus or incorporated by reference into this prospectus, in light of your particular investment objectives and financial circumstances. In addition to those risk factors, there may be additional risks and uncertainties of which management is not aware or focused on or that management deems immaterial. Our business, financial condition, or results of operations could be materially adversely affected by any of these risks. The trading price of our securities could decline due to any of these risks, and you may lose all or part of your investment. See sections titled “Where You Can Find Additional Information” and “Incorporation of Information by Reference” of this prospectus.

Additionally, investing in the Resale Shares is subject to the following risk factors.

Risk Related to Our Newly Acquired Businesses

We rely on Huazhi Contractual Agreements with Huazhi Future and its shareholders for purposes of consolidating Huazhi Group as a VIE under U.S. GAAP, which may not be as effective as direct equity ownership and could materially and adversely affect our business.

We do not directly own equity interests in Huazhi Group. Instead, we exercise control over Huazhi Group through the Huazhi Contractual Agreements entered into among us, Huazhi Future, and its shareholders. For accounting purposes and in accordance with U.S. GAAP, we have determined that Huazhi Group is a VIE and that we are its primary beneficiary because we satisfy the conditions for consolidation under ASC Topic 810-10. Accordingly, we consolidate the financial results of Huazhi Group in our consolidated financial statements.

We relied on the Huazhi Contractual Agreements because Huazhi Group holds licenses for value-added telecommunications services (Category II), which are subject to foreign investment restrictions under PRC law. A change in ownership that results in Huazhi Group becoming a foreign-invested enterprise would require cancellation of these licenses. Accordingly, in order to preserve these licenses, we have adopted the VIE structure instead of directly holding equity interests in Huazhi Group.

The Huazhi Contractual Agreements may not be as effective as direct equity ownership in providing us with the ability to satisfy the conditions required for consolidation under U.S. GAAP. If Huazhi Future or its shareholders fail to perform their respective obligations under the Huazhi Contractual Agreements, we may have to rely on legal remedies under PRC law, including seeking specific performance or injunctive relief. Such remedies may be time-consuming, costly, and subject to uncertainty. There can be no assurance that such remedies would be effective or sufficient to prevent disruptions to Huazhi Group’s operations.

In addition, the Huazhi Contractual Agreements have not been tested in a court of law in the PRC, and there is uncertainty as to whether PRC regulatory authorities would determine that such arrangements comply with existing or future laws and regulations. If the Huazhi Contractual Agreements were determined to be invalid or unenforceable, or if we otherwise fail to satisfy the conditions to be considered the primary beneficiary of Huazhi Group under U.S. GAAP, we may not be able to consolidate Huazhi Group in our consolidated financial statements. Any such event could materially and adversely affect our business, financial condition, and results of operations, and could cause the value of our securities to decline significantly or become worthless.

The Huazhi Contractual Agreements and any other arrangements and transactions among related parties that we currently have or will have in future, may be subject to scrutiny by the PRC tax authorities, which may determine that we owe additional taxes, which could substantially reduce our consolidated net income and the value of your investment.

Under applicable PRC laws and regulations, arrangements and transactions among related parties may be subject to audit or challenge by the PRC tax authorities. We are not able to determine whether the Huazhi Contractual Agreements or any other arrangements and transactions among related parties that we currently have or will have in future will be regarded by the PRC tax authorities as arm’s length transactions. We could face material and adverse tax consequences if the PRC tax authorities determine that our current contractual arrangements or any other arrangements and transactions among related parties are not entered into on an arm’s-length basis, and therefore constitute favorable transfer pricing. As a result, the PRC tax authorities could require us to adjust our taxable income upward for PRC tax purposes, which could increase Huazhi Future’s tax expenses, subject us to late payment fees and other penalties for under-payment of taxes, and result in the loss of any preferential tax treatment we may have. As a result, our consolidated net income may be adversely affected.

The shareholders of Huazhi Future may have potential conflicts of interest with us, which may materially and adversely affect our business and financial condition.

The shareholders of Huazhi Future may have conflicts of interest with us. We do not have existing arrangements to address potential conflicts of interest between these shareholders and our group other than the Huazhi Contractual Agreements and cannot assure you that when conflicts arise, these shareholders will act in the best interest of our group or that conflicts will be resolved in our favor. If we cannot resolve any conflicts of interest or disputes between us and these shareholders, we may have to rely on legal proceedings, which may materially disrupt our business. There is also substantial uncertainty as to the outcome of any such legal proceeding. If any of the foregoing were to occur, our business, financial condition and results of operations may be materially and adversely affected.

We may lose the ability to use and enjoy assets held by Huazhi Future and its subsidiaries that are material to the operation of certain portion of our business if Huazhi Future or any of its subsidiaries goes bankrupt or become subject to a dissolution or liquidation proceeding.

As part of the Huazhi Contractual Agreements, Huazhi Future and its subsidiaries hold certain assets that are material to the operation of our business. If Huazhi Future or any of its subsidiaries goes bankrupt and all or part of its assets become subject to liens or rights of third-party creditors, we may be unable to continue some or all of our business activities, which could materially and adversely affect our business, financial condition and results of operations. Under the Huazhi Contractual Agreements, Huazhi Future may not, in any manner, sell, transfer, mortgage or dispose of its assets or legal or beneficial interests in the business without our prior consent. If Huazhi Future or any of its subsidiaries undergoes a voluntary or involuntary liquidation proceeding, independent third-party creditors may claim rights to some or all of these assets, thereby hindering our ability to operate our business, which could materially and adversely affect our business, financial condition and results of operations.

We may not be able to compete successfully or implement our growth strategies, which could materially and adversely affect our business, financial condition and results of operations.

Our industries are highly competitive and subject to rapidly changing consumer preferences, technological developments and market conditions. Many of our current and potential competitors have longer operating histories, greater brand recognition, broader customer bases, more established distribution networks, and significantly greater financial, marketing and technical resources than we do.

Our future success depends, largely, on our ability to implement our growth strategies effectively, including, developing and commercializing smart technology and new energy solutions following our acquisition of Real Prospect Group and developing our computing power and algorithm solutions services following our acquisition of Huazhi Group and expanding our health and wellness product offerings following our acquisition of Carve Group.

With respect to our smart technology and new energy solutions business by Real Prospect Group, our growth strategy involves operating and expanding electric vehicle charging services as well as expanding sale of charging equipment, including mobile charging robots, fixed charging piles and modular residential energy storage systems. The sale of charging equipment requires us to manage different operational, manufacturing, inventory, pricing and working capital requirements than service-based operations. Our ability to execute this strategy depends on factors such as technological performance, market acceptance, infrastructure availability, third-party cooperation, and our ability to compete with other charging service providers and equipment manufacturers.

With respect to our computing power and algorithm solutions services by Huazhi Group, our growth strategy includes the planned implementation of the Stars Distributed Intelligent Computing Center Project, which contemplates the development of distributed intelligent computing infrastructure, with the Shizhu computing center project intended to be the first site. The implementation of computing center projects would require us to manage substantial capital expenditures, financing arrangements, and ongoing operational and capacity utilization. Our ability to execute this strategy depends on factors such as the availability of financing on commercially reasonable terms, regulatory compliance, construction and technical integration progress, market demand for computing services, and our ability to compete with other computing infrastructure operators and service providers.

With respect to our health and wellness product business by Carve Group, our growth strategy involves developing and commercializing traditional health and wellness products, including bird’s nest based products, while also advancing herbal medicine and ginseng related resource operations. Our ability to expand these businesses depends on, among other things, our ability to identify and respond to consumer trends, develop and launch new products, ensure stable sourcing of raw materials, comply with applicable regulatory requirements, establish effective distribution arrangements, and compete with other health and wellness brands. As a multi-product and early stage business, our health and wellness product business faces increased complexity and uncertainty regarding consumer demand, pricing, product acceptance and cost control.

We may fail to implement these growth strategies successfully and timely. If we are unable to identify and capture new customers, expand sales and distribution channels, commercialize new products or services, or effectively compete in our target markets, we may not be able to grow our revenues or improve our operating results. Any failure to execute our growth strategies, or any investment in growth initiatives that ultimately proves unsuccessful, could materially and adversely affect our business, financial condition and results of operations.

If we do not successfully develop, commercialize and distribute our products and services, or if our operations or logistics are disrupted, our business may suffer.

Our success depends in part on our ability to continually develop, commercialize and distribute products and services that meet evolving customer demands in smart technology, computer power and algorithm solutions and health and wellness markets. Consumer preferences in these markets change frequently, and our ability to respond to such changes through timely product development and service enhancement is critical to our growth. New product introductions involve risks, including the possibility that products may not achieve market acceptance, may not be launched on a timely basis, or may fail to meet quality, cost or regulatory requirements. If we are unable to commercialize new or existing products successfully, our revenues may not grow as expected, or may decline. In our smart technology and new energy business, we rely on the effective operation and deployment of charging services and charging equipment. Our operations depend on the availability of suitable sites, infrastructure connectivity, equipment performance, maintenance capabilities, and third-party service providers. Any failure of equipment, disruption in operations, delay in deployment, or inability to efficiently manage logistics, inventory or fulfillment could adversely affect customer satisfaction and revenue generation.

In addition, our operations may be vulnerable to disruptions caused by factors beyond our control, including supply chain interruptions, natural or man-made disasters, public health events, labor disputes, system failures or transportation and logistics issues. Such disruptions could delay product deliveries, interrupt service operations, increase costs, or damage our reputation. If we are unable to successfully develop and commercialize our products and services, efficiently operate and scale our logistics and fulfillment capabilities, or mitigate the impact of operational disruptions, our business, financial condition and results of operations could be materially and adversely affected.

Our newly acquired businesses have limited operating histories and are subject to significant uncertainties, which may make it difficult for us to evaluate their prospects and could materially and adversely affect our business.

Our recently acquired businesses operate in industries in which we have limited historical operating experience, and certain of these businesses have operated for only a relatively short period of time in their current form or business focus.

Because of the limited operating histories of these newly acquired businesses in their current forms, there is limited historical information available to evaluate their performance, growth trajectory, cost structure, customer adoption, pricing dynamics or long-term profitability. These businesses may require additional time and resources to establish stable operations, optimize products and services, and achieve sustainable revenue growth. Accordingly, our expectations regarding the future performance of these businesses may not be realized, and we may experience losses, volatility in results of operations or delays in achieving profitability. Any failure of these businesses to develop as anticipated could materially and adversely affect our business, financial condition and results of operations.

We may not be able to successfully integrate and manage our newly acquired businesses, which could divert management attention and adversely affect our operations.

We acquired Carve Group and Real Prospect Group in 2025 and Huazhi Group in 2026 as part of our strategic transition into new operating segments. As a result, both businesses have limited operating histories under our direction and, in certain respects, limited operating histories in their current form. Carve Group’s health and wellness product business remains at an early stage of commercialization, and portions of its operations are pre-revenue. Real Prospect Group is undergoing a major business expansion from a pure service based model to one that includes the sale of charging equipment. Huazhi Group is also undergoing business transition responding to market conditions and management decisions.

Because these businesses are in early stages of development or transition, their historical results may not be indicative of future performance. We face uncertainty in forecasting revenues, costs, cash flows and profitability, and we may not be able to accurately assess the long-term prospects of these businesses. If these acquired businesses do not perform as expected, our consolidated results of operations and financial condition could be materially and adversely affected.

We intend to grow through acquisitions or joint ventures and we may not successfully integrate, operate or realize the anticipated benefits of such business combinations.

As part of our strategic initiatives, we intend to continue pursuing acquisitions or joint ventures. Our future acquisition strategy will be based on identifying and acquiring brands with products that complement our existing products and identifying and acquiring brands in new categories and new geographies for the purpose of expanding our platform of health and wellness products and the smart technology and new energy solutions sectors. Although we regularly evaluate multiple acquisition candidates, we cannot be certain that we will be able to successfully identify suitable acquisition candidates, negotiate acquisitions of identified candidates on favorable terms, or integrate acquisitions that we complete.

Acquisitions involve numerous risks and uncertainties, including intense competition from other potential acquirers, which could increase target prices and/or materially and adversely affect our ability to consummate deals on favorable terms, the potential unavailability of financial resources necessary to consummate acquisitions, the risk that we improperly value and price a target, the potential inability to identify all of the risks and liabilities inherent in a target company or assets notwithstanding our diligence efforts, the diversion of management’s attention from the day-to-day operations of our business and additional strain on our existing personnel, increased leverage resulting from the additional debt financing that may be required to complete an acquisition, dilution of our net current book value per share if we issue additional equity securities to finance an acquisition, difficulties in identifying suitable acquisition targets or in completing any transactions identified on sufficiently favorable terms and the need to obtain regulatory or other governmental approvals that may be necessary to complete acquisitions.

Any future acquisitions may pose risks associated with entry into new geographic markets, and our current markets, distribution channels, lines of business or product categories, where we may not have significant prior experience and where we may not be as successful or profitable as we are in businesses and geographic regions where we have greater familiarity and brand recognition. Potential acquisitions may entail significant transaction costs and require a significant amount of management time and distraction from our core business, even where we are unable to consummate or decide not to pursue a particular transaction.

In addition to the risks above, even when acquisitions are completed, integration of acquired entities can involve significant difficulties. These difficulties include failure to achieve financial or operating objectives with respect to an acquisition, systems, operational and managerial controls and procedures, the need to modify systems or to add management resources, difficulties in the integration and retention of consumers or personnel and the integration and effective deployment of operations or technologies, amortization of acquired assets (which would reduce future reported earnings), possible adverse short-term effects on cash flows or operating results, integrating personnel with diverse backgrounds and organizational cultures, coordinating sales and marketing functions and failure to obtain and retain key personnel of an acquired business. Failure to manage these acquisition growth risks could have an adverse effect on our business.

Our revenues from smart technology and new energy operations may be subject to variability due to changes in business mix, customer demand and cost structure.

Following the acquisition of Real Prospect Group, our smart technology and new energy operations include electric vehicle charging services and sales of charging equipment, including mobile charging robots and fixed charging piles. These activities involve different revenue models, cost structures and margin profiles. Revenues from charging services may fluctuate based on utilization rates, site availability and customer demand, while revenues from equipment sales may be affected by product acceptance, pricing pressure, inventory management and sales cycles. Changes in the mix of service revenue and product sales could result in variability in our revenues, gross margins and operating results from period to period, making our financial performance more difficult to predict.

Our smart technology and new energy operations depend on our ability to obtain, maintain and enforce intellectual property rights, and any failure to do so could materially and adversely affect our business.

A key part of the value proposition of our smart technology and new energy operations relates to proprietary know-how and technology, including certain charging and charging related system designs and software. However, one of the acquired operating entities has a number of the identified patent applications that are not yet granted and remain unapproved, including patents relating to, among other things, a new energy vehicle charging container system and wireless charging robotics systems. There can be no assurance that these patent applications will be approved on acceptable terms, on a timely basis, or at all, or that any patents that are ultimately issued will provide meaningful protection against competitors or will not be challenged, invalidated or circumvented.

In addition, the acquired business relies on software and platform functionality supported by registered software copyrights, including software related to charging path optimization/navigation, charging duration management platforms, battery health evaluation systems, robot fault warning software, power conversion systems and user demand response software. If we fail to maintain the confidentiality of trade secrets, experience unauthorized disclosure or misappropriation, encounter claims of infringement or misappropriation by third parties, or are unable to secure or maintain rights in key software or technical components, we could be required to redesign products, discontinue certain offerings, incur substantial litigation or licensing costs, or suffer reputational harm. Any of these events could materially and adversely affect our business, financial condition and results of operations.

We may be subject to claims alleging that our smart technology and new energy solutions products or services infringe third-party intellectual property rights, which could be costly and disruptive.

Companies operating in technology intensive sectors frequently face claims alleging infringement of patents, copyrights, trade secrets or other proprietary rights. Even if such claims are without merit, they can be time consuming and expensive to defend and may divert management’s attention and resources. Given that our acquired operations include patent applications and software copyrights and involve technical systems and software implementation, we may be exposed to third-party claims relating to similar technologies, algorithms, control systems, software features or implementations. If we are found to infringe a third party’s intellectual property rights, we could be required to cease manufacturing or sales of certain products or services, pay damages or royalties, enter into costly licensing arrangements, if available at all, or redesign our technologies. Any of these outcomes could materially and adversely affect our business and operating results.

Our computing power and algorithm solutions service currently relies heavily on third-party computing resource suppliers and does not currently own computing infrastructure, which may limit our operational control and adversely affect our business.

Our computing power and algorithm solutions service currently operates under a light-asset model, aggregating computing capacity from third-party suppliers and computing centers to provide services to government and enterprise customers. We currently do not own or operate data centers or computing infrastructure. As a result, our ability to deliver computing services depends on the continued availability, pricing, performance, and reliability of external computing resource providers.

Although we have proposed the Stars Distributed Intelligent Computing Center Project as part of our growth strategy, including the Shizhu computing center project as the intended first site, this initiative remains in the planning stage and has not been implemented as of the date of this filing. Accordingly, we do not currently generate revenue from self-owned computing infrastructure, and there can be no assurance that such project will be completed or will materially reduce our reliance on third-party suppliers.

We do not control the operation, maintenance, capacity allocation, or pricing policies of third-party computing resource suppliers. If such suppliers reduce available capacity, increase prices, experience operational failures, fail to meet performance standards, terminate cooperation arrangements, or prioritize other customers, we may be unable to secure sufficient computing resources on commercially reasonable terms or at all. Increased market demand for high-performance computing resources may further intensify competition for supply and increase procurement costs.

Because we do not currently own the underlying computing infrastructure, we may have limited ability to control long-term cost structures, ensure stable capacity, optimize operational efficiencies, or differentiate our services based on proprietary assets. If we experience disruptions in computing resource supply, significant cost increases, service quality issues, or competitive disadvantages resulting from our lack of self-owned infrastructure, our ability to fulfill customer obligations and maintain margins could be materially and adversely affected, which in turn could adversely affect our consolidated financial condition and results of operations.

We have not secured definitive financing for the proposed Stars Distributed Intelligent Computing Center Project under our computing power and algorithm solutions service, and the significant capital expenditures required for such project may increase our financial and operational risks.

Stars Distributed Intelligent Computing Center Project is part of the growth strategy of our computing power and algorithm solutions service, with the Shizhu computing center project intended to be the first site. However, this initiative remains in the planning stage and has not been implemented as of the date of this filing. We are in discussions with certain counterparties in connection with the proposed development of the Shizhu computing center project. These discussions include a proposed power supply arrangement with an energy enterprise under which electricity would be supplied at market-based pricing, as well as a proposed agreement with local government that is expected to provide certain incentives, including potential tax benefits, land-use support and other preferential policies. As of the date of this prospectus, these arrangements have not been finalized and no binding agreements have been executed.

In addition, the financing structure for the project has not been finalized, and no binding equity or debt financing agreements have been executed. We currently expect that financing for the Shizhu site may be arranged at the project company level through a combination of equity investment and debt financing from external investors. If financing is obtained, such arrangements may require pledging of project assets, including computing equipment or related infrastructure, granting of security interests, provision of guarantees, or acceptance of restrictive covenants. These terms could increase our leverage, restrict our operational flexibility, require dedication of cash flows to debt service, or otherwise adversely affect our liquidity and financial condition. If financing is not obtained on acceptable terms, or at all, we may delay, scale back, or terminate the Shizhu site or the broader project.

In addition, the development of computing centers under the proposed Stars Distributed Intelligent Computing Center Project would require significant upfront capital expenditures and such expenditures would be incurred prior to the generation of revenue from these facilities. The project may also be subject to construction delays, cost overruns, equipment delivery delays, technical integration challenges, lower-than-expected utilization rates, or changes in market demand for computing services. If actual costs exceed our expectations, if revenue generation is delayed, or if utilization rates are lower than anticipated, our financial condition and results of operations could be materially and adversely affected.

The operation of the computing sites comprising the Stars Distributed Intelligent Computing Center Project will expose us to risks associated with data center and computing infrastructure operations, which could materially and adversely affect our computing power and algorithm solutions service.

The Stars Distributed Intelligent Computing Center Project will consist of multiple distributed computing sites. The operation of these computing sites will subject us to risks inherent in data center and computing infrastructure operations, including fire, power outages, telecommunications or network disruptions, liquid leakage from cooling or other systems, chip corrosion, equipment failure and other accidents or system malfunctions. Any such incident at one or more sites could result in damage to servers, chips and other critical equipment, loss of computing capacity, data loss, service interruptions and increased costs for repair or replacement.

The computing equipment and chips deployed in our facilities are sensitive to environmental conditions, including temperature, humidity and exposure to liquids or contaminants. Any failure of our cooling systems, electrical systems, network connectivity or environmental controls may impair the performance or lifespan of such equipment. In addition, prolonged power or network disruptions could interrupt our ability to provide computing power and algorithm solutions to customers, potentially resulting in contractual liabilities, customer claims, reputational harm and loss of business.

Although we intend to implement safety management measures, redundancy systems, monitoring mechanisms and insurance coverage, these measures may not be sufficient to prevent or fully mitigate the impact of such incidents. Any significant disruption or damage to the Stars Distributed Intelligent Computing Center Project could materially and adversely affect our computing power and algorithm solutions service, financial condition and results of operations.

If we are unable to retain our core technical personnel, particularly in our computing power and algorithm solutions business segment, or attract qualified replacements, our business and results of operations could be materially and adversely affected.

The success of our computing power and algorithm solutions business segment, which is operated through Huazhi Group, depends in large part on the continued services of our core technical personnel. These individuals possess specialized expertise and significant institutional knowledge relating to our computing infrastructure, algorithm development, system architecture and product optimization. The loss of any of our core technical personnel could disrupt ongoing projects, delay product development and impair our ability to maintain or enhance our technological capabilities.

Competition for qualified technical personnel is intense in the markets in which we operate, and we may not be able to attract or retain such personnel on commercially reasonable terms, or at all. Although we have entered into employment agreements and confidentiality and non-compete arrangements with certain key employees, these agreements may not be effective in preventing departures or in adequately protecting our proprietary technology and trade secrets.

If we fail to retain our core technical personnel or to timely recruit and integrate suitable replacements, our computing power and algorithm solutions business segment, as well as our overall business, financial condition and results of operations, could be materially and adversely affected.

If we are unable to continue to build and enhance brand recognition for our health and wellness products, demand for our products may be limited and our results of operations may be adversely affected.

The success of our health and wellness product business depends in part on our ability to establish and enhance brand recognition for our products, including bird’s nest based and related wellness products. Consumer purchasing decisions in this category are often influenced by brand perception, trust, perceived quality and awareness of product benefits. As a result, maintaining and strengthening brand recognition is critical to generating and sustaining demand. Our ability to build brand recognition depends on the effectiveness of our marketing strategies, promotional activities, distribution channels and consumer engagement efforts. If we are unable to differentiate our products, effectively communicate their value proposition, or maintain consumer trust, our brand recognition may stagnate or decline. Any failure to enhance or protect our brands could limit demand for our products and materially and adversely affect our business, financial condition and results of operations.

Our sales may be concentrated in a limited number of distribution channels or customer groups, and the loss of, or reduced demand from, such channels or customers could materially adversely affect our business.

Based on the current stage of the operations of Carve Group in our health and wellness product business, sales are conducted through a limited number of channels and customer groups, and we have not yet established a broad, diversified distribution base. As a result, our revenues may be disproportionately dependent on the performance of a relatively small number of channels, distributors or consumer segments. If any of these channels or customer groups reduce purchases, terminate relationships, experience financial difficulty or shift demand to competing products, our revenues could decline materially. In addition, our ability to expand sales may depend on our success in developing additional channels, distributors or retail placements, which may require additional investment and may not be achieved on acceptable terms, or at all.

Our growth may be limited if we are unable to expand distribution, increase product placement or secure additional shelf space or inventory allocation.

Future growth in our health and wellness product business depends in part on our ability to expand distribution, increase product placement and secure additional shelf space or inventory allocation across existing and new sales channels. Expanding distribution may require additional marketing expenditures, promotional incentives, pricing concessions or changes in product packaging and logistics. There can be no assurance that we will be successful in expanding distribution or that any such expansion will result in increased sales. If we are unable to obtain additional shelf space, inventory commitments or favorable placement, our ability to grow revenues may be constrained, even if consumer demand for our products increases.

We must expend resources to maintain consumer awareness of our brands, build brand loyalty and generate interest in our products. Our marketing strategies and channels will evolve and our programs may or may not be successful.

We rely on a range of marketing strategies and channels to promote our products, which may include online marketing, offline promotions, influencer or community based marketing and other initiatives. Consumer preferences and marketing effectiveness may change over time, requiring us to adapt our strategies. In order to remain competitive and expand and keep shelf placement for our products, we may need to increase our marketing and advertising spending to maintain and increase consumer awareness, protect and grow our existing market share or promote new products, which could affect our operating results. Substantial advertising and promotional expenditures may be required to maintain or improve our brand’s market position or to introduce new products to the market, and participants in our industry are increasingly engaging with non-traditional media, including consumer outreach through social media and web-based channels, which may not prove successful. An increase in our marketing and advertising efforts may not maintain our current reputation, or lead to increased brand awareness. There can be no assurance that our marketing programs will be effective or that changes in marketing strategy will result in increased brand recognition or sales. Ineffective marketing expenditures could reduce returns on investment and adversely affect our business and operating results.

Shortages, delays or interruptions in the supply, delivery or distribution of our products could adversely affect our business.

Our operations depend on the reliable sourcing, production, packaging and delivery of products. Disruptions in transportation, logistics, warehousing, distribution networks or third-party service providers could delay product availability, increase costs or result in lost sales. Such disruptions may arise from factors beyond our control, including transportation constraints, labor shortages, natural disasters, public health events, regulatory actions or operational failures by third-party logistics or distribution partners. Any sustained interruption in supply or delivery could materially and adversely affect our business and results of operations.

The cost of raw materials, ingredients, packaging and logistics may be volatile and could increase significantly, which could adversely affect our margins.

The production and distribution of our products require raw materials, ingredients, packaging materials and logistics services, the costs of which may fluctuate due to market conditions, supply-demand dynamics, regulatory changes, transportation costs or other factors. If the cost of raw materials, ingredients, packaging or logistics increases and we are unable to pass such increases on to customers through higher prices or other measures, our margins could decline. Significant cost volatility could also complicate pricing decisions and adversely affect our operating results.

If we are unable to maintain or increase prices for our products, our margins and profitability may decrease.

We rely in part on price increases to offset cost increases and improve the profitability of our business. Our ability to maintain prices or effectively implement price increases may be affected by a number of factors, including competition, effectiveness of our marketing programs, the continuing strength of our brand, market demand and general economic conditions, including inflationary pressures. During challenging economic times, consumers may be less willing or able to pay a price premium for our branded products and may shift purchases to lower-priced or other value offerings, making it more difficult for us to maintain prices and/or effectively implement price increases. In addition, our retail partners and distributors may pressure us to rescind price increases that we have announced or already implemented, whether through a change in list price or increased promotional activity. If we are unable to maintain or increase prices for our products or must increase promotional activity, our margins may be adversely affected. Furthermore, price increases generally result in volume losses, as consumers purchase fewer units. If such losses are greater than expected or if we lose distribution due to a price increase, our business, financial condition and results of operations may be materially and adversely affected.

The success of our health and wellness products depends on consumer acceptance, product quality and regulatory compliance, and failure in any of these areas could materially and adversely affect our business.

A significant portion of our current operations following the acquisition of Carve Group relates to the development, production and sale of traditional health and wellness products, including bird’s nest based products. The market for health and wellness products is sensitive to consumer preferences, perceptions of product efficacy and safety, pricing, branding and regulatory scrutiny. Our products must meet applicable quality standards and regulatory requirements relating to food safety, labeling, advertising and health related claims. Any failure to maintain consistent product quality, any real or perceived safety issue, or any determination by regulatory authorities that our products or marketing practices do not comply with applicable requirements could result in product recalls, enforcement actions, reputational harm, increased compliance costs or restrictions on our ability to sell such products. Any of these events could materially and adversely affect our revenues, results of operations and financial condition.

Our health and wellness product business is dependent on reliable sourcing, processing and supply of raw materials, and disruptions in our supply chain could adversely affect our operations.

Our health and wellness products rely on the sourcing and processing of specific raw materials, including bird’s nest and other natural or herbal inputs. The availability, quality and cost of these raw materials may be affected by factors beyond our control, including environmental conditions, regulatory requirements, supplier capacity, transportation disruptions and changes in market demand. In addition, certain stages of processing and production may depend on third-party manufacturers or service providers. Any disruption in our supply chain, failure by suppliers or processors to meet quality or delivery requirements, or inability to secure alternative sources on acceptable terms could delay production, increase costs or limit our ability to meet customer demand. Such disruptions could materially and adversely affect our business and operating results.

Our herbal resource and ginseng related operations may not generate economic returns and may expose us to asset impairment or ongoing costs without corresponding revenue.

Certain operations acquired as part of Carve Group involve herbal resource and ginseng related assets, which are currently pre-revenue and subject to long development cycles. The economic viability of these operations depends on factors such as cultivation success, yields, processing capabilities, market demand, pricing and regulatory treatment. There can be no assurance that these assets will be successfully commercialized or generate returns sufficient to justify the costs incurred. If these operations fail to achieve commercial viability, we may be required to incur ongoing maintenance or development costs without corresponding revenue or recognize impairment charges, which could materially and adversely affect our financial condition and results of operations.

Our health and wellness products are susceptible to heightened scrutiny regarding advertising, labeling and health related claims, and any perceived or actual inaccuracies could materially harm our brand and results of operations.

Our health and wellness product business includes the sale of bird’s nest products and bird’s nest peptide products and related marketing and consumer education. One product portfolio may include numerous differentiated product lines and peptide products that are marketed with consumer oriented benefit statements, including, for example, anti-aging, youth, health protection positioning. Health and wellness products that are marketed with benefit related messaging are often subject to heightened scrutiny by regulators, platforms and consumers regarding the substantiation and accuracy of advertising, labeling and related claims. If our advertising, promotional materials, product packaging, labeling or influencer messaging is alleged to be misleading, unsubstantiated, exaggerated or otherwise non-compliant, we may face regulatory inquiries or enforcement, platform takedowns, consumer disputes, product returns, reputational damage, and increased compliance costs. Any of these events could materially and adversely affect our revenues, financial condition and results of operations.

Litigation or legal proceedings could expose us to significant liabilities and have a negative effect on our reputation.

From time to time, we may be party to various claims and litigation proceedings. We evaluate these claims and litigation proceedings to assess the likelihood of unfavorable outcomes and to estimate, if possible, potential losses. We may establish reserves, as appropriate based on the information available to management at the time. These assessments and estimates involve a significant amount of management judgment and may differ materially from actual outcomes.

There is an additional risk that potential litigation may lead to adverse publicity, consumer confusion, distrust and additional legal challenges for us. Should we become subject to related or additional unforeseen lawsuits, including claims related to our products, labeling or advertising, which may vary in accordance with state and federal rules and regulations, consumers may avoid purchasing our products or seek alternative products, even if the basis for the claims against us is unfounded.

Any consumer loss of confidence in the truthfulness of our labeling or ingredient claims would be difficult and costly to overcome and may significantly reduce our brand value. For example, publications and other third-party commentary may vary in opinion with respect to our health and wellness products. For instance, customers may have different views on ingredient and nutritional functions of our bird’s nest products. Uncertainty among consumers as to the health and wellness content or the ingredients used in our products, regardless of the cause, may have an adverse effect on our brands, business, results of operations and financial condition.

Our geographic focus makes us particularly vulnerable to economic and other events and trends in the PRC.

We operate in the PRC and, therefore, are particularly susceptible to adverse regulations, economic climate, consumer trends, market fluctuations, including commodity price fluctuations or supply shortages of key ingredients, and other adverse events in the PRC. The concentration of our businesses geographically could present challenges and may increase the likelihood that an adverse event in the PRC would disproportionately materially and adversely affect product sales, financial condition and operating results.

Changes in the legal and regulatory environment could limit our business activities, increase our operating costs, reduce demand for our products or result in litigation.

Elements of our business, including the production, storage, distribution, sale, display, advertising, marketing, labeling, health and safety practices, transportation and use of many of our products, are subject to various laws and regulations administered by authorities and governmental agencies in the PRC, where our products or components thereof, such as packaging, may be made, manufactured or sold. These laws, regulations and interpretations thereof may change, sometimes dramatically, as a result of a variety of factors, including political, economic or social events. Such factors may include changes in:

●	food and drug laws;

●	laws related to product labeling;

●	advertising and marketing laws and practices;

●	laws and programs restricting the sale and advertising of certain of our products;

●	laws and programs aimed at reducing, restricting or eliminating ingredients present in certain of our products;

●	laws and programs aimed at discouraging the consumption of products or ingredients or altering the package or portion size of certain of our products;

●	consumer protection and disclosure laws;

●	employment laws;

●	privacy laws;

●	laws regulating the price we may charge for our products; and

●	farming and environmental laws.

Loss of our key executive officers or other personnel, or an inability to attract and retain such management and other personnel, could negatively affect our business.

Our future success depends to a significant degree on the skills, experience and efforts of our key executive officers. The loss of the services of any of these executives could materially and adversely affect our business and prospects, as we may not be able to find suitable individuals to replace them on a timely basis, if at all. Additionally, we also depend on our ability to attract and retain qualified personnel to operate and expand our business. If we fail to attract talented new employees, our business and results of operations could be negatively affected.

Our operations may require significant working capital, and any inability to effectively manage cash flows could materially and adversely affect our business.

The operation and expansion of our businesses require working capital to support ongoing activities, including sourcing and production of health and wellness products, inventory management, marketing and distribution, equipment procurement, deployment, installation and ongoing service operations. In our health and wellness product business, working capital is required to fund raw material sourcing, product processing, inventory build-up, marketing initiatives and distribution activities, often in advance of cash receipts from customers or distributors. In our smart technology and new energy operations, working capital is required to support equipment acquisition and deployment, infrastructure related costs and operating expenses prior to the realization of service revenue or product sales. If customer payment cycles lengthen, demand fluctuates, costs increase, or cash inflows do not align with operating requirements, we may experience liquidity pressure. Any inability to effectively manage working capital, maintain adequate liquidity or obtain additional financing on acceptable terms could constrain our operations, delay growth initiatives or adversely affect our financial condition and results of operations.

We may need additional capital in the future, and it may not be available on acceptable terms or at all.

We have historically relied upon cash generated by our operations and equity financing to fund our operations and strategy. We may need to access the debt and equity capital markets to a greater extent, however, these sources of financing may not be available on acceptable terms, or at all. Our ability to obtain additional financing will be subject to a number of factors, including market conditions, our operating performance, investor sentiment and our ability to incur additional debt in compliance with agreements governing our outstanding debt. These factors may make the timing, amount, terms or conditions of additional financing unattractive to us. If we are unable to generate sufficient funds from operations or raise additional capital, our growth could be impeded.

BUSINESS OVERVIEW

Overview

We are an integrated provider and operator of an artificial intelligence (“AI”) -centric full-scene digital systems. Our businesses focus on areas of flexible energy deployment and intelligent commercial network operation, and provide closed-loop solutions from computing infrastructure, smart hardware and full-scene services, aiming to achieve wide implementation of AI technologies across industries. Powered by our dual engines of intelligent technology and ecosystem integration, through strategic industry consolidation and continuous improvement in operations, our mission is to build up an open and collaborative industrial ecosystem and provide our customers with efficient, reliable and sustainable intelligent products and solutions. We will continuously explore and consolidate high-quality technological and commercial resources globally and explore industrial application scenarios of AI technologies.

As part of our strategic realignment and pivoting to core areas of flexible energy deployment and intelligent commercial network operation, we consummated strategic acquisition of Real Prospect Group in October 2025, expanding into smart technology and new energy related solutions, including electric vehicle charging services and charging equipment, and strategic acquisition of Times Good Limited in March 2026, which in turn, through Huazhi Contractual Agreements, controls Huazhi Group, a provider of computing power and algorithm solutions in China.

In addition to the strategic acquisitions of Real Prospect Group and Huazhi Group, we expanded our businesses through acquisitions. We consummated acquisition of Carve Group in August 2025 establishing our health and wellness product business focused on premium ingredients, including bird’s nest-based products. In addition, as part of the acquisition, we acquired a strategic reserve of wild ginseng resources. We consummated acquisition of Oriental Grove in January 2026, expanding into industry of premium tea products.

Historically, we provided financial services through (i) AIFU Inc., a technology driven independent financial service platform listed on the Nasdaq; and (ii) Fanhua Puyi Fund Distribution Co., Ltd., an independent wealth management service provider. Concurrently with our strategic acquisitions, we have proactively exited non-core historical operations to sharpen our strategic focus and optimize resource allocation. Specifically, we disposed of our wealth management services segment in September 2025, and through AIFU, we divested the claims adjusting services segment in January 2025. On December 22, 2025, AIFU completed the issuance of its 5,000,000 class B ordinary shares to a third party. Following this issuance of shares, our aggregate beneficial ownership of the total outstanding shares of AIFU was diluted from approximately 10.35% to approximately 7.85%, and our aggregate voting power was diluted from approximately 48.55% to approximately 16.75% (such change in AIFU, the “AIFU Reorganization”). As a result of the AIFU Reorganization, we no longer exercise control over AIFU, and AIFU and its insurance agency services are no longer consolidated in our consolidated financial statements since then. The exit from historical financial service business is part of our strategic realignment.

Recent Developments

Carve Group Acquisition

In August 2025, we completed the strategic acquisition of 100% of the equity interests in Carve, which indirectly holds 100% equity interests of Zhongshen Resources Development (Liaoning) Co., Ltd. (“Zhongshen”), a premium wild ginseng resource holder, and Glyken Bird Nest Technology (Shenzhen) Co., Ltd. (“Glyken”), a pioneering bird’s nest company specializing in extraction of small molecular bird’s nest peptides using physical heating separation method and manufacturing and selling peptide products. Carve Group’s operations primarily include (i) the sourcing and processing of herbal and natural ingredients and (ii) the development and sale of health and wellness products. Within this business segment following the Carve Group acquisition, different product lines are at different stages of development. Certain bird’s nest-based health and wellness products have entered initial commercialization since 2021 and are offered for sale through channels including direct-to-consumer online platforms, selected e-commerce platforms, and offline specialty or channel-partner sales. Other product lines, including bird’s nest peptide products and other functional formulations, are supported by Glyken’s ongoing research and development initiatives involving extraction, formulation optimization and application testing, and remain in early commercialization or market validation stages without established stable or predictable sales patterns. In addition, wild ginseng related activities are in a cultivation and development stage and have not yet generated product sales or revenue. For the fiscal year ended June 30, 2025, Carve Group generated net revenues of RMB3.5 million (US$0.5 million) and incurred net losses of RMB1.8 million (US$0.3 million).

Real Prospect Group Acquisition

In October 2025, we completed a strategic acquisition of 100% of the equity interest in Real Prospect, which indirectly holds 100% equity interests of Qingdao Maisi Intelligent Technology Co., Ltd. (“Qingdao Maisi”) and 49% equity interest in Qingdao Huiju Laixi Intelligent Technology Co., Ltd (“Laixi”). Our equity interest in Laixi was accounted for as an equity method investment and Laixi was not consolidated in our financial statements as our consolidated subsidiary. Laixi was later divested in July 2026. Real Prospect Group engages in smart technology and new energy related solutions, including electric vehicle charging services and charging equipment. For the fiscal year ended June 30, 2025, Real Prospect generated revenues of approximately RMB0.2 million (US$26,000) and incurred a net loss of approximately RMB1.4 million (US$189,000). Beginning in September 2025, Real Prospect expanded its business model to include the sale of charging equipment, which has begun to contribute to revenues but remains at an early stage. Since the acquisition, we have focused on supporting Real Prospect’s ongoing operations and evaluating the scalability of its product and service offerings. As of the date of this prospectus, Real Prospect continues to operate at an early stage of its business transition.

Oriental Grove Acquisition

In January 2026, we completed the acquisition of 100% of the equity interests in Oriental Grove. Oriental Grove is engaged in the business of premium tea products and maintains inventory consisting primarily of high-grade tea. Upon completion of the acquisition, Oriental Grove became a wholly owned subsidiary of our holding company. The acquisition expands our portfolio of consumer-oriented agricultural and food-related businesses and represents additional operating platform within our broader health and wellness product segment.

Huazhi Group Acquisition

In March 2026, the Company completed its acquisition of Times Good Limited, which in turn, through Huazhi Contractual Agreements, controls Huazhi Group. The acquisition expands our presence in the sectors of computing power and algorithm solutions.

Divestiture of Wealth Management and de-consolidation of AIFU and Insurance Agency Services

In September 2025, we divested the operating entities of our wealth management segment and ceased all wealth management operations thereafter.

On December 22, 2025, AIFU completed the issuance of its 5,000,000 class B ordinary shares to a third party. Following this issuance of shares, our aggregate beneficial ownership of the total outstanding shares of AIFU was diluted from approximately 10.35% to approximately 7.85%, and our aggregate voting power was diluted from approximately 48.55% to approximately 16.75%. As a result of the AIFU Reorganization, we no longer exercise control over AIFU. AIFU is no longer consolidated as a subsidiary in our consolidated financial statements. Insurance agency services that are provided through AIFU is no longer consolidated in our consolidated financial statements since then.

Divestiture of Laixi

On July 24, 2026, the Company completed its sale of 49% of the issued and outstanding equity interests of Laixi to Galaxicore Holdings Limited for a total consideration of US$17 million. The consideration is payable in installments as follows: 20% of which is to be prepaid immediately after execution of the transaction agreement, 50% of which is to be paid at closing, and the remaining 30% of which is to be paid within thirty (30) days after the closing. The divestiture represents an important step in the Company’s ongoing efforts to optimize its business portfolio and sharpen its strategic focus on AI sector.

Appointment of Chief Technology Officer

On August 4, 2026, Dr. Zhifeng Li was appointed as the Company’s chief technology officer.

Our Products and Services

We are a diversified holding company with two primary business segments: (1) smart technology and new energy solutions: our new business through Real Prospect acquisition which provides innovative, technology driven solutions in relation to electric vehicle charging, modular residential energy storage systems; and (2) computing power and algorithm solutions: our new business through Huazhi Group acquisition. In addition, we offer health and wellness products, through Carve Group, which focuses on premium ingredients and health and wellness food products, and through Oriental Grove, which maintains inventory consisting primarily of high-grade tea.

Historically, during the fiscal years ended June 30, 2023, 2024 and 2025, our operations were primarily focused on financial asset allocation services to meet the investment and wealth inheritance objectives of our clients. We primarily provided insurance agency services and wealth management services. The insurance agency services that were provided through AIFU is no longer consolidated in our consolidated financial statements as a result of the AIFU Reorganization in December 2025. In addition, we provided wealth management services to our clients with a wide range of product offerings including publicly raised fund products and privately raised securities investment fund products. We discontinued our wealth management services in September 2025.

Smart Technology and New Energy Solutions

We conduct our smart technology and new energy solutions business through operating entities acquired as part of the Real Prospect transaction. This business focuses on technology-enabled solutions related to electric vehicle charging, mobile energy replenishment, energy storage, and intelligent energy management equipment operated through Qingdao Maisi. Our offerings are organized into product and service categories of mobile energy storage charging solutions, fixed energy infrastructure solutions and other products and emerging technologies, each with distinct technical characteristics, deployment models and revenue mechanisms. The description and breakdown of our product and service categories are based on their operating scenarios and each solution will generate revenues in the forms of sale of products (mainly sale of mobile charging robots and charging piles) and services (mainly charging services through mobile charging robots and charging services through charging piles). Disaggregation of revenues is reflected in our financial statements prepared in accordance with applicable accounting policies of revenue recognition and financial reporting presentation.

Mobile Energy Storage Charging Solutions

A core component of this business includes electric vehicle charging and mobile recharging solutions. These offerings are designed to provide flexible charging services and equipment for electric vehicles across a range of usage scenarios, including roadside assistance, public parking facilities, transportation hubs and temporary or high demand locations. Our operations in this segment include both mobile charging services and charging equipment, which are closely integrated but may be deployed under different commercial arrangements.

Mobile energy storage charging robots constitute primary offering in such business line. These products integrate mobile energy storage systems with electric vehicle charging equipment and are designed to provide instant charging services for new energy vehicles without the need for investment in fixed charging infrastructure. These products are primarily configured in different energy capacity specifications, such as approximately 100 kWh and 150 kWh units. Each unit is composed of multiple energy storage battery modules and is centrally controlled through our self-developed battery management systems (BMS) and energy management systems (EMS). The equipment can be flexibly deployed across a range of application scenarios, including fuel stations, highway service areas, public parking facilities and temporary emergency locations. Mobile energy storage charging robots are sold as standalone hardware products or deployed as operating assets under leasing or service-based models. While the physical form of the equipment remains consistent, the applicable commercial arrangements differ depending on the business model adopted.

Around mobile energy storage charging robots, we have developed a series of service-oriented offerings in which the equipment serves as the operational platform rather than being sold as an independent hardware product. These services include, without limitation:

●	Charging and Roadside Assistance Services. These services utilize mobile energy storage equipment to provide on-site charging support to vehicles. Charges are typically calculated based on vehicle type and charging volume, with defined base service fees and charges for electricity supplied.

●	Operational Cooperation and Revenue Sharing Services. Under cooperative arrangements with large energy companies or site operators, we deploy mobile energy storage equipment, while partners provide deployment locations and participate in basic operations. Service revenues generated from charging activities are shared between the parties in accordance with agreed ratios. These services represent service-oriented product offerings formed around mobile energy storage equipment.

Fixed Energy Infrastructure Solutions

(i) Fixed Charging Pile Products

Fixed charging pile products represent another category of products that Real Prospect has placed into actual operation. These products consist of fixed electric vehicle charging facilities typically deployed in government parks, public institutions, hospitals, schools and highway service areas. Fixed charging pile projects are generally invested in, constructed and operated directly by us. A single charging site usually includes transformers, cabling systems and multiple charging pile units, which together form an integrated fixed-asset project for operation. In terms of product attributes, fixed charging pile products differ from mobile energy storage equipment in that their commercial logic is more closely aligned with long-term infrastructure operation rather than flexible deployment.

(ii) Fixed Energy Storage System Products

Fixed energy storage system products represent product categories that we are actively advancing. These products are primarily intended for commercial and industrial energy storage applications and are designed to support energy management, peak shaving and backup power use cases. Certain fixed energy storage products remain in early stages of commercialization and may require further development, testing and market validation prior to large-scale deployment.

Other Products and Emerging Technologies

In addition to its core mobile and fixed energy infrastructure solutions, we operate and are developing a number of other energy-related products and technologies that are currently at testing, early commercialization or development stages. These products are not yet core revenue drivers but represent potential future extensions of our smart technology and new energy business.

●	Lithium-Based Power Supply Products. We offer certain lithium-based power supply products, including lithium starter power supplies and lithium battery solutions for parking air-conditioning systems. These products are primarily designed to serve traditional internal combustion engine vehicles by providing auxiliary power for vehicle startup or stationary power supply during parking. Compared to conventional lead-acid batteries, these lithium-based products are designed to provide advantages in energy density, service life and operational stability. These products have undergone testing and initial market promotion and have completed environmental adaptability testing in certain overseas markets. However, these products remain in the testing or early rollout stage, and large-scale commercial sales have not yet been established. Future commercialization will depend on further product validation, customer acceptance and market development.

●	Vehicle-to-Vehicle (V-to-V) Charging Products. We are also developing V-to-V charging products, which are intended to enable direct power transfer between electric vehicles. This product consists of both hardware equipment and a platform based system, which together are expected to support future service based charging applications. The hardware component includes charging devices designed to facilitate direct energy transfer between vehicles and development of the hardware component has been completed. The platform-based system is designed to function as a dispatch and matching platform that connects vehicles with surplus power to vehicles requiring charging and facilitates service coordination and settlement. The platform remains under development and has not yet been commercially launched. At present, V-to-V charging products have not generated commercial revenue. Commercialization of this product category will depend on completion of platform development, regulatory considerations, user adoption and the successful integration of hardware and platform-based services

Computing Power and Algorithm Solutions

We conduct our computing power and algorithm solutions business through Huazhi Group. This business focuses on computing resource services, hardware trading, AI vertical industry large model training, and AI industry application solutions.

Computing Power Services

A significant portion of this business is to provide computing power. We integrate computing capacity sourced from servers and related infrastructure into scalable computing resource pools that can be allocated to enterprise customers. These services are designed to support high-performance computing workloads, data processing, and algorithm training scenarios. Services include computing capacity configuration, deployment support, performance optimization, and ongoing operational coordination.

We primarily serve business customers that require stable and scalable computing environments rather than one-time hardware purchases. Revenue is typically generated through service arrangements structured around computing capacity usage, deployment support, or system integration components.

As part of our long-term infrastructure development strategy, we are planning the Stars Distributed Intelligent Computing Center Project. The project aims to build an intelligent computing infrastructure network covering selected key regions, deliver rapidly deployable standardized computing units, and enhance regional computing supply capacity and utilization efficiency. The project is designed to support scalable deployment of computing resources through modular configurations that can be adapted to varying regional demand conditions. The first site for the Stars Distributed Intelligent Computing Center Project is planned to be located in Shizhu, Chongqing Province. As of the date of this prospectus, the project remains in the planning and development stage, and the timing, scale, and commercial outcomes remain subject to uncertainties.

Hardware Trading

We also engage in the procurement and trading of servers, graphics processing units (GPUs), and related high-performance computing components. In this capacity, we act as a supplier to enterprise customers seeking to build or expand computing infrastructure. Products include standardized server configurations and customized hardware solutions tailored to customer technical requirements.

Hardware trading activities are generally transaction-based and involve bulk purchases from upstream suppliers followed by resale to enterprise customers. These activities complement our computing resource aggregation services by supporting infrastructure build-out.

AI Industry Application Solutions

We provide AI industry application solutions tailored to customer-specific operational needs. These solutions may include system integration, deployment support, algorithm configuration, and other application-layer services designed for particular business use cases.

A core enabling technology supporting this segment is LingYanMiaoYu, our internally developed large language model platform, which serves as the underlying technical foundation of our AI application solutions. LingYanMiaoYu is developed within our internal technology framework and utilizes a transformer-based architecture. It is designed to support model fine-tuning, domain adaptation, and deployment across selected industry scenarios.

In November 2025, LingYanMiaoYu completed generative artificial intelligence service filing with the Cyberspace Administration of China (CAC) in accordance with applicable PRC regulatory requirements. In addition, certain related algorithms underlying our application models have completed required algorithm filings with CAC.

Leveraging LingYanMiaoYu , we have developed multiple industry- and application-oriented model solutions targeting specific vertical scenarios. These include model solutions in AI-assisted video generation, cultural and tourism-related applications, and AI-enabled apparel design, among others. Such models are developed based on the foundation architecture of LingYanMiaoYu and adapted for defined industry use cases.

Relying on its low-cost and high-efficiency training and inference capabilities, LingYanMiaoYu can be flexibly deployed in government, education, technology, finance, and lifestyle service sectors, subject to applicable regulatory requirements and customer-specific implementation arrangements.

These model solutions are customized and priced independently based on customer requirements, project scope, and technical complexity. These solutions are typically delivered through project-based arrangements and involve close coordination with customer technical teams.

Health and Wellness Products

We conduct our health and wellness product business through operating entities acquired as part of the Carve Group acquisition and Oriental Grove acquisition. This business focuses on the development, production and commercialization of wellness products derived from natural ingredients, as well as the longer-term development of certain natural health resources. Our activities in this segment primarily relate to bird’s nest peptide raw materials and compounded finished products, with different product lines at varying stages of commercialization and market validation. For the Oriental Grove acquisition, we maintain inventory consisting primarily of high-grade tea and there is no short-term plan to commercialize such inventory.

Bird’s nest peptide raw materials and compounded finished products

A significant portion of our health and wellness product business relates to bird’s nest peptide raw materials and compounded finished products. These products are positioned as premium wellness offerings and are developed for consumption as nutritional and functional supplements. Our products involve additional processing beyond traditional cleaning and soaking steps. Our bird’s nest peptide products are produced through a proprietary extraction process that differs from the enzymatic hydrolysis approach commonly used by others for protein extraction, and the extracted material is further processed into powder-form products. These powder-form products may be provided as functional bird’s nest peptide ingredients for downstream applications or compounded into finished products with standardized nutritional specifications.

In our product portfolio, we focus primarily on bird’s nest ingredients and products that are designed to be more convenient for end users to easily carry and use compared to traditional forms of bird’s nest in the market, such as raw “bird’s nest cakes,” ready-to-eat bottled bird’s nest, and certain freeze-dried forms. The products are easier to digest, absorb, and utilize by the body due to their small molecular structure. In addition, we offer multiple product lines and stock keeping units designed to address different consumer preferences and usage scenarios. Certain customers use our existing bird’s nest product categories as inputs for application development, and we may support a number of customers with customized specifications or application-oriented customization, while most products remain based on our standard specifications.

Wild Ginseng Resources, High-Grade Tea and Other Natural Ingredient Products

In addition to bird’s nest products, our health and wellness product business includes activities related to wild ginseng resources, high-grade tea and other natural ingredient products. These activities are focused on the cultivation, conservation and long-term development of natural ingredient resources, rather than the near-term commercialization of finished consumer products. As of the date of this prospectus, wild ginseng related activities remain at an early, pre-commercial stage. A relatively small amount of revenue is generated from sale of wild ginseng resources, and we have no short-term plans to further commercialize such inventory. Wild ginseng activities are characterized by extended cultivation and growth cycles, as well as heightened regulatory oversight and quality control requirements. Any future development or commercialization of wild ginseng based products would be subject to successful completion of cultivation cycles, compliance with applicable regulatory requirements and market conditions, and there can be no assurance as to the timing or feasibility of such commercialization. We maintain inventory of high-grade tea and a relatively small amount of revenue have been generated. We have no short-term plans to further commercialize this inventory.

Our health and wellness product business also includes other natural ingredient related development activities that involve resource cultivation and long-term asset development, rather than immediate market deployment. These activities generally follow operational processes similar to those used in our broader natural ingredient business, including ingredient sourcing, formulation research, processing, packaging evaluation and distribution planning, but remain primarily focused on resource preparation and capability building at this stage.

Insurance Agency Services and Wealth Management Services

Insurance agency business of AIFU was our largest business segment, accounting for 93.1% of our net revenues for the fiscal year ended June 30, 2025. Revenue from this segment was derived from two broad categories of insurance agency services: (i) life insurance business, and (ii) non-life insurance business, both primarily focused on meeting the insurance needs of individuals.

For life insurance and non-life insurance agency services offered to individual clients, our sales agents used the application or WeChat public account of “LA App” to process the transactions online. We received commission fees from insurance companies for the distribution of insurance products based on a certain percentage of the premiums paid by the individual policy holders. We also received volume-based performance bonus on a semi-annual or annual basis when we achieve the agreed target of aggregated sales volume of insurance policies facilitated by us.

As a result of the AIFU Reorganization, we no longer exercise control over AIFU. AIFU and its insurance agency services are no longer consolidated in our consolidated financial statements after December 2025.

For wealth management services, we provided our clients with a wide range of product offerings including publicly raised fund products and privately raised securities investment fund products. Our wealth management service business accounted for 6.9% of our net revenues for the fiscal year ended June 30, 2025. Since December 2020, we have provided online services for our privately raised fund products through the app “Puyi Fund” in the same manner as for publicly raised fund products. The app “Puyi Fund” provided up-to-date product-related information online through which clients can execute transactions and monitor their investments portfolio. We received distribution commissions for almost all of wealth management products distributed by us. In addition, we received performance-based fee income for certain privately raised funds we distributed. We discontinued our wealth management services in September 2025.

For description of our insurance agency services and wealth management services, see “Item 4B. Business Overview – Our Services – Insurance Agency Services” and “Item 4B. Business Overview – Our Services – Wealth Management Services” in the 2025 Annual Report, which is incorporated in this prospectus by reference.

Sales and Marketing

Our sales and marketing activities are designed to support the commercialization and long-term development of our operating businesses. We employ differentiated sales and marketing approaches across our business lines, reflecting differences in customer profiles, purchasing behavior, product characteristics and commercialization stage. Our sales and marketing efforts emphasize disciplined expansion, targeted customer engagement and controlled deployment rather than rapid, large-scale growth.

Smart Technology and New Energy Solutions

Our smart technology and new energy solutions sales and marketing activities are conducted through Qingdao Maisi. These activities are conducted through a combination of direct engagement, project cooperation arrangements and limited agency or distributor relationships, depending on product category, deployment model and customer type. Sales activities are primarily oriented toward business and institutional customers rather than mass-market retail consumers.

Sales Channels and Customer Types

Sales activities are primarily directed toward enterprise, institutional and site-based customers, including energy companies, infrastructure operators, transportation-related operators, local government–affiliated entities, and commercial site owners. The sales of our equipment and certain products and services are also marketed through regional agents or sales partners on a non-exclusive basis in specific geographic areas. We also engage directly with large enterprises and institutional customers, including state-owned enterprises, infrastructure operators and energy-related entities, through project based direct sales. Customers on this channel typically evaluate products and solutions in connection with specific deployment scenarios, such as highway service areas, transportation hubs, public facilities or other large-scale sites. Transactions under this channel are generally negotiated on a project-by-project basis and may involve equipment sales, deployment arrangements or service cooperation structures. While this channel does not necessarily generate recurring or high-frequency revenue, it plays an important role in validating product capabilities, supporting market entry into regulated or infrastructure-oriented environments and enhancing industry recognition.

Our customer acquisition channels also combine online content promotion and offline conversion. This model utilizes digital content distribution and live demonstration formats on major social media and short-video platforms to introduce products and application scenarios, generate customer interest and collect potential customer leads. These leads are subsequently followed up through direct communication, including telephone outreach, technical explanation and invitation to in-person meetings or project discussions. This channel is designed to support nationwide customer outreach and to improve the efficiency of identifying and converting potential commercial customers through standardized digital processes rather than transaction-based retail sales.

In addition to direct engagement, we have established regional agent and distribution arrangements in certain geographic areas. Under this model, regional partners are responsible for localized market development, customer outreach and project coordination within designated territories, while we provide products, technical support and operational coordination. These arrangements are designed to support geographic expansion and local execution without relying on a nationwide standardized dealership system. Our regional distribution activities currently focus on selected provinces and municipalities where local partners have been established to support project implementation and customer servicing.

Sales arrangements are generally project based or transaction specific rather than long-term framework purchase agreements. Customer relationships typically do not involve long-term minimum purchase commitments, and revenue is generated through a combination of equipment sales, service fees or revenue sharing arrangements depending on the applicable business model. In certain cases, we utilize agency or cooperative sales structures, including commission based or revenue sharing mechanisms, particularly in connection with regional distribution or joint operational projects.

Marketing Activities and Market Outreach

Sales and marketing activities are supported by internal coordination mechanisms designed to enhance operational efficiency and scalability. We work with established partners to develop standardized marketing materials and reference cases, which are used to enhance customer credibility and support business development efforts. Marketing content and case studies generated from these projects are deployed across multiple sales channels to promote consistent market messaging. We maintain centralized marketing materials and standardized operational guidelines to support regional agents and direct sales teams. These materials are designed to ensure consistency in product positioning, pricing frameworks and service offerings, while improving conversion efficiency at the local level. Feedback from regional markets and channel partners is incorporated into ongoing sales and marketing adjustments, and insights derived from customer interactions are used to refine product positioning, service structures and deployment strategies, supporting the continuous optimization of our sales and marketing execution.

Computing Power and Algorithm Solutions

Sales Channel Characteristics and Market Focus

Our computing power and algorithm solutions are primarily sold through a combination of direct sales and channel partner arrangements.

Direct sales are conducted by our internal sales team, which engages enterprise and institutional customers through project-based negotiations, technical discussions, and solution proposals.

Channel sales represent an important source of business development. We cooperate with five core channel agents whose sales teams collectively include more than 200 personnel. These channel partners provide regional coverage in Beijing, Shanxi, Xinjiang, Yunnan, Shaanxi, Chongqing, and other regions.

Our primary customer groups consist of government entities and enterprise customers. We have served more than 130 enterprise and institutional customers. Customers are generally engaged in digital transformation initiatives, intelligent upgrading of traditional industries, cultural tourism and media applications, and intelligent manufacturing. We also provide services to state-owned enterprises, centrally administered enterprises, and industrial park operators. Specifically, the computing power services segment primarily serves approximately 30 customers; the hardware trading segment primarily serves approximately 56 customers; and the AI industry application solutions segment primarily serves approximately 97 customers. Certain customers may purchase our services and products across our computing power and algorithm solutions, and accordingly there is overlap among the customer bases of above three categories.

Marketing Activities

Due to the nature of this business, our sales activities are primarily conducted through our direct sales team and channel partners. Channel partners represent an important source of business development. We provide channel partners with comprehensive product training and sales training to support customer engagement and solution delivery.

Health and Wellness Products

Our health and wellness products are primarily sold to business consumers and individual customers through a combination of direct sales channels and distributor-supported arrangements. Sales activities vary by product category and are structured to support ongoing consumer usage rather than one-time transactions. Sales activities are primarily organized around two core product categories: (i) bird’s nest peptide raw materials, and (ii) finished or formulated products that use bird’s nest peptide as a core ingredient. These two product categories are distributed through different channels and target different customer groups.

Sales Channel Characteristics and Market Focus

Bird’s nest peptide products are sold primarily to business customers. These customers primarily include manufacturers of dietary supplements, functional foods, flavor-enhanced foods, and, to a lesser extent, cosmetic product manufacturers. The bird’s nest peptide is supplied as a standardized raw material that business customers incorporate into their own downstream products, rather than being sold directly to individual consumers. Sales to business customers are conducted through a combination of direct sales and agency arrangements. We sell directly to a number of end customers, while also working with agents who distribute bird’s nest peptide raw materials to additional business customers. Customer relationships are generally transaction based and driven by recurring purchase orders rather than long-term exclusive supply agreements. These business sales are not concentrated on a single customer. Instead, sales are distributed across approximately six to ten major customers, with purchase volumes being relatively balanced among them. While certain customers may request limited customization to meet specific application needs, most sales are based on our existing standardized product specifications, allowing the same bird’s nest peptide raw materials to be supplied to multiple customers.

Finished products that incorporate bird’s nest peptide as a core ingredient are sold under our own brands and are primarily distributed to individual consumers. These products are sold through a mix of online and offline channels. We previously operated stores on other major e-commerce platforms but later consolidated our online retail efforts to focus on JD.com due to considerations relating to platform costs and marketing efficiency. Offline distribution includes cooperation with pharmacy chains and selected healthcare-related outlets, as well as smaller distribution channels such as private health clinics. In addition, a portion of consumer sales is generated through direct referrals and relationship based channels, including customers introduced through industry exhibitions, seminars, and product presentations. These customers often make repeat purchases for personal or family use based on familiarity with the products and the brand. Sales of finished products are generally conducted on a non-exclusive basis and do not rely on long-term sales contracts. Distribution arrangements are flexible and adjusted based on channel performance and market feedback.

For bird’s nest peptide raw materials, sales activities emphasize technical communication and application support, including participation in industry conferences, professional forums, and technical seminars related to nutrition, functional foods, and ingredient applications. These activities are primarily aimed at increasing awareness and adoption among our business customers. For finished products, sales efforts focus on brand visibility and consumer education, particularly through online platforms and social media channels, as well as targeted offline collaborations with pharmacies and health related outlets. Overall, our sales and distribution model reflects a dual track approach, with business raw material sales providing a significant portion of current revenue and consumer-oriented finished products supporting brand development and market presence.

Marketing Activities

Marketing activities for our health and wellness products emphasize brand credibility, product quality and ingredient sourcing. We focus on educating consumers regarding product characteristics and intended usage without making unsubstantiated claims. Brand recognition is developed gradually through consistent messaging, product experience and customer referrals. Marketing methods may include a combination of offline promotional activities, digital outreach and targeted campaigns.

In addition to routine sales activities through selected channels, certain product categories are introduced to customers and channel partners through product presentations, technical briefings and educational sessions, including seminars, product briefings and industry-related forums, which are primarily conducted to explain product attributes, processing methods and application scenarios. These activities are typically targeted at distributors, channel partners and specific customer groups and are intended to support product understanding and application, rather than mass-market promotion.

Technology Research and Product Innovation

A portion of our business strategy is focused on developing and commercializing differentiated products and solutions across our businesses of smart technology and new energy solutions, computing power and algorithm solutions and health and wellness products. We believe that product innovation is an important component of building sustainable operating platforms in these areas, particularly as certain of our acquired businesses are at early stages of commercialization or market expansion.

Smart Technology and New Energy Solutions

In our smart technology and new energy solutions business, product innovation is focused on the development and deployment of technology enabled solutions designed to address specific operational and usage scenarios. Our technology development is primarily focused on the core control and energy management capabilities that support our mobile energy storage charging robots and related electric vehicle charging equipment. In particular, we design and develop key software and control systems internally, including our BMS and EMS, which are used to monitor battery cell status and safety parameters and to manage charging, discharging and overall energy usage at the system level. Our self-developed systems support operational monitoring functions, including visibility into charging and discharging activity and battery status through software interfaces. For example, in connection with our mobile energy storage charging robots, our systems are designed to manage the operating status of multi cell battery packs, including temperature and state of charge across individual cells, and to manage overall energy dispatch and usage for the equipment.

We also develop embedded control software used in our control boards and related components. The core embedded programs are written by our in-house team and are burned to chips used in our control hardware. While we procure certain mature third party components and modules (such as certain power or high voltage related modules) where the technology is already standardized, our development efforts are focused on the integration layer and the control logic that enables our equipment to operate as an integrated system. In addition, our product development efforts include continued refinement of specifications and performance based on field deployment feedback and testing, including technical validation and environmental adaptability testing for certain products that are in testing or early rollout stages.

We also maintain an intellectual property strategy aligned with our technology roadmap, including V-to-V charging hardware and the related platform based system. These product lines remain under development, and commercialization will depend on completion of development and testing, integration of hardware and software systems, and customer adoption. Innovation efforts are driven by functional performance, deployment feasibility, system reliability and adaptability to customer use cases rather than consumer branding considerations. Product development and refinement may involve iterative testing, pilot deployments and technical adjustments prior to broader commercialization. The pace and success of innovation in this segment depend on technological feasibility, customer adoption, regulatory developments, infrastructure compatibility and the availability of supporting operational and service capabilities.

Computing Power and Algorithm Solutions

Huazhi Group conducts its technology development activities through its Product and Technology Center, which is responsible for system design, solution optimization and application-level innovation supporting our computing power and algorithm solutions services. As of the date of this prospectus, the center consists of 18 core research and development personnel organized across product development, AI algorithm development, technical support and operations functions.

As of the date of this prospectus, Huazhi Group holds 29 registered trademarks, 46 registered software copyrights and 9 registered patents in the PRC. These intellectual property rights primarily relate to software systems, operational management tools and application-level solutions supporting our computing power aggregation and algorithm related service offerings. We rely on this portfolio of intellectual property to support the stability and functionality of our service platform and to enhance operational efficiency.

Health and Wellness Products

In our health and wellness product business, technology research and product innovation activities are primarily focused on the processing, formulation and application development of natural ingredients, with particular emphasis on bird’s nest based products and related functional formulations. Product development activities are mainly conducted through Glyken, primarily supporting the conversion of raw bird’s nest materials into standardized intermediate and finished products suitable for consumer use and downstream functional applications. Our research and development work centers on three main areas: (i) patented physical heating separation extraction technologies applied to bird’s nest raw materials, (ii) formulation optimization for functional and peptide based products, and (iii) application testing and validation for different product formats and usage scenarios. These activities are intended to improve product consistency, functional performance and scalability while maintaining compliance with applicable food safety and regulatory requirements.

●	Pre-extract Processing Technology and Physical Heating Separation Extraction. We have our own patented technology to use fully automatic processing line to clean and remove the impurity in the bird’s nest with high productivity and effectiveness before extraction. After cleaning, we utilize patented physical heating separation and extraction techniques to process bird’s nest raw materials into functional small molecular structure peptide suitable for further formulation. This process involves the controlled use of physical heating for soaking, stirring, filtration, and centrifugal separation to break down bird’s nest proteins and related components such as Sialic Acid under specific temperature, time, pressure and speed conditions. We focus on optimizing processing parameters to improve yield, stability and reproducibility of the resulting intermediate products. Processing tools are designed by us, together with certain auxiliary processing inputs used in the extract process are made and bought from third party suppliers with relevant technical qualifications. We conduct process design and parameter control internally to obtain different types of small molecular structure bird’s nest peptide, while certain specialized processing steps may involve cooperation with external processors depending on formulation requirements, scale and technical complexity.

●	Formulation Development and Optimization. The formulation development and optimization is based on our continuous research and experiments. Following initial processing, we conduct formulation development to convert different processed types of small molecular bird’s nest peptides into finished products or functional intermediates. Formulation work includes adjusting concentration levels, combining small molecular bird’s nest peptide derived components with other permitted ingredients, and testing different product forms such as liquids, powders and other delivery formats. Formulation optimization is carried out to address factors such as taste, stability, solubility, shelf life and compatibility with different consumption or application scenarios. Some products are developed based on standardized specifications, while a limited number of products may involve customized formulation parameters to meet specific application requirements.

●	Application Testing and Technical Validation. We conduct application testing to evaluate how processed bird’s nest peptide products perform in different product formats and usage conditions. This includes internal testing and, where appropriate, cooperation with external institutions and laboratories. We have engaged in technical cooperation with academic institutions, including South China University of Technology, in areas such as processing techniques, formulation research and application validation. These cooperative efforts are intended to support technical verification, improve formulation design and enhance understanding of functional characteristics of bird’s nest peptide and derived products. Such cooperation does not guarantee commercial success and may require additional development time and resources before results can be translated into scalable products and market-ready applications.

Our approach to product innovation emphasizes disciplined development and measured commercialization rather than rapid expansion. We seek to identify products and solutions with defined use cases and potential demand, refine product specifications based on operational feedback and gradually expand market presence as products mature. We do not pursue innovation solely for exploratory purposes and instead focus on products and solutions that can be integrated into our broader operating platforms over time. Our innovation efforts may require ongoing investment in product development, testing, sourcing, technology refinement and operational support. These efforts may not result in commercially successful products, and delays or challenges in product development or market acceptance could adversely affect our business, financial condition and results of operations.

Customers

Our customer base varies by business segment and reflects the distinct commercialization models of our businesses of smart technology and new energy solutions, computing power and algorithm solutions and health and wellness products.

Smart Technology and New Energy Solutions

Our smart technology and new energy solutions business serves a diversified customer base that includes public sector entities, state owned and private infrastructure operators, transportation related service providers, and commercial counterparties involved in electric vehicle charging and energy services. Customers are generally engaged through project based arrangements, service agreements or equipment related contracts, depending on the product category and deployment model.

For mobile energy storage charging solutions, customers primarily include highway service area operators, transportation infrastructure managers and regional service providers that require flexible charging capabilities without permanent charging infrastructure. In these arrangements, mobile energy storage charging equipment is deployed to support emergency charging, peak demand coverage or temporary service needs. Typical contracts include emergency charging equipment leasing and service agreements for highway service areas and roadside assistance scenarios, under which charging services are provided on a usage basis or through defined service fee structures. For service oriented offerings built around mobile energy storage charging robots, customers include site operators and energy related partners that participate in cooperative operating models. Under these arrangements, equipment is deployed at agreed locations and charging services are provided to end users, with revenues generated from charging activities shared between the parties based on contractual allocation mechanisms. These customers typically provide site access and basic operational support, while charging equipment operation and technical management are handled through the deployed systems.

For fixed energy infrastructure solutions, customers are primarily public institutions and site owners such as local government entities, public parking facility operators, hospitals, schools and transportation corridor operators. In these projects, fixed charging facilities are invested in, constructed and operated as integrated infrastructure assets. Contracts typically cover site cooperation, construction, operation and revenue arrangements, and charging sites may include multiple charging units along with supporting electrical infrastructure such as transformers and cabling systems. For fixed energy storage system products, customers are generally commercial and industrial users seeking energy management, peak shaving or backup power solutions. These products are typically deployed under project based arrangements and may remain in early commercialization or pilot stages depending on the application scenario and customer requirements.

In addition, certain customers engage with us through equipment sales agreements for specific products, including intelligent charging equipment and integrated energy storage solutions. These transactions may involve direct sales, customized deployment configurations or project specific technical requirements, depending on the customer and use case.

Customer arrangements vary by product category and deployment model. Service and cooperation arrangements are typically short- to medium-term or project-specific, while infrastructure-related projects may involve longer operational horizons tied to specific sites. We do not generally enter into long-term customer purchase contracts covering standardized volumes or guaranteed usage levels, and sales cycles may vary depending on project complexity, site conditions, regulatory considerations and customer decision processes. We do not rely on a single customer or a single category of customers for a substantial portion of revenues. Customer relationships are generally established on a project by project or contract by contract basis, and contract duration, pricing mechanisms and revenue models vary depending on the nature of the product, service scope and deployment environment.

Computing Power and Algorithm Solutions

Our customers are primarily government and enterprise entities. Our customer base is mainly in sectors undergoing digital transformation and intelligent upgrading, including traditional industry digitalization, cultural tourism and media applications, and intelligent manufacturing. These sectors represent our core strategic development areas.

We also provide services to state-owned enterprises, centrally administered enterprises, and industrial park operators. It typically involves relatively larger contract values and will have demonstration effects within their respective industries or regions. Successful project implementation with these customers may provide reference cases that support subsequent business development and enhance market credibility.

As of the date of this prospectus, we have served more than 130 enterprise and institutional customers. Specifically, the computing power services segment primarily serves approximately 30 customers; the hardware trading segment primarily serves approximately 56 customers; and the AI industry application solutions segment primarily serves approximately 97 customers. Certain customers may purchase our services and products across our computing power and algorithm solutions, and accordingly there is overlap among the customer bases of above three categories.

Health and Wellness Products

Customers for our health and wellness products are primarily located in China and consist of a combination of individual consumers and business customers, depending on product category and stage of commercialization. Our customer base varies across product lines and reflects the differing usage scenarios, purchasing behavior and application requirements associated with traditional bird’s nest based products, bird’s-nest peptide products and other functional formulations.

For bird’s-nest peptide products and other functional formulations, customers include both individual consumers and business customers, depending on product format and intended application. Certain peptide based products are sold as finished consumer products, while others are supplied as functional inputs or ingredients used by downstream customers for further application development. In these cases, customers may evaluate products based on functional attributes, formulation characteristics, stability requirements and suitability for specific usage scenarios. A limited number of customers may request application-oriented specifications, while most products are supplied based on standard product specifications. Demand in this category is influenced by product authenticity, ingredient quality, processing standards and consumer familiarity with bird’s-nest products. Customer relationships in this segment are generally transactional in nature and fulfilled through established retail and e-commerce channels.

With respect to wild ginseng related activities, operations are currently in a development and cultivation stage. As such, there are no active customers for wild ginseng products at this time, and no product sales have been generated from this category. As a result of the Oriental Grove acquisition, we maintain inventory of high-grade tea and there is no short-term plan to commercialize such inventory.

Customer demand in this segment is influenced by factors such as product quality, brand perception, perceived health benefits, pricing and repeat purchasing behavior. Sales to end consumers are typically conducted through consumer oriented distribution channels, which may include direct-to-consumer platforms, third-party e-commerce platforms and selected offline channels. We currently do not rely on a single customer or a small number of customers for a majority of sales in this segment, although overall sales volumes may be affected by the performance of specific distribution channels or platforms. Certain products in this segment are at early stages of market introduction and as a result, customer purchasing patterns may be uneven and subject to change as products mature and market acceptance develops.

Suppliers and Sourcing

Our sourcing and supplier relationships also differ by business segment.

Smart Technology and New Energy Solutions

We adopt a system integration focused sourcing strategy, under which core components and materials are procured from established third-party suppliers, while we also concentrate on system architecture design, software development, integration, testing and commercialization.

Key Components and Supply Sources

Our principal suppliers provide the following categories of components:

●	Battery Cells. Battery cells used in our mobile charging robots and energy storage systems are primarily sourced from established lithium battery manufacturers with large-scale production capacity and recognized market presence. Battery cells represent the most critical and cost-significant raw material and directly affect product performance, safety and lifecycle. We employ a dual-supplier strategy for battery cells to mitigate supply chain risk and enhance pricing flexibility.

●	Power Electronics and Charging Modules. High-voltage charging and power conversion modules are mainly sourced from third-party suppliers specializing in new energy power electronics. These modules are essential to our charging infrastructure and energy storage solutions and are widely used in the industry.

●	Electrical Interfaces and Connectors. Charging gun heads, sockets and related electrical connection components are sourced from recognized suppliers of high-reliability electrical connection products.

●	Mechanical Structures and Enclosures. Customized metal enclosures, battery pack housings, chassis frames and related structural components are sourced from third-party fabrication partners. These suppliers manufacture components strictly in accordance with our technical drawings and specifications.

Our sourcing strategy emphasizes supplier diversification, particularly for key components such as battery cells, which are procured from multiple qualified suppliers to mitigate the risk of supply chain disruptions and to enhance procurement flexibility. By avoiding reliance on a single supplier for critical inputs, we seek to maintain continuity of production and delivery even in the event of temporary market fluctuations or supplier-specific constraints. In addition, we primarily utilize standardized and commercially available components for non-core parts, which are widely used in electric vehicle charging and energy storage applications. This approach allows us to substitute suppliers when necessary, without significant redesign or operational disruption, supporting both supply chain resilience and cost control.

Supplier selection is based on a combination of factors, including technical capability, product quality, production capacity, delivery reliability and compliance with applicable industry standards. We conduct ongoing evaluations of supplier performance to ensure that components meet their technical specifications and quality requirements, particularly for components that directly affect system safety, performance and service life. Our sourcing model is designed to support scalable production and competitive procurement pricing as business volume increases. Based on current market conditions and supplier availability, we do not consider itself to be materially dependent on any single supplier. We believe that alternative suppliers are available for substantially all major components, and that any temporary supply disruption could be addressed without a material adverse effect on its business, financial condition or results of operations.

Computing Power and Algorithm Solutions

Computing Power Services

Our computing power services depend primarily on sourcing of computing capacity from third-party providers.

We procure computing capacity from external suppliers and integrate such capacity into scalable computing resource pools for allocation to enterprise customers. These arrangements enable us to provide computing power leasing and resource coordination services without manufacturing or hosting hardware infrastructure.

The sourcing of computing capacity is subject to market conditions, including supply availability, pricing fluctuations, data center resource constraints and delivery timelines. Market demand for high-performance computing resources may affect procurement costs and service margins. While we seek to manage supplier relationships and capacity planning, computing resource availability and cost variability may impact project timing and profitability.

Hardware Trading

Our hardware trading business depends on the procurement of servers, GPUs and related high-performance computing components from third-party suppliers for resale to enterprise customers. We purchase servers and related hardware equipment in bulk from upstream suppliers and resell such products to customers seeking to build or expand computing infrastructure. We do not manufacture semiconductor components or server hardware.

Pricing and availability of servers and GPU-based systems are influenced by market supply and demand dynamics, component availability, global semiconductor market conditions and supplier production capacity. Fluctuations in procurement costs or supply constraints may affect margins and delivery schedules.

While we work with multiple suppliers to support procurement flexibility, our hardware trading activities remain subject to ordinary commercial supply risks, including pricing volatility and delivery lead times.

Health and Wellness Products

Our health and wellness product business relies on the sourcing, processing and commercialization of premium natural ingredients used in functional nutrition and wellness products. These sourcing activities are conducted through operating entities acquired as part of the Carve Group acquisition.

Key Raw Materials and Ingredient Sources

Our primary raw materials include bird’s nest related inputs and other natural or functional ingredients used in the development of health and wellness products. Certain products incorporate ingredients derived from traditional natural sources that require specialized procurement, processing and quality control. In particular:

●	Bird’s nest related products. For bird’s nest based products, the primary raw material is raw edible bird’s nest. Raw bird’s nest materials are sourced from Southeast Asia, principally Malaysia, through established upstream suppliers that collect and aggregate bird’s nests from local production regions. These suppliers are responsible for the initial collection, cleaning, picking out the feathers and export of raw bird’s nest materials in compliance with applicable local regulatory requirements. We do not directly engage in bird’s nest harvesting activities. Upon procurement, raw bird’s nest materials are transported to our processing facilities in China. The materials will be inspected with bird’s nest raw material inspection criteria. After quality acceptance, the raw materials undergo multiple processing steps including automatic mechanical cleaning, impurity removal, simultaneously pulverized into ultrafine bird’s nest powder ready for extraction of bird’s nest peptide. Through the inspection of incoming bird’ nest materials, we ensure that the nutritional content of the bird’s nest meets the required standards, which forms the foundation for the nutritional efficacy of the final product. Moreover, the preliminary pre-processing of bird’s nest raw materials provides clean and high-purity raw materials directly suitable for subsequent extraction processes, thereby guaranteeing the stability of production yield and product quality.

●	Functional and peptide based formulations. For bird’s nest peptide and functional formulation products, additional processing inputs are required beyond those used for traditional bird’s nest products. These products involve the conversion of bird’s nest raw materials into small-molecule functional nutrients (peptide) that are more easily absorbed and utilized by the human body through processes such as physical heating separation extraction. Formulation design and key processing parameters are controlled internally based on our continuous research and experiments, while certain processing or scaling activities may involve cooperation with external partners depending on formulation requirements and production scale.

●	Wild ginseng related resources. The Carve Group owns forestry based natural resources, including wild ginseng related assets. These resources support future product development initiatives rather than large-scale commercial sales at this stage. Products derived from such resources may require extended development timelines, regulatory approvals, market testing and consumer acceptance before contributing meaningfully to revenue.

●	High-grade tea. Oriental Grove maintains an inventory of high-grade tea. As of the date of this prospectus, there is no short-term plan to commercialize such inventory.

The sourcing of natural raw materials, particularly bird’s nest, is subject to factors including seasonal availability, geographic origin, regulatory oversight, quality standards and market pricing. Supply conditions may fluctuate due to changes in upstream production, export requirements or environmental factors. In addition, products that depend on specialized processing or early-stage technologies may face longer lead times or scalability challenges. While we seek to mitigate these risks through supplier diversification, quality controls and production planning, there can be no assurance that supply disruptions or cost increases will not adversely affect product availability, margins or commercialization timelines.

Packaging and Ancillary Materials

Packaging materials, including containers, labels and related components, are sourced from third-party suppliers. Packaging design and specifications are tailored to product positioning, regulatory requirements and consumer preferences. The availability and cost of packaging materials may be affected by market conditions and supplier capacity. We work with external packaging suppliers to customize packaging designs for different product categories and stock keeping units. Packaging suppliers are selected based on production capability, quality standards and delivery timelines. Packaging materials are procured separately from raw ingredient sourcing and are integrated into the production process following product formulation and preparation. The availability and cost of packaging materials may be affected by supplier capacity, material pricing and market conditions. While we maintain working relationships with multiple suppliers, packaging procurement remains subject to ordinary commercial supply risks.

Competition

Competition in our operating businesses is significant and is driven by factors including product quality, pricing, brand recognition, distribution reach, product differentiation, technology performance, service capability and compliance with evolving regulatory requirements. Our competitors range from established operators with larger scale, longer operating history and greater financial resources to smaller and emerging operators that compete on price or niche positioning.

Smart Technology and New Energy Solutions

The markets in which we operate through Qingdao Maisi are competitive and evolving, with participants ranging from established infrastructure operators and equipment manufacturers to emerging technology-driven solution providers. Competition varies by product category and deployment model and is influenced by factors including technological capability, system reliability, deployment flexibility, pricing, operational experience, regulatory compliance and the ability to deliver integrated solutions.

In the mobile energy storage charging segment, we compete primarily with traditional fixed charging infrastructure operators, portable charging equipment providers and, to a more limited extent, manufacturers of battery trailers or emergency power vehicles. Compared to fixed charging stations, our mobile energy storage charging solutions are designed to address scenarios where permanent infrastructure is unavailable, impractical or uneconomical, including temporary, emergency or high-demand locations. Barriers to entry in this segment include system integration capability, battery management and energy management performance, field deployment experience and operational reliability under real-world conditions.

In the fixed charging pile and fixed energy storage system segment, we face competition from conventional charging station developers, energy storage system integrators and local infrastructure operators. These competitors often focus on long-term, site-specific infrastructure projects that require substantial upfront investment and longer deployment cycles. Our offerings in this segment compete based on project execution capability, integration with site requirements and operational efficiency rather than purely on equipment pricing.

In addition, we face competition from regional solution providers that operate through agency, cooperative or revenue sharing arrangements. In certain regions, competitors may benefit from established local relationships or government-supported initiatives. We seek to compete by combining equipment capability with flexible commercial structures, including service based and cooperative operating models, which are intended to lower customer entry barriers and improve deployment efficiency.

We believe that our competitive position is supported by our ability to offer differentiated deployment models across multiple application scenarios, our accumulated operational experience from completed projects and our ongoing development of platform based and system-level solutions. However, increased competition, technological advancements by competitors or changes in regulatory or market conditions could adversely affect demand, pricing or market share.

Computing Power and Algorithm Solutions

In the computing power services market, competition is primarily influenced by the ability to access stable upstream computing resources, optimize resource allocation efficiency, maintain system reliability and provide responsive customer service. In recent periods, high-performance computing resources have been in relatively limited supply in China and globally, and demand has generally exceeded supply.

In the hardware trading business, competition primarily relates to the ability to obtain supply from upstream vendors and manufacturers and to satisfy customer procurement needs in a timely manner. Market demand for certain computing-related hardware products has at times exceed available supply. We compete with other distributors and resellers based on supplier relationships, product availability, pricing, delivery capability and after-sales service. Our competitive position depends significantly on our procurement capabilities.

In the AI industry application solutions market, the competitive landscape in China is relatively fragmented, and service offerings among providers are often similar. In this segment, competition is more price-sensitive and driven primarily by solution customization capabilities, client relationship management, industry experience and project execution efficiency. This service may experience service supply exceeds market demand, resulting in more intense competition.

Health and Wellness Products

The health and wellness products market in China is competitive and includes a broad range of participants offering bird’s nest products, functional nutrition products, herbal ingredient products and other wellness offerings. We compete with (i) companies offering premium or specialty bird’s nest products, including traditional prepared products and further processed functional formulations, (ii) manufacturers and brand owners that market functional nutrition products through online and offline channels, and (iii) smaller regional or niche operators that compete primarily on price.

Our products primarily compete based on processing approach, formulation design and functional positioning, rather than solely on scale or pricing. Unlike traditional bird’s nest products that emphasize minimal processing and customary consumption formats, we focus on controlled processing techniques, including patented physical heating separation extraction technologies, to convert bird’s nest raw materials into functional components suitable for diversified product formulations. This approach allows us to develop products with more consistent specifications, targeted functional attributes and broader application formats compared to conventional bird’s nest offerings. Competition in this segment is also influenced by consumer perceptions of ingredient authenticity, sourcing reliability and product safety. We emphasize sourcing traceable bird’s nest raw materials, including materials sourced from Southeast Asia, and maintaining standardized cleaning, grading and processing procedures. These factors are intended to address consumer concerns regarding authenticity, quality consistency and regulatory compliance, which are key competitive considerations in the bird’s nest market. Functional and peptide based bird’s nest products represent an earlier stage and more specialized segment of the market. In this area, competition is shaped by technical capabilities, formulation know how and the ability to translate processing methods into commercially viable consumer products. We differentiate our products by controlling formulation parameters internally and by developing application oriented products designed for specific consumption scenarios, while recognizing that market acceptance, regulatory interpretation and consumer education remain important competitive variables. Overall, we compete in a fragmented and evolving market where differentiation is driven less by scale and more by processing methodology, formulation capability, sourcing discipline and the ability to align product characteristics with consumer expectations and regulatory standards. There can be no assurance that these differentiating factors will be sufficient to achieve or maintain competitive advantage as market conditions continue to evolve.

Intellectual Property

Our brand, trade names, trademarks, trade secrets, proprietary database and research reports and other intellectual property rights distinguish the products we distribute and our services from those of our competitors and contribute to our competitive advantage in the smart technology and new energy solutions industry, the health and wellness product industry and computing power and algorithm solutions industry. We rely on a combination of patents, copy right, trademark and trade secret as well as confidentiality agreements and non-compete covenants with our employees, sales agents, contractors and our third-party product providers. As of the date of this prospectus, we hold 20 registered patents (including one for bird’s nest extraction method), 90 registered copyrights, 126 registered trademarks, and 8 registered domain names.

In our smart technology and new energy solutions business, intellectual property focuses on protecting proprietary technologies developed in connection with our mobile energy storage charging equipment, system integration architecture and related control and management technologies. We integrate external engineering resources where appropriate while maintaining ownership of all critical technological outcomes. Our core technologies cover areas including mobile energy storage systems, BMS, EMS, charging control logic, system integration architecture, and related software and platform technologies. We define key technical specifications, functional requirements and system frameworks for our products and solutions, ensuring that core technological decisions remain fully under our control. Engineering implementation, prototyping and testing for certain modules may be conducted in cooperation with specialized third-party partners under our technical direction.

In our computing power and algorithm solutions business, intellectual property rights primarily relate to software systems, operational management tools and application-level solutions supporting our computing power aggregation and algorithm related service offerings. We rely on this portfolio of intellectual property to support the stability and functionality of our service platform and to enhance operational efficiency.

While we believe that our intellectual property portfolio and technical capabilities provide a meaningful competitive advantage, we cannot assure that our intellectual property rights will not be challenged, circumvented or invalidated, or that competitors will not develop alternative technologies that achieve similar functionality. We also rely, in part, on intellectual property rights licensed from third parties, and any termination or limitation of such rights could adversely affect our operations.

In our health and wellness product business, brand identity and product differentiation are important. We seek to protect our brands through trademarks and related rights. We also develop and use proprietary know-how related to product processing, formulation and quality management. Certain product differentiation may also arise from packaging design, customer facing materials and product naming conventions, which are subject to risks of imitation by competitors. The market for wellness products, including bird’s nest products, is characterized by frequent entry of new products and brands, and product imitation and counterfeiting can occur.

Seasonality

Certain aspects of our operations may be subject to seasonal factors.

Demand for smart technology and new energy solutions, including electric vehicle charging services, may vary seasonally due to changes in travel patterns, weather conditions and vehicle usage, which can affect charging frequency and utilization rates. Extreme weather conditions may also impact service deployment and operational efficiency. Seasonal factors may result in fluctuations in revenues, operating costs and utilization rates across our businesses.

We have not observed material seasonality in our business of computing power and algorithm solutions.

Sales of bird’s nest based health and wellness products may experience seasonal fluctuations, including periods of increased demand around traditional holidays and gift giving seasons, as well as changes in consumer purchasing behavior during colder or warmer months. In addition, the availability and pricing of certain natural inputs used in bird’s nest products may be affected by seasonal supply conditions.

Our Employees

We had 126 full-time employees as of the date of this prospectus. As of the date of this prospectus, all of our employees are employed by our Consolidated Entities.

In accordance with PRC regulations, we participate in various employee social security plans that are organized by municipal and provincial governments, including pension, unemployment insurance, childbirth insurance, work-related injury insurance, medical insurance and housing insurance. We are required under PRC law to contribute to employee benefit plans at specified percentages of the salaries, bonuses and certain allowances of our employees, up to a maximum amount specified by local governments from time to time. We believe that we maintain good working relationships with our employees, and we have not experienced any major labor disputes.

THE OFFERING

We may offer Class A Ordinary Shares, warrants to purchase Class A Ordinary Shares, debt securities, rights, or units consisting of Class A Ordinary shares and warrants, from time to time, in one or more offerings, at prices and on terms described in one or more supplements to this prospectus. The aggregate initial offering price of the securities that we may offer and sell under this prospectus will not exceed $500 million. The warrants that we may offer will consist of warrants to purchase Class A Ordinary Shares. The securities offered under this prospectus may be offered separately, together, or in separate series, and in amounts, at prices and on terms to be determined at the time of sale.

This prospectus provides you with a general description of the securities we may offer. Each time we sell securities under this shelf registration, we will provide a prospectus supplement that will contain certain specific information about the terms of that offering, including a description of any risks related to the offering, if those terms and risks are not described in this prospectus. A prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between the information in this prospectus and the applicable prospectus supplement, you should rely on the information in the prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more details on the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and the accompanying prospectus supplement together with additional information described under the headings “Incorporation of Certain Information by Reference” before investing in any of the securities offered.

USE OF PROCEEDS

Unless otherwise indicated in the applicable prospectus supplement, information incorporated by reference, we intend to use the net proceeds from the sale of securities for working capital and for other general corporate purposes.

DESCRIPTION OF SHARE CAPITAL

The following is a summary of our share capital and certain provisions of our currently effective fifth amended and restated memorandum and articles of association. This summary does not purport to be complete and is qualified in its entirety by the provisions of our currently effective memorandum and articles of association and applicable provisions of the laws of the Cayman Islands. All capitalized terms used in this section are as defined in our currently effective memorandum and articles of association, unless elsewhere defined herein.

We are a Cayman Islands exempted company with limited liability and our affairs are governed by our memorandum and articles of association, as amended and restated from time to time, and the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), and the common law of the Cayman Islands.

As of the date of this prospectus, our authorized share capital is US$450,000,000 divided into 5,000,000,000 shares consisting of (i) 4,000,000,000 Class A Ordinary Shares of a nominal or par value of US$0.09 each; and (ii) 1,000,000,000 Class B Ordinary Shares of a nominal or par value of US$0.09 each.

Our Memorandum and Articles of Association

The following are summaries of material provisions of our fifth amended and restated memorandum and articles of association, as adopted by our shareholders by special resolution, insofar as they relate to the material terms of our ordinary shares.

Objects of Our Company. Under our fifth amended and restated memorandum and articles of association, the objects of our company are unrestricted and we have the full power and authority to carry out any object not prohibited by the law of the Cayman Islands.

Ordinary Shares. Our authorised share capital is US$450,000,000 divided into 5,000,000,000 shares consisting of (i) 4,000,000,000 Class A Ordinary Shares of a nominal or par value of US$0.09 each; and (ii) 1,000,000,000 Class B Ordinary Shares of a nominal or par value of US$0.09 each. Their respective rights and restrictions are set out in our fifth amended and restated memorandum and articles of association. Our Class A Ordinary Shares and Class B Ordinary Shares are issued in registered form and are issued when registered in our register of members. We may not issue shares to bearer. Our shareholders who are non-residents of the Cayman Islands may freely hold and vote their shares. Each Class B Ordinary Share is convertible into one (1) fully paid Class A Ordinary Share at any time by the relevant holder. The right to convert shall be exercisable by the holder of the Class B Ordinary Share delivering a written notice to our company. In no event shall our Class A Ordinary Shares be convertible into Class B Ordinary Shares. Save for the voting rights and conversion rights set out in our fifth amended and restated memorandum and articles of association, our Class A Ordinary Shares and Class B Ordinary Shares shall rank pari passu and shall have the same rights, preferences, privileges and restrictions.

Fractional Shares. Our directors may issue fractions of a share and, if so issued, a fraction of a share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole share. If more than one fraction of a share is issued to or acquired by the same shareholder such fractions shall be accumulated.

Dividends. Each Class B Ordinary Share confers upon the holder no right to any share in any dividend or distribution declared or paid by our Company. Save for the aforementioned and subject to any rights and restrictions for the time being attached to any of our shares, or as otherwise provided for in the Companies Act and our fifth amended and restated articles of association, our Directors may from time to time declare dividends (including interim dividends) and other distributions on our shares in issue and authorise payment of the same out of the funds of our Company lawfully available therefor. Under the laws of the Cayman Islands, our company may declare and pay a dividend out of either profit or share premium account, provided that in no circumstances may a dividend be paid if this would result in our company being unable to pay its debts as they fall due in the ordinary course of business.

Voting rights. Holders of our shares have the right to receive notice of, attend, speak and vote at general meetings of our company. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman. Subject to any rights and restrictions for the time being attached to any share, on a show of hands every shareholder present in person and every person representing a shareholder by proxy (or, if a corporation or other non-natural person, by its duly authorized representative or proxy) shall, at a general meeting or extraordinary general meeting of our company, each have one (1) vote for each Class A Ordinary Share and one hundred (100) votes for each Class B Ordinary Share and on a poll every shareholder and every person representing a shareholder by proxy (or, if a corporation or other non-natural person, by its duly authorized representative or proxy) shall have one (1) vote for each Class A Ordinary Share and one hundred (100) votes for each Class B Ordinary Share of which he or the Person represented by proxy is the holder.

A quorum required for a meeting of shareholders consists of one or more shareholders holding not less than an aggregate of one-third of all shares in issue of our company present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative. Advance notice of at least ten calendar days is required for the convening of our annual general meeting and other shareholders meetings.

An ordinary resolution to be passed at a meeting by the shareholders requires the affirmative vote of a simple majority of the votes attaching to the ordinary shares cast at a meeting. A special resolution requires the affirmative vote of no less than two-thirds of the votes cast attaching to the outstanding shares at a meeting. Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our company, as permitted by the Companies Act and our fifth amended and restated memorandum and articles of association. A special resolution will be required for important matters such as a change of name or making changes that will affect the rights, preferences, privileges or powers of the preferred shareholders.

General Meetings of Shareholders. As a Cayman Islands exempted company with limited liability, we are not obliged by the Companies Act to call shareholders’ annual general meetings. At our general meetings the report of our directors (if any) shall be presented.

Shareholders’ general meetings may be convened by our directors. Additionally, upon the written requisition of the shareholders holding not less than one-third of the paid-up share capital carrying voting rights, the directors are obligated to convene an extraordinary general meeting. If the directors fail to duly proceed to convene such meeting within 21 days of the deposit of the requisition, the requisitionists themselves (or any of them representing more than one-half of their total voting rights) may convene the meeting within three months. Advance notice of at least ten (10) calendar days is required for the convening of general meeting of our shareholders. A quorum required for any general meeting of shareholders consists of at least one shareholder present or by proxy, representing not less than an aggregate of one-third of all votes attaching to all of our shares in issue and entitled to vote.

The Companies Act provides shareholders with only limited rights to require a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our fifth memorandum and articles of association provide that upon the requisition of shareholders representing in aggregate not less than one-third of the paid up capital of our company entitled to vote at general meetings, our board will convene an extraordinary general meeting and put the resolutions so requisitioned to a vote at such meeting. However, our fifth amended and restated memorandum and articles of association do not provide our shareholders with any right to put any proposals before annual general meetings or extraordinary general meetings not called by such shareholders.

Transfer of Ordinary Shares. Subject to the restrictions set out in our fifth amended and restated memorandum and articles of association, as applicable, any of our shareholders may transfer all or any of his or her shares by an instrument of transfer in the usual or common form or any other form approved by our board. No Class B Ordinary Share may be sold, transferred, assigned, pledged, or otherwise disposed of, or used as collateral for loans or any obligations.

Conversion. Each Class B Ordinary Share is convertible into one Class A Ordinary Share, at the option of the holder, subject to approval by the majority of the board of directors or by written resolutions of all the directors. In no event shall Class A Ordinary Shares be convertible into Class B Ordinary Shares under any circumstances. Class B Ordinary Shares shall be automatically and immediately converted into an equal number of Class A Ordinary Shares under the following circumstances: (i) if the holder is an employee, upon the termination of their employment (howsoever arising) with the Company; (ii) if the holder is a Director, upon their resignation or removal from the board of directors; and (iii) if the holder is a wholly-owned company (“Owned Company”) of a director, senior management, or an existing shareholder, upon the individual ceasing to wholly own the Owned Company.

Liquidation. Each Class B Ordinary Share confers upon the holder no right to any share in the distribution of the surplus assets of the Company upon liquidation or otherwise. Save for the aforementioned and subject to any rights and restrictions for the time being attached to any of our shares, or as otherwise provided for in the Companies Act and our fifth amended and restated articles of association, on the winding up of our company by special resolution of our company or any other sanction required by the Companies Act, if the assets available for distribution amongst our shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst our shareholders in proportion to the par value of the shares held by them at the commencement of the winding up, subject to a deduction from those shares in respect of which there are monies due, of all monies payable to our company for unpaid calls or otherwise. If our assets available for distribution are insufficient to repay all of our paid-up capital, the assets will be distributed so that, as nearly as may be, the losses are borne by our shareholders in proportion to the par value of the shares held by them.

Calls on Shares and Forfeiture of Shares. Our board of directors may from time to time make calls upon shareholders in respect of any moneys unpaid on their shares and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to our Company at the time or times so specified the amount called on such Shares. If a Shareholder fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

Redemption, Repurchase and Surrender of Shares. Subject to the Companies Act and our fifth amended and restated memorandum and articles of association, we may (i) issue shares on terms that they are to be redeemed or are liable to be redeemed at the option of our company or our shareholder on such terms and in such manner as may be determined, before the issue of such Shares, by either our board or by our shareholders by ordinary resolution; (ii) purchase our own shares (including any redeemable shares) on such terms and in such manner as have been approved by our Directors or by the holders of our shares by ordinary resolution, or are otherwise authorized by our fifth amended and restated memorandum and articles of association; (iii) make a payment in respect of the redemption or purchase of its own Shares in any manner authorized by the Companies Act, including out of its capital; and (iv) accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the directors may determine. The Company may, at its option, redeem all or any of the Class B Ordinary Shares held by any person at any time, at such price, and in such manner as may be determined by the board of directors, in accordance with our articles of association.

Variations of Rights of Shares. If at any time, our share capital is divided into different classes of shares, the rights attached to any class of shares, subject to any rights or restrictions for the time being attached to any class of shares, may only be materially varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued shares of that class or with the sanction of a resolution passed at a separate meeting of the holders of the shares of the class by a majority of two-thirds of the votes cast at such meeting. The rights conferred upon the holders of the shares of any class issued shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be materially adversely varied by the creation or issue of further shares ranking pari passu with such existing class of shares.

Issuance of Additional Shares. Our fifth amended and restated memorandum of association authorizes our board of directors to issue additional shares from time to time as our board of directors shall determine, to the extent of available authorized but unissued shares.

Our fifth amended and restated memorandum of association also authorizes our board of directors to establish from time to time one or more series of preference shares and to determine, with respect to any series of preference shares, the terms and rights of that series, including:

●	the designation of the series;

●	the number of shares of the series;

●	the dividend rights, dividend rates, conversion rights, voting rights; and

●	the rights and terms of redemption and liquidation preferences.

Our board of directors may issue preference shares without action by our shareholders to the extent authorized but unissued. Issuance of these shares may dilute the voting power of holders of ordinary shares.

Inspection of Books and Records. Holders of our ordinary shares will have no general right under Cayman Islands law to inspect or obtain copies of our list of shareholders or our corporate records. However, we will provide our shareholders with annual audited financial statements.

Anti-Takeover Provisions. Some provisions of our fifth memorandum and articles of association may discourage, delay or prevent a change of control of our company or management that shareholders may consider favorable, including provisions that:

●	authorize our board of directors to issue preference shares in one or more series and to designate the price, rights, preferences, privileges and restrictions of such preference shares without any further vote or action by our shareholders; and

●	limit the ability of shareholders to requisition and convene general meetings of shareholders.

However, under Cayman Islands law, our directors may only exercise the rights and powers granted to them under our fifth memorandum and articles of association for a proper purpose and for what they believe in good faith to be in the best interests of our company.

Exempted Company. We are an exempted company with limited liability under the Companies Act. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except that an exempted company:

●	does not have to file an annual return of its shareholders with the Registrar of Companies;

●	is not required to open its register of members for inspection;

●	does not have to hold an annual general meeting;

●	may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

●	may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

●	may register as an exempted limited duration company; and

●	may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

Differences in Corporate Law

The Companies Act is derived, to a large extent, from the older Companies Acts of England but does not follow recent English statutory enactments and accordingly there are significant differences between the Companies Act and the current Companies Act of England. In addition, the Companies Act differs from laws applicable to the United States corporations and their shareholders. Set forth below is a summary of the significant differences between the provisions of the Companies Act applicable to us and the laws applicable to companies incorporated in the State of Delaware and their shareholders.

Mergers and Similar Arrangements. The Companies Act permits mergers and consolidations between Cayman Islands companies and between Cayman Islands companies and non-Cayman Islands companies. For these purposes, (a) “merger” means the merging of two or more constituent companies and the vesting of their undertaking, property and liabilities in one of such companies as the surviving company, and (b) a “consolidation” means the combination of two or more constituent companies into a combined company and the vesting of the undertaking, property and liabilities of such companies to the consolidated company. In order to effect such a merger or consolidation, the directors of each constituent company must approve a written plan of merger or consolidation, which must then be authorized by (a) a special resolution of the shareholders of each constituent company, and (b) such other authorization, if any, as may be specified in such constituent company’s articles of association. The written plan of merger or consolidation must be filed with the Registrar of Companies of the Cayman Islands together with a declaration (among other matters) as to the solvency of the consolidated or surviving company, a statement of the assets and liabilities of each constituent company and an undertaking that a copy of the certificate of merger or consolidation will be given to the members and creditors of each constituent company and that notification of the merger or consolidation will be published in the Cayman Islands Gazette. Dissenting shareholders have the right to be paid the fair value of their shares (which, if not agreed between the parties, will be determined by the Cayman Islands court) if they follow the required procedures, subject to certain exceptions. Court approval is not required for a merger or consolidation which is effected in compliance with these statutory procedures.

In addition, there are statutory provisions that facilitate, compromises or arrangements between a Cayman Islands company and its members (or any class of them).

Following amendments to the Companies Act that took effect on August 31, 2022, the majority-in-number “headcount test” in relation to the approval of members’ schemes of arrangement has been abolished. Section 86(2A) of the Companies Act provides that, if 75% in value of the members (or class of members) of a Cayman Islands company agree to any compromise or arrangement, such compromise or arrangement shall, if sanctioned by the Cayman Court, be binding on all members (or class of members) of such company and on the company itself. Where a Cayman Islands company is in the course of being wound up, such compromise or arrangement would be binding on the liquidator and contributories of the company. In contrast, section 86(2) of the Companies Act continues to require (a) approval by a majority in number representing 75% in value; and (b) the sanction of the Grand Court of the Cayman Islands, in relation to any compromise or arrangement between a company and its creditors (or any class of them). At the initial directions hearing, the Cayman Islands court will make orders for (amongst other things) the convening of the meetings of creditors or members (or classes of them, as applicable). While a dissenting shareholder or creditor has the right to express to the court the view that the transaction ought not to be approved, the court would nevertheless be likely to approve the arrangement if it determines that:

●	the company has complied with the directions set down by the Cayman Islands court;

●	the meeting was properly held and the statutory provisions as to the required majority vote have been met;

●	the shareholders have been fairly represented at the meeting in question and the statutory majority are acting bona fide without coercion of the minority to promote interests adverse to those of the class; and

●	the arrangement is such that may be reasonably approved by an intelligent and honest man of that class acting in respect of his/her interest.

If a compromise or arrangement of a Cayman Islands company is approved by the members in the context of a members’ scheme and the Cayman Islands court subsequently sanctions such scheme (as described above), a dissenting shareholder would have no rights comparable to the appraisal rights which it would have if the company in question were a Delaware corporation (being the right to receive payment in cash for the judicially determined value of its shares). This is because such scheme will be binding on all members (or class of members), regardless of whether all the members (or class of members) approved the scheme, upon the sanction order being made. Having said that, a dissenting shareholder would have the right to appeal the making of the sanction order to the Cayman Islands Court of Appeal, if there were grounds for doing so.

Shareholders’ Suits. In principle, we will normally be the proper plaintiff to sue for a wrong done to us as a company and as a general rule a derivative action may ordinarily not be brought by a minority shareholder. However, based on English authorities, which would in all likelihood be of persuasive authority in the Cayman Islands, the Cayman Islands courts can be expected to follow and apply the common law principles (namely the rule in Foss v. Harbottle and the exceptions thereto) so that a minority shareholder may be permitted to commence a class action against the company or a derivative action in the name of the company to challenge certain acts, including the following:

●	an act which is ultra vires or illegal and is therefore incapable of ratification by the shareholders;

●	an act which constitutes a fraud against the minority where the wrongdoers are themselves in control of our company; and

●	an act which requires a resolution with a qualified (or special) majority (i.e. more than a simple majority) which has not been obtained.

Indemnification of Directors and Executive Officers and Limitation of Liability. Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. Our currently effective fifth amended and restated memorandum and articles of association provide that that we shall indemnify our directors (including any alternative director), secretary, assistant secretary or other officers (but not including our company’s auditors) and their personal representatives, against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such persons, other than by reason of such person’s dishonesty, willful default or fraud, as determined by a court of competent jurisdiction, in or about the conduct of our company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning our company or its affairs in any court whether in the Cayman Islands or elsewhere. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation.

In addition, we have entered into indemnification agreements with our directors and executive officers to indemnify and hold harmless the indemnitee from and against any and all expenses which the indemnitee incurs or becomes obligated to incur in connection with such proceeding, to the fullest extent permitted by applicable law.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us under the foregoing provisions, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Directors’ Fiduciary Duties. Under Delaware corporate law, a director of a Delaware corporation has a fiduciary duty to the corporation and its shareholders. This duty has two components: the duty of care and the duty of loyalty. The duty of care requires that a director act in good faith, with the care that an ordinarily prudent person would exercise under similar circumstances. Under this duty, a director must inform himself or herself of, and disclose to shareholders, all material information reasonably available regarding a significant transaction. The duty of loyalty requires that a director acts in a manner he reasonably believes to be in the best interests of the corporation. He or she must not use his or her corporate position for personal gain or advantage. This duty prohibits self-dealing by a director and mandates that the best interest of the corporation and its shareholders take precedence over any interest possessed by a director, officer or controlling shareholder and not shared by the shareholders generally. In general, actions of a director are presumed to have been made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. However, this presumption may be rebutted by evidence of a breach of one of the fiduciary duties. Should such evidence be presented concerning a transaction by a director, the director must prove the procedural fairness of the transaction, and that the transaction was of fair value to the corporation.

As a matter of Cayman Islands law, a director of a Cayman Islands company is in the position of a fiduciary with respect to the company and therefore it is considered that he owes the following duties to the company — a duty to act in good faith in the best interests of the company, a duty not to make a personal profit based on his position as director (unless the company permits him to do so), a duty not to put himself or herself in a position where the interests of the company conflict with his or her personal interest or his or her duty to a third party and a duty to exercise powers for the purpose for which such powers were intended. A director of a Cayman Islands company owes to the company a duty to act with skill and care. It was previously considered that a director need not exhibit in the performance of his or her duties a greater degree of skill than may reasonably be expected from a person of his or her knowledge and experience. However, English and Commonwealth courts have moved towards an objective standard with regard to the required skill and care and these authorities are likely to be followed in the Cayman Islands. In fulfilling their duty of care to us, our directors must ensure compliance with our memorandum and articles of association as amended and restated from time to time.

Shareholder Action by Written Consent. Under the Delaware General Corporation Law, a corporation may eliminate the right of shareholders to act by written consent by amendment to its certificate of incorporation. Cayman Islands law and our currently effective fifth amended and restated memorandum and articles of association provide that shareholders may approve corporate matters by way of a unanimous written resolution signed by or on behalf of each shareholder who would have been entitled to vote on such matter at a general meeting without a meeting being held, and any such resolution in writing shall be as valid and effective as if the same had been passed at a general meeting of our company duly convened and held.

Shareholder Proposals. Under the Delaware General Corporation Law, a shareholder has the right to put any proposal before the annual meeting of shareholders, provided it complies with the notice provisions in the governing documents. A special meeting may be called by the board of directors or any other person authorized to do so in the governing documents, but shareholders may be precluded from calling special meetings.

Cayman Islands law provides shareholders with only limited rights to requisition a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our currently effective memorandum and articles of association allow our shareholders holding not less than one-third of the paid up share capital of our Company as at that date of the deposit carrying the right to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case our board is obliged to call such meeting and to put the resolutions so requisitioned to a vote at such meeting. Other than this right to requisition a shareholders’ meeting, our currently effective memorandum and articles of association do not provide our shareholders with any other right to put proposals before a meeting. As an exempted Cayman Islands company, we are not obliged by law to call shareholders’ annual general meetings.

Cumulative Voting. Under the Delaware General Corporation Law, cumulative voting for elections of directors is not permitted unless the corporation’s certificate of incorporation specifically provides for it. Cumulative voting potentially facilitates the representation of minority shareholders on a board of directors since it permits the minority shareholder to cast all the votes to which the shareholder is entitled on a single director, which increases the shareholder’s voting power with respect to electing such director. While there is nothing under the laws of the Cayman Islands which specifically prohibits or restricts the creation of cumulative voting rights for the election of directors of our company, it is not a concept that is accepted as a common practice in the Cayman Islands, and our company has made no provisions in our fifth amended and restated memorandum and articles of association to allow cumulative voting for election of our directors. As a result, our shareholders are not afforded any less protections or rights on this issue than shareholders of a Delaware corporation.

Removal of Directors. Under the Delaware General Corporation Law, a director of a corporation with a classified board may be removed only for cause with the approval of a majority of the outstanding shares entitled to vote, unless the certificate of incorporation provides otherwise. Under our currently effective fifth amended and restated memorandum and articles of association, subject to certain restrictions as contained therein, directors may be removed by an ordinary resolution of our company. Notwithstanding anything in our articles of association or in any agreement between our company and such Director (but without prejudice to any claim for damages under such agreement). A vacancy on our board of Directors created by the removal of a Director under the previous sentence may be filled by Ordinary Resolution or by the affirmative vote of a simple majority of the remaining Directors present and voting at a our board of Directors meeting. The notice of any meeting at which a resolution to remove a Director shall be proposed or voted upon must contain a statement of the intention to remove that Director and such notice must be served on that Director not less than ten (10) calendar days before the meeting. Such Director is entitled to attend the meeting and be heard on the motion for his removal. In addition, a director’s office shall be vacated if the director (i) becomes bankrupt or makes any arrangement or composition with his creditors; (ii) is found to be or becomes of unsound mind or dies; (iii) resigns his office by notice in writing to the company; (iv) is prohibited by any applicable law or designated stock exchange rules from being a Director; (v) without special leave of absence from our board of directors, is absent from three consecutive meetings of the board and the board resolves that his office be vacated or; (vi) is removed from office pursuant to any other provisions of our currently effective fifth amended and restated memorandum and articles of association.

Transactions with Interested Shareholders. The Delaware General Corporation Law contains a business combination statute applicable to Delaware corporations whereby, unless the corporation has specifically elected not to be governed by such statute by amendment to its certificate of incorporation, it is prohibited from engaging in certain business combinations with an “interested shareholder” for three years following the date that such person becomes an interested shareholder. An interested shareholder generally is a person or a group who or which owns or owned 15% or more of the target’s outstanding voting share within the past three years. This has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the target in which all shareholders would not be treated equally. The statute does not apply if, among other things, prior to the date on which such shareholder becomes an interested shareholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested shareholder. This encourages any potential acquirer of a Delaware corporation to negotiate the terms of any acquisition transaction with the target’s board of directors.

Cayman Islands law has no comparable statute. As a result, we cannot avail ourselves of the types of protections afforded by the Delaware business combination statute. However, although Cayman Islands law does not regulate transactions between a company and its significant shareholders, the directors of our company are required to comply with the fiduciary duties which they owe to our company under Cayman Islands law, including the duty to ensure that, in their opinion, any such transactions must be entered into bona fide in the best interests of the company, and are entered into for a proper corporate purpose and not with the effect of constituting a fraud on the minority shareholders.

Dissolution; Winding up. Under the Delaware General Corporation Law, unless the board of directors approves the proposal to dissolve, dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s outstanding shares. Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions initiated by the board.

Under Cayman Islands law, a company may be wound up by either an order of the courts of the Cayman Islands or by a special resolution of its members or, if the company is unable to pay its debts, by an ordinary resolution of its members. The court has authority to order winding up in a number of specified circumstances including where it is, in the opinion of the court, just and equitable to do so.

Variation of Rights of Shares. Under the Delaware General Corporation Law, a corporation may vary the rights of a class of shares with the approval of a majority of the outstanding shares of such class, unless the certificate of incorporation provides otherwise. Under our currently effective memorandum and articles of association, if our share capital is divided into more than one class of shares, the rights attached to any such class may only be varied with the consent in writing of two-thirds of the holders of the issued shares of that class or with the sanction of a resolution passed by a majority of two-thirds of the votes cast at a separate meeting of the holders of the shares of that class.

Restructuring. A company may present a petition to the Grand Court of the Cayman Islands for the appointment of a restructuring officer on the grounds that the company:

(a)	is or is likely to become unable to pay its debts; and

(b)	intends to present a compromise or arrangement to its creditors (or classes thereof) either pursuant to the Companies Act, the law of a foreign country or by way of a consensual restructuring.

The Grand Court may, among other things, make an order appointing a restructuring officer upon hearing of such petition, with such powers and to carry out such functions as the court may order. At any time (i) after the presentation of a petition for the appointment of a restructuring officer but before an order for the appointment of a restructuring officer has been made, and (ii) when an order for the appointment of a restructuring officer is made, until such order has been discharged, no suit, action or other proceedings (other than criminal proceedings) shall be proceeded with or commenced against the company, no resolution to wind up the company shall be passed, and no winding up petition may be presented against the company, except with the leave of the court. However, notwithstanding the presentation of a petition for the appointment of a restructuring officer or the appointment of a restructuring officer, a creditor who has security over the whole or part of the assets of the company is entitled to enforce the security without the leave of the court and without reference to the restructuring officer appointed.

Amendment of Governing Documents. Under the Delaware General Corporation Law, a corporation’s governing documents may be amended with the approval of a majority of the outstanding shares entitled to vote, unless the certificate of incorporation provides otherwise. Under Cayman Islands law, our currently effective fifth amended and restated memorandum and articles of association may only be amended with a special resolution of our shareholders.

Rights of Non-resident or Foreign Shareholders. There are no limitations imposed by our currently effective memorandum and articles of association on the rights of non-resident or foreign shareholders to hold or exercise voting rights on our shares. In addition, there are no provisions in our currently effective fifth amended and restated memorandum and articles of association governing the ownership threshold above which shareholder ownership must be disclosed.

DESCRIPTION OF DEBT SECURITIES

General

As used in this prospectus, the term “debt securities” means the debentures, notes, bonds, and other evidences of indebtedness that we may issue from time to time. The debt securities will either be senior debt securities or subordinated debt securities. Debt securities will be issued under an indenture between us and a trustee to be named therein. We have filed the forms of indentures as exhibits to the registration statement of which this prospectus is a part. We may issue debt securities which may or may not be converted into our Class A Ordinary Shares. It is likely that convertible debt securities will not be issued under an indenture. We may issue the debt securities independently or together with any underlying securities, and debt securities may be attached or separate from the underlying securities.

The following description is a summary of selected provisions relating to the debt securities that we may issue. The summary is not complete. When debt securities are offered in the future, a prospectus supplement, information incorporated by reference, or a free writing prospectus, as applicable, will explain the particular terms of those securities and the extent to which these general provisions may apply. The specific terms of the debt securities as described in a prospectus supplement, information incorporated by reference, or free writing prospectus will supplement and, if applicable, may modify or replace the general terms described in this section.

This summary and any description of debt securities in the applicable prospectus supplement, information incorporated by reference, or free writing prospectus is subject to and is qualified in its entirety by reference to all the provisions of any specific debt securities document or agreement. We will file each of these documents, as applicable, with the SEC and incorporate them by reference as an exhibit to the registration statement of which this prospectus is a part on or before the time we issue a series of debt securities. See “Where You Can Find Additional Information” and “Incorporation of Certain Information by Reference” below for information on how to obtain a copy of a debt securities document when it is filed.

When we refer to a series of debt securities, we mean all debt securities issued as part of the same series under the applicable indenture.

Terms

The applicable prospectus supplement, information incorporated by reference, or free writing prospectus, may describe the terms of any debt securities that we may offer, including, but not limited to, the following:

●	the title of the debt securities;

●	the total amount of the debt securities;

●	the amount or amounts of the debt securities will be issued and interest rate;

●	the conversion price at which the debt securities may be converted;

●	the date on which the right to convert the debt securities will commence and the date on which the right will expire;

●	if applicable, the minimum or maximum amount of debt securities that may be converted at any one time;

●	if applicable, a discussion of material federal income tax consideration;

●	if applicable, the terms of the payoff of the debt securities;

●	the identity of the indenture agent, if any;

●	the procedures and conditions relating to the conversion of the debt securities; and

●	any other terms of the debt securities, including terms, procedure and limitation relating to the exchange or conversion of the debt securities.

Form, Exchange, and Transfer

We may issue the debt securities in registered form or bearer form. Debt securities issued in registered form, i.e., book-entry form, will be represented by a global security registered in the name of a depository, which will be the holder of all the debt securities represented by the global security. Those investors who own beneficial interests in global debt securities will do so through participants in the depository’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depository and its participants. In addition, we may issue debt securities in non-global form, i.e., bearer form. If any debt securities are issued in non-global form, debt securities certificates may be exchanged for new debt securities certificates of different denominations, and holders may exchange, transfer, or convert their debt securities at the debt securities agent’s office or any other office indicated in the applicable prospectus supplement, information incorporated by reference or free writing prospectus.

Prior to the conversion of their debt securities, holders of debt securities convertible for Class A Ordinary Shares will not have any rights of holders of Class A Ordinary Shares, and will not be entitled to dividend payments, if any, or voting rights of the Class A Ordinary Shares.

Conversion of Debt Securities

A debt security may entitle the holder to purchase, in exchange for the extinguishment of debt, an amount of securities at a conversion price that will be stated in the debt security. Debt securities may be converted at any time up to the close of business on the expiration date set forth in the terms of such debt security. After the close of business on the expiration date, debt securities not exercised will be paid in accordance with their terms.

Debt securities may be converted as set forth in the applicable offering material. Upon receipt of a notice of conversion properly completed and duly executed at the corporate trust office of the indenture agent, if any, or to us, we will forward, as soon as practicable, the securities purchasable upon such exercise. If less than all of the debt security represented by such security is converted, a new debt security will be issued for the remaining debt security.

DESCRIPTION OF WARRANTS

General

We may issue warrants to purchase our Class A Ordinary Shares. We may issue the warrants independently or together with any underlying securities, and the warrants may be attached or separate from the underlying securities. We may also issue a series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent in connection with the warrants of such series and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

The following description is a summary of selected provisions relating to the warrants that we may issue. The summary is not complete. When warrants are offered in the future, a prospectus supplement, information incorporated by reference, or a free writing prospectus, as applicable, will explain the particular terms of those securities and the extent to which these general provisions may apply. The specific terms of the warrants as described in a prospectus supplement, information incorporated by reference, or free writing prospectus will supplement and, if applicable, may modify or replace the general terms described in this section.

This summary and any description of warrants in the applicable prospectus supplement, information incorporated by reference, or free writing prospectus is subject to and is qualified in its entirety by reference to all the provisions of any specific warrant document or agreement, if applicable. We will file each of these documents, as applicable, with the SEC and incorporate them by reference as an exhibit to the registration statement of which this prospectus is a part on or before the time we issue a series of warrants. See “Where You Can Find Additional Information” and “Incorporation of Certain Information by Reference” below for information on how to obtain a copy of a warrant document when it is filed.

When we refer to a series of warrants, we mean all warrants issued as part of the same series under the applicable warrant agreement.

Terms

The applicable prospectus supplement, information incorporated by reference, or free writing prospectus, may describe the terms of any warrants that we may offer, including, but not limited to, the following:

●	the title of the warrants;

●	the total number of warrants;

●	the price or prices at which the warrants will be issued;

●	the price or prices at which the warrants may be exercised;

●	the currency or currencies that investors may use to pay for the warrants;

●	the date on which the right to exercise the warrants will commence and the date on which the right will expire;

●	whether the warrants will be issued in registered form;

●	information with respect to book-entry procedures, if any;

●	if applicable, the minimum or maximum amount of warrants that may be exercised at any one time;

●	if applicable, the designation and terms of the underlying securities with which the warrants are issued and the number of warrants issued with each underlying security;

●	if applicable, the date on and after which the warrants and the related underlying securities will be separately transferable;

●	if applicable, a discussion of material federal income tax considerations;

●	if applicable, the terms of redemption of the warrants;

●	the identity of the warrant agent, if any;

●	the procedures and conditions relating to the exercise of the warrants; and

●	any other terms of the warrants, including terms, procedures, and limitations relating to the exchange and exercise of the warrants.

Warrant Agreement

We may issue the warrants in one or more series under one or more warrant agreements, each to be entered into between us and a bank, trust company, or other financial institution as warrant agent. We may add, replace, or terminate warrant agents from time to time. We may also choose to act as our own warrant agent or may choose one of our subsidiaries to do so.

The warrant agent under a warrant agreement will act solely as our agent in connection with the warrants issued under that agreement. Any holder of warrants may, without the consent of any other person, enforce by appropriate legal action, on its own behalf, its right to exercise those warrants in accordance with their terms.

Form, Exchange, and Transfer

We will issue the warrants in registered form. Warrants issued in registered form, i.e., book-entry form, will be represented by a global security registered in the name of a depository, which will be the holder of all the warrants represented by the global security. Those investors who own beneficial interests in a global warrant will do so through participants in the depository’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depository and its participants.

Prior to the exercise of their warrants, holders of warrants exercisable for Class A Ordinary Shares or Class B Ordinary Shares will not have any rights of holders of Class A Ordinary Shares or Class B Ordinary Shares and will not be entitled to dividend payments, if any, or voting rights of the Class A Ordinary Shares or Class B Ordinary Shares.

Exercise of Warrants

A warrant will entitle the holder to purchase for cash an amount of securities at an exercise price that will be stated in, or that will be determinable as described in, the applicable prospectus supplement, information incorporated by reference, or free writing prospectus. Warrants may be exercised at any time up to the close of business on the expiration date set forth in the applicable offering material. After the close of business on the expiration date, unexercised warrants will become void. Warrants may be redeemed as set forth in the applicable offering material.

Warrants may be exercised as set forth in the applicable offering material. Upon receipt of payment and the warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the applicable offering material, we will forward, as soon as practicable, the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants.

DESCRIPTION OF RIGHTS

We may issue rights to purchase our Class A Ordinary Shares. The rights may or may not be transferable by the persons purchasing or receiving the rights. In connection with any rights offering, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such rights offering. Each series of rights will be issued under a separate rights agent agreement to be entered into between us and one or more banks, trust companies, or other financial institutions, as rights agent, that we will name in the applicable prospectus supplement. The rights agent will act solely as our agent in connection with the rights and will not assume any obligation or relationship of agency or trust for or with any holders of rights certificates or beneficial owners of rights.

The prospectus supplement relating to any rights that we offer will include specific terms relating to the offering, including, among other matters:

●	the date of determining the security holders entitled to the rights distribution;

●	the aggregate number of rights issued and the aggregate amount of securities purchasable upon exercise of the rights;

●	the exercise price;

●	the conditions to completion of the rights offering;

●	the date on which the right to exercise the rights will commence and the date on which the rights will expire; and

●	any applicable federal income tax considerations.

Each right would entitle the holder of the rights to purchase for cash the principal amount of securities at the exercise price set forth in the applicable prospectus supplement. Rights may be exercised at any time up to the close of business on the expiration date for the rights provided in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised rights will become void.

If less than all of the rights issued in any rights offering are exercised, we may offer any unsubscribed securities directly to persons other than our security holders, to or through agents, underwriters, or dealers, or through a combination of such methods, including pursuant to standby arrangements, as described in the applicable prospectus supplement.

DESCRIPTION OF UNITS

We may issue units composed of any combination of Class A Ordinary Shares, debt securities, warrants and rights. We will issue each unit so that the holder of the unit is also the holder of each security included in the unit. As a result, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

The following description is a summary of selected provisions relating to units that we may offer. The summary is not complete. When units are offered in the future, a prospectus supplement, information incorporated by reference, or a free writing prospectus, as applicable, will explain the particular terms of those securities and the extent to which these general provisions may apply. The specific terms of the units as described in a prospectus supplement, information incorporated by reference, or free writing prospectus will supplement and, if applicable, may modify or replace the general terms described in this section.

This summary and any description of units in the applicable prospectus supplement, information incorporated by reference, or free writing prospectus, is subject to and is qualified in its entirety by reference to the unit agreement, collateral arrangements, and depositary arrangements, if applicable. We will file each of these documents, as applicable, with the SEC and incorporate them by reference as an exhibit to the registration statement of which this prospectus is a part on or before the time we issue a series of units. See “Where You Can Find Additional Information” and “Incorporation of Certain Information by Reference” below for information on how to obtain a copy of a document when it is filed.

The applicable prospectus supplement, information incorporated by reference, or free writing prospectus may describe:

●	The designation and terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

●	Any provisions for the issuance, payment, settlement, transfer, or exchange of the units or of the securities composing the units;

●	Whether the units will be issued in fully registered or global form; and

●	Any other terms of the units.

The applicable provisions described in this section, as well as those described under “Description of Share Capital,” “Description of Warrants,” above, will apply to each unit and to each security included in each unit, respectively.

PLAN OF DISTRIBUTION

We may sell the securities offered by this prospectus from time to time in one or more transactions, pursuant to one or more of the following methods:

●	through agents;

●	to dealers or underwriters;

●	in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, to or through a market maker or into an existing trading market, on an exchange, or otherwise;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers; or

●	through a combination of any such methods of sale.

The prospectus supplement with respect to the securities may state or supplement the terms of the offering of the securities.

In addition, we may issue the securities as a dividend or distribution or in a subscription rights offering to our existing security holders. In some cases, we or dealers acting for us or on our behalf may also repurchase securities and reoffer them to the public by one or more of the methods described above. This prospectus may be used in connection with any offering of our securities through any of these methods or other methods described in the applicable prospectus supplement.

Our securities distributed by any of these methods may be sold to the public, in one or more transactions, either:

●	at a fixed price or prices, which may be changed;

●	at market prices prevailing at the time of sale;

●	at prices related to prevailing market prices; or

●	at negotiated prices.

The prospectus supplement relating to any offering will identify or describe:

●	any terms of the offering;

●	any underwriter, dealers or agents;

●	any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation;

●	the net proceeds to us;

●	the purchase price of the securities;

●	any delayed delivery arrangement;

●	any over-allotment options under which underwriters may purchase additional securities from us;

●	the public offering price;

●	any discounts or concessions allowed or reallowed or paid to dealers; and

●	any exchange on which the securities will be listed.

If we use underwriters for a sale of securities, the underwriters will acquire the securities for their own account. The underwriters may resell the securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters to purchase the securities will be subject to the conditions set forth in the applicable underwriting agreement. The underwriters will be obligated to purchase all the securities of the series offered if they purchase any of the securities of that series. We may change from time to time any public offering price and any discounts or concessions the underwriters allow or reallow or pay to dealers. We may use underwriters with whom we have a material relationship. The prospectus supplement will include the names of the principal underwriters the respective amount of securities underwritten, the nature of the obligation of the underwriters to take the securities and the nature of any material relationship between an underwriter and us.

If dealers are used in the sale of securities offered through this prospectus, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. The prospectus supplement will include the names of the dealers and the terms of the transaction.

We may designate agents who agree to use their reasonable efforts to solicit purchases for the period of their appointment or to sell securities on a continuing basis.

We may also sell securities directly to one or more purchasers without using underwriters or agents. Such securities may also be sold through agents designated from time to time. The prospectus supplement will name any agent involved in the offer or sale of the offered securities and will describe any commissions payable to the agent by us. Unless otherwise indicated in the prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment. We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. The terms of any such sales will be described in the prospectus supplement.

Underwriters, dealers and agents that participate in the distribution of the securities may be underwriters as defined in the Securities Act, and any discounts or commissions they receive from us and any profit on their resale of the securities may be treated as underwriting discounts and commissions under the Securities Act. We will identify in the applicable prospectus supplement any underwriters, dealers or agents and will describe their compensation. We may have agreements with the underwriters, dealers and agents to indemnify them against specified civil liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with or perform services for us in the ordinary course of their businesses.

If the prospectus supplement indicates, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The applicable prospectus supplement will describe the commission payable for solicitation of those contracts.

Unless otherwise specified in the applicable prospectus supplement or any free writing prospectus, each class or series of securities offered will be a new issue with no established trading market, other than our Class A Ordinary Shares, which are listed on the Nasdaq Global Market . We may elect to list any other class or series of securities on any exchange, but we are not obligated to do so. It is possible that one or more underwriters may make a market in a class or series of securities, but the underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We cannot give any assurance as to the liquidity of the trading market for any of the securities.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Certain income tax considerations relating to the purchase, ownership and disposition of any of the securities offered by this prospectus will be set forth in the applicable prospectus supplement relating to the offering of those securities.

ENFORCEABILITY OF CIVIL LIABILITY

We are incorporated under the laws of the Cayman Islands as an exempted company with limited liability. We are incorporated in the Cayman Islands because of certain benefits associated with being a Cayman Islands company, such as political and economic stability, an effective judicial system, a favorable tax system, the absence of foreign exchange control or currency restrictions and the availability of professional and support services. However, the Cayman Islands has a less developed body of securities laws as compared to the United States and provides protections for investors to a lesser extent. In addition, Cayman Islands companies may not have standing to sue before the federal courts of the United States.

Most of our operations are conducted in China, and most of our assets are located in China. In addition, most of our directors and officers are residents of jurisdictions other than the United States and all or a substantial portion of their assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon us or these persons, or to enforce against us or them judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States. It may also be difficult for you to enforce in United States courts judgments obtained in United States courts based on the civil liability provisions of the United States federal securities laws against us and our officers and directors.

We have appointed Cogency Global Inc. as our agent to receive service of process with respect to any action brought against us in the U.S. District Court for the Southern District of New York under the federal securities laws of the U.S. or of any state in the U.S. or any action brought against us in the Supreme Court of the State of New York in the County of New York under the securities laws of the State of New York.

Walkers (Hong Kong), our counsel as to Cayman Islands law, has advised us that there is uncertainty as to whether the courts of the Cayman Islands and China, respectively, would:

●	recognize or enforce judgments of United States courts obtained against us or our directors or officers predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States; or

●	entertain original actions brought in each respective jurisdiction against us or our directors or officers predicated upon the securities laws of the United States or any state in the United States.

Walkers (Hong Kong) has informed us that it is uncertain whether the courts of the Cayman Islands will allow shareholders of our company to originate actions in the Cayman Islands based upon securities laws of the United States. In addition, there is uncertainty with regard to Cayman Islands law related to whether a judgment obtained from the U.S. courts under civil liability provisions of U.S. securities laws will be determined by the courts of the Cayman Islands as penal or punitive in nature. If such a determination is made, the courts of the Cayman Islands will not recognize or enforce the judgment against a Cayman Islands company, such as our company. As the courts of the Cayman Islands have yet to rule on making such a determination in relation to judgments obtained from U.S. courts under civil liability provisions of U.S. securities laws, it is uncertain whether such judgments would be enforceable in the Cayman Islands.

In addition, Walkers (Hong Kong) has advised us that although there is no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States (and the Cayman Islands are not a party to any treaties for the reciprocal enforcement or recognition of such judgments), a judgment obtained in such jurisdiction will be recognized and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment (i) is given by a foreign court of competent jurisdiction, (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (iii) is final and conclusive, (iv) is not in respect of taxes, a fine or a penalty, (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

Beijing Dacheng Law Offices, LLP (Fuzhou), our PRC counsel, has advised us that the recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedure Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedure Law based either on treaties between China and the country where the judgment is made or on principles of reciprocity between jurisdictions. Beijing Dacheng Law Offices, LLP(Fuzhou) has advised us further that under PRC law, courts in the PRC will not recognize or enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of PRC law or national sovereignty, security or social public interest. As there exists no treaty or other form of reciprocity between China and the United States governing the recognition and enforcement of judgments as of the date of this prospectus, including those predicated upon the liability provisions of the United States federal securities laws, there is uncertainty whether and on what basis a PRC court would enforce judgments rendered by United States courts. In addition, because there is no treaty or other form of reciprocity between the Cayman Islands and China governing the recognition and enforcement of judgments as of the date of this prospectus, there is further uncertainty as to whether and on what basis a PRC court would enforce judgments rendered by a Cayman Islands court.

LEGAL MATTERS

Certain legal matters as to U.S. federal and New York state law in connection with this offering will be passed upon for us by Loeb & Loeb LLP. The validity of the Class A Ordinary Shares offered in this offering and certain other legal matters as to Cayman Islands law will be passed upon for us by Walkers (Hong Kong), our counsel as to Cayman Islands law. Legal matters as to PRC law will be passed upon for us by Beijing Dacheng Law Offices, LLP (Fuzhou). Loeb & Loeb LLP may rely upon Walkers (Hong Kong) with respect to matters governed by Cayman Islands law and Beijing Dacheng Law Offices, LLP (Fuzhou) with respect to matters governed by PRC law.

EXPERTS

The consolidated financial statements of Maase Inc. as of and for the year ended June 30, 2025 have been audited by Enrome LLP, an independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included and incorporated by reference in this prospectus in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

The financial statements of Maase Inc. as of and for the year ended June 30, 2024 (the 2024 financial statements before the effects of the retrospective adjustments to the financial statements) (not separately presented herein) have been audited by Deloitte Touche Tohmatsu Certified Public Accountants LLP, an independent registered public accounting firm, as stated in their report incorporated by reference in the prospectus. The retrospective adjustments to the 2024 financial statements have been audited by Enrome LLP. Such financial statements are incorporated by reference in reliance upon the respective reports of Deloitte Touche Tohmatsu Certified Public Accountants LLP and Enrome LLP given their authority as experts in auditing and accounting. The office of Deloitte Touche Tohmatsu Certified Public Accountants LLP is located at 9/F China Resources Building, 5001 Shennan Road East, Shenzhen518010, the People’s Republic of China.

The consolidated financial statements of Maase Inc. as of and for the year ended June 30, 2023 have been audited by Marcum Asia CPAs LLP, an independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included and incorporated by reference in this prospectus in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The office of Marcum Asia CPAs LLP is located at 7 Penn Plaza, Suite 830, New York, New York, 10001.

The combined financial statements of Carve Group Ltd and its subsidiaries as of and for the years ended June 30, 2024 and 2025 are incorporated by reference in this prospectus and registration statement have been audited by Enrome LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included and incorporated by reference in this prospectus in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

The combined financial statements of Real Prospect Limited and its subsidiaries as of and for the year ended June 30, 2025 are incorporated by reference in this prospectus and registration statement have been audited by Enrome LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

The combined financial statements of Times Good Limited and its subsidiaries as of and for the year ended June 30, 2025 are incorporated by reference in this prospectus and registration statement have been audited by Enrome LLP, independent registered public accounting firm, as set forth in their reports appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as an expert in accounting and auditing. The office of Enrome LLP is located at 143 Cecil Street #19-03/04, GB Building Singapore 069542.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Exchange Act, and in accordance with the Exchange Act, we file annual reports and other information with the SEC. Information we file with the SEC can be obtained over the internet on the SEC’s website at www.sec.gov.

This prospectus is part of a registration statement we have filed with the SEC. This prospectus omits some information contained in the registration statement in accordance with SEC rules and regulations. You should review the information and exhibits in the registration statement for further information on us and the securities being offered. Statements in this prospectus concerning any document that we filed as an exhibit to the registration statement or that we otherwise filed with the SEC are not intended to be comprehensive and are qualified by reference to these filings. You should review the complete document to evaluate these statements.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with them. This means that we can disclose important information to you by referring you to those documents. Each document incorporated by reference is current only as of the date of such document, and the incorporation by reference of such documents shall not create any implication that there has been no change in our affairs since the date thereof or that the information contained therein is current as of any time subsequent to its date. The information incorporated by reference is considered to be a part of this prospectus and should be read with the same care. When we update the information contained in documents that have been incorporated by reference by making future filings with the SEC, the information incorporated by reference in this prospectus is considered to be automatically updated and superseded. In other words, in the case of a conflict or inconsistency between information contained in this prospectus and information incorporated by reference into this prospectus, you should rely on the information contained in the document that was filed later.

We incorporate by reference the following documents:

●	our annual report on Form 20-F for the fiscal year ended June 30, 2025 filed with the SEC on October 29, 2025 (File No. 001-38813);

●	our report on Form 6-K for the audited financial statements of Carve Group Ltd for the fiscal years ended on June 30, 2024 and 2025 and unaudited pro forma financial information of the Company after giving effect to the consummation of acquisition of businesses of Carve Group Ltd furnished with the SEC on February 13, 2026;

●	our report on Form 6-K for the audited financial statements of Real Prospect Limited for the fiscal year ended on June 30, 2025 and unaudited pro forma financial information of the Company after giving effect to the consummation of acquisition of businesses of Real Prospect Limited furnished with the SEC on February 13, 2026;

●	our report on Form 6-K for the audited financial statements of Times Good Limited for the fiscal year ended on June 30, 2025 and unaudited pro forma financial information of the Company after giving effect to the consummation of acquisition of businesses of Times Good Limited furnished with the SEC on June 12, 2026;

●	our report on Form 6-K for the unaudited interim condensed consolidated financial statements for the six-month period ended December 31, 2025 furnished with the SEC on June 23, 2026;

●	our report on Form 6-K for the unaudited financial statements of Times Good Limited for the six-month period ended December 31, 2025 furnished with the SEC on August 5, 2026;

●	our report on Form 6-K for the unaudited pro forma financial information of the Company after giving effect to the consummation of transactions described therein furnished with the SEC on August 5, 2026;

●	our reports on Form 6-K furnished with the SEC on November 28, 2025, December 12, 2025, December 19, 2025, December 31, 2025, January 15, 2026, January 23, 2026, March 31, 2026, July 17, 2026, and August 4, 2026;

●	any future annual reports on Form 20-F filed with the SEC after the date of this prospectus and prior to the termination of the offering of the securities offered by this prospectus; and

●	any future reports on Form 6-K that we furnish to the SEC after the date of this prospectus that are identified in such reports as being incorporated by reference in this prospectus.

Our annual report for the fiscal year ended June 30, 2025 contains a description of our business and audited consolidated financial statements with reports by our independent auditors. The consolidated financial statements are prepared and presented in accordance with U.S. GAAP.

We file reports and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Copies of all documents incorporated by reference in this prospectus, other than exhibits to those documents unless such exhibits are specially incorporated by reference in this prospectus, will be provided at no cost to each person, including any beneficial owner, who receives a copy of this prospectus on the written or oral request of that person made to:

Maase Inc.

Building 48, Zhixin Manufacturing Valley Industrial Park

No. 52 Yangzhou Road, Economic Development Zone

Laixi, Qingdao, Shandong Province, People’s Republic of China, 266000

+86-532-66030885

You should rely only on the information that we incorporate by reference or provide in this prospectus or in any applicable prospectus supplement. We have not authorized anyone to provide you with different information. We are not making any offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the front of those documents.

PART II

Information Not Required in Prospectus

Item 8. Indemnification of Directors and Officers

The Cayman Companies Act does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against dishonesty, willful default or fraud or the consequences of committing a crime. Our articles of association provide that we shall indemnify our officers and directors against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such directors or officer, other than by reason of such person’s dishonesty, willful default or fraud, in or about the conduct of our company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such director or officer in defending (whether successfully or otherwise) any civil proceedings concerning our company or its affairs in any court whether in the Cayman Islands or elsewhere. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation. In addition, we intend to enter into indemnification agreements with our directors and executive officers that will provide such persons with additional indemnification beyond that provided in our articles of association.

Under the indemnification agreements with our directors and executive officers, the form of which was filed as Exhibit 10.15 to our registration statement on Form F-1, as amended (File No. 333-228510), we have agreed to indemnify our directors and executive officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or executive officer.

Any underwriting agreement entered into in connection with an offering of our securities may also provide for indemnification of us and our officers and directors in certain cases.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us under the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

We also maintain a directors and officers liability insurance policy for our directors and officers.

Item 9. Exhibits

MAASE INC.

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Form of Underwriting Agreement
3.1	Fifth Amended and Restated Memorandum and Articles of Association of the Registrant, effective June 23, 2025 (incorporated herein by reference to Exhibit 1.4 to Form 20-F filed on October 29, 2025)
4.1	Registrant’s Specimen Certificate for Class A Ordinary Shares (incorporated herein by reference to Exhibit 2.1 to Form 20-F filed on October 29, 2025)
4.2	Form of Warrants (incorporated herein by reference to Exhibit 4.1 of our Form 6-K filed with the SEC on July 3, 2025)
4.3*	Form of Debt Security
4.4*	Form of Warrant
4.5*	Form of Right
4.6*	Form of Unit Agreement (including Specimen Unit Certificate)
4.7	Form of indenture with respect to senior debt securities, to be entered into between the Registrant and a trustee acceptable to the Registrant, if any
4.8	Form of indenture with respect to subordinated debt securities, to be entered into between the Registrant and a trustee acceptable to the Registrant, if any
5.1	Opinion of Walkers (Hong Kong)
5.3*	Opinion of Loeb & Loeb LLP regarding warrant
10.1	Form of Employment Agreement between the Registrant and its chief executive officers (incorporated herein by reference to Exhibit 10.14 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.2	Form of Indemnification Agreement between the Registrant and its directors and executive officers (incorporated herein by reference to Exhibit 10.15 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.3	Exclusive Technology and Consultancy Services Agreement between Puyi Enterprises Management Consulting Co., Ltd. and Chengdu Puyi Bohui Information Technology Co., Ltd. dated September 6, 2018 (incorporated herein by reference to Exhibit 10.16 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.4	Equity Interest Pledge Agreement among Puyi Enterprises Management Consulting Co., Ltd., Yu Haifeng, Yang Yuanfen and Chengdu Puyi Bohui Information Technology Co., Ltd. dated September 6, 2018 (incorporated herein by reference to Exhibit 10.17 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.5	Exclusive Option Agreement among Puyi Enterprises Management Consulting Co., Ltd., Haifeng Yu, Yuanfen Yang and Chengdu Puyi Bohui Information Technology Co., Ltd. dated September 6, 2018 (incorporated herein by reference to Exhibit 10.18 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.6	Spouse Consent Letter provided by Xiao Qi, Yu Haifeng’s spouse, dated September 6, 2018 (incorporated herein by reference to Exhibit 10.19 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.7	Spouse Consent Letter provided by Cheng Jianping, Yang Yuanfen’s spouse, dated September 6, 2018 (incorporated herein by reference to Exhibit 10.20 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.8	Powers of Attorney granted by Yu Haifeng dated September 6, 2018 (incorporated herein by reference to Exhibit 10.21 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.9	Powers of Attorney granted by Yang Yuanfen dated September 6, 2018 (incorporated herein by reference to Exhibit 10.22 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.10	Supplemental Agreement to Exhibit 10.24 to the Form F-1, dated September 19, 2018 (incorporated herein by reference to Exhibit 10.25 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.11	2018 Share Incentive Plan (incorporated herein by reference to Exhibit 10.27 to the Form F-1, as amended, initially filed on November 21, 2018 (File No. 333-228510))
10.12	2024 Share Incentive Plan (incorporated herein by reference to Exhibit 10.2 to the Form S-8, as amended, initially filed on March 11, 2024 (File No. 333-277814))
10.13	Equity Interest Transfer Agreement between Yang Yuanfen and Puyi Enterprises Management Consulting Co., Ltd. dated June 30, 2023 (incorporated herein by reference to Exhibit 4.29 to the Form 20-F, as amended, initially filed on September 25, 2023 (File No. 001-38813))
10.14	Form of Securities Agreement with Certain Shareholders of AIFU dated December 27, 2023 (incorporated herein by reference to Exhibit 10.1 to Form 6-K filed on December 27, 2023 (File No. 001-38813)
10.15	English translation of Share Transfer Agreement between Chengdu Puyi Bohui Information Technology Co., Ltd. and Beijing Fanlian Investment Co., Ltd., dated December 22, 2023 (incorporated herein by reference to Exhibit 4.33 to the Form 20-F, filed on November 15, 2024 (File No. 001-38813))

10.16	Form of Share Subscription Agreement, made between Highest Performances Holdings Inc. and Sea Synergy Limited (incorporated by reference to Exhibit 10.1 of our Form 6-K filed with the SEC on January 6, 2025)
10.17	Form of Share Subscription Agreement dated December 30, 2024, made between Highest Performances Holdings Inc. and Moonlit Group Ltd. (incorporated by reference to Exhibit 10.2 of our Form 6-K filed with the SEC on January 6, 2025)
10.18	Form of Share Subscription Agreement dated December 30, 2024, between Highest Performances Holdings Inc. and Equality Group Ltd. (incorporated by reference to Exhibit 10.3 of our Form 6-K filed with the SEC on January 6, 2025)
10.19	Form of Share Purchase and Sale Agreement dated May 8, 2025, between Highest Performances Holdings Inc. and each of Great Name Group Limited, American Magpie News Company Limited, Innovation Global Financial Group Limited and QT Management Company Limited. (incorporated by reference to Exhibit 10.1 of our Form 6-K filed with the SEC on May 8, 2025)
10.20	Form of Securities Purchase Agreement dated July 3, 2025, between Maase Inc. and certain investors (incorporated by reference to Exhibit 10.1 of our Form 6-K filed with the SEC on July 3, 2025)
10.21	Transaction Agreement dated as of July 18, 2025, entered by and made among Maase Inc., Ace Long Limited, Arts Wing Limited and Real Prospect Limited (incorporated by reference to Exhibit 10.1 of our Form 6-K filed with the SEC on July 18, 2025)
10.22	Transaction Agreement dated as of July 28, 2025, entered by and made among Maase Inc., Golden Brighter Limited, WJ Management Limited, Union Chief Limited and Carve Group Ltd. (incorporated by reference to Exhibit 10.1 of our Form 6-K filed with the SEC on July 29, 2025)
10.23	Shares Sales and Purchases Agreement dated September 12, 2025, by and between Echoes Group Ltd and Puyi Group Limited (incorporated by reference to Exhibit 10.1 of our Form 6-K filed with the SEC on September 18, 2025)
10.24	Form of Director Agreement between the Registrant and its director and chairperson (incorporated herein by reference to Exhibit 10.1 of our Form 6-K filed the SEC on November 28, 2025)
10.25	Transaction Agreement dated January 23, 2026 by and among Maase Inc., YCY Management Company Limited, QYH Management Company Limited, Victory Kong Limited, Times Good Limited and other parties listed thereto (incorporated by reference to Exhibit 10.1 to our Form 6-K filed with the SEC on January 23, 2026)
10.26	Exclusive Business Cooperation Agreement dated February 10, 2026 by and between Huazhi Future (Chongqing) Technology Co., Ltd. and Shenzhen Huazhixing Management Consulting Co., Ltd.
10.27	Call Option Agreement dated February 10, 2026 by and among Shenzhen Huazhixing Management Consulting Co., Ltd and shareholders of Huazhi Future (Chongqing) Technology Co., Ltd.
10.28	Form of Equity Pledge Agreement dated February 10, 2026 by and between Shenzhen Huazhixing Management Consulting Co., Ltd. and each shareholder of Huazhi Future (Chongqing) Technology Co., Ltd.
10.29	Shareholder Power of Attorney dated February 10, 2026 by and among Shenzhen Huazhixing Management Consulting Co., Ltd and shareholders of Huazhi Future (Chongqing) Technology Co., Ltd.
21.1	Subsidiaries and Affiliated Entities of the Registrant
23.1	Consent of Walkers (Hong Kong) (included in Exhibit 5.1)
23.2	Consent of Beijing Dacheng Law Offices, LLP (Fuzhou)
23.3	Consent of Marcum Asia CPAs LLP with respect to audited financial statements of the Company
23.4	Consent of Deloitte Touche Tohmatsu Certified Public Accountants LLP with respect to audited financial statements of the Company
23.5	Consent of Enrome LLP with respect to audited financial statements of the Company
23.6	Consent of Enrome LLP with respect to audited financial statements of Carve Group Ltd
23.7	Consent of Enrome LLP with respect to audited financial statements of Real Prospect Limited
23.8	Consent of Enrome LLP with respect to audited financial statements of Times Good Limited
24.1	Power of Attorney (contained on signature page)
25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under the Senior Debt Securities Indenture
25.2**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under the Subordinated Debt Securities Indenture
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
107	Filing Fee Table

*	To be filed, if applicable, by amendment or as an exhibit to a report filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

**	To be filed, if necessary, on electronic Form 305b2 pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939

Item 10 Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b).

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act of 1933 need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Item 8.A of Form 20-F if such financial statements and information are contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the People’s Republic of China, on August 7, 2026.

Maase Inc.

By:	/s/ Min Zhou
	Name:	Min Zhou
	Title:	Vice-Chairwoman of the Board, Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Min Zhou as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities (including his capacity as a director and/or officer of the registrant), to sign any and all amendments and post-effective amendments and supplements to this registration statement, and including any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this Form F-3 registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jingkai Li	Chairman of the Board	August 7, 2026
Name: Jingkai Li

/s/ Min Zhou	Vice-Chairwoman of the Board,	August 7, 2026
Name: Min Zhou	Chief Executive Officer (Principal Executive Officer)

/s/ Yingying Li	Independent Director	August 7, 2026
Name: Yingying Li

/s/ Kwan Pui Chui	Independent Director	August 7, 2026
Name: Kwan Pui Chui

/s/ Pei Yu	Independent Director	August 7, 2026
Name: Pei Yu

/s/ Guotao Liu	Co-Chief Executive Officer	August 7, 2026
Name: Guotao Liu	(Principal Executive Officer)

/s/ Jiaxing Shi	Chief Financial Officer	August 7, 2026
Name: Jiaxing Shi	(Principal Financial and Accounting Officer)

/s/ Zhifeng Li	Chief Technology Officer	August 7, 2026
Name: Zhifeng Li

SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE REGISTRANT

Pursuant to the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of Maase Inc. has signed this registration statement or amendment thereto in New York on August 7, 2026.

Authorized U.S. Representative

Cogency Global Inc.

By:	/s/ Collen A. De Vries
	Name:	Colleen A. De Vries
	Title:	Senior Vice President on behalf of Cogency Global Inc.